RS INVESTMENTS
2002 SEMIANNUAL REPORT

GROWTH
RS AGGRESSIVE GROWTH FUND
RS DIVERSIFIED GROWTH FUND
RS EMERGING GROWTH FUND
THE INFORMATION AGE FUND(R)
RS INTERNET AGE FUND(TM)
RS MIDCAP OPPORTUNITIES FUND
RS SMALLER COMPANY GROWTH FUND
RS VALUE + GROWTH FUND

VALUE
THE CONTRARIAN FUND(TM)
RS GLOBAL NATURAL RESOURCES FUND
RS PARTNERS FUND

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                                RS | investments
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

RS FUNDS
PHONE: 1-800-766-FUND (3863)
WEB: WWW.RSINVESTMENTS.COM
E-MAIL: FUNDS@RSINVESTMENTS.COM

24-HOUR ACCOUNT ACCESS
PHONE: 1-800-624-8025
WEB: ENTER MY ACCOUNT ON THE RS WEB SITE

--------------------------------------------------------------------------------------------------------------------------
PERFORMANCE UPDATE
As of 6/30/02
--------------------------------------------------------------------------------------------------------------------------

                                                                                                                   Average
                                                                                    3-Year     5-Year   10-Year     Annual
                                                             Year-to-     1-Year   Average    Average   Average     Return
                                         Ticker   Inception      Date      Total    Annual     Annual    Annual      Since
  RS GROWTH FUNDS                        Symbol        Date    Return     Return    Return     Return    Return  Inception
  RS Aggressive Growth Fund              RSAGX       5/1/00   -22.98%    -34.16%         -          -         -    -29.03%
  RS Diversified Growth Fund             RSDGX       8/1/96   -26.18%    -28.76%    -1.70%     14.06%         -     17.31%
  RS Emerging Growth Fund                RSEGX     11/30/87   -28.53%    -36.68%    -9.74%      9.58%    12.96%     17.05%
  The Information Age Fund(R)            RSIFX     11/15/95   -41.91%    -43.86%   -19.93%      0.60%         -      3.61%
  RS Internet Age Fund(TM)               RIAFX      12/1/99   -37.15%    -39.06%         -          -         -    -32.55%
  RS MidCap Opportunities Fund           RSMOX      7/12/95   -18.25%    -27.78%    -5.93%      5.21%         -     10.15%
  RS Smaller Company Growth Fund         RSSGX      8/15/96   -21.44%    -16.88%     4.92%      9.55%         -     12.38%
  RS Value + Growth Fund                 RSVPX      5/12/92   -16.58%    -22.87%   -12.32%     -0.66%    11.64%     11.25%

  RS VALUE FUNDS
  The Contrarian Fund(TM)                RSCOX      6/30/93     7.91%     -4.13%     5.69%     -5.54%         -      2.10%
  RS Global Natural Resources Fund       RSNRX     11/15/95    20.33%     11.91%    11.63%      1.07%         -      5.73%
  RS Partners Fund                       RSPFX      7/12/95     7.13%      3.03%    16.35%      6.09%         -     11.78%
--------------------------------------------------------------------------------------------------------------------------

Performance data quoted represents past performance, and past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Rating and performance information is subject to change. Please contact RS Investments at 1-800-766-FUND or visit www.RSinvestments.com for current information.

This report may be used only when preceded or accompanied by a prospectus. Refer to it for more information, including management fees and expenses associated with an ongoing investment as well as the special risks associated with investing in smaller companies; investing in the technology sector; investing internationally; investing in a more limited number of issuers or sectors; investing in high-yielding, lower-quality debt securities; short selling; and using options and futures. Please read it carefully before investing. Except as noted, numbers are unaudited.

TABLE OF CONTENTS

INTRODUCTION
   CHAIRMAN'S LETTER ...............................  2

OUR PEOPLE
   PORTFOLIO MANAGER BIOGRAPHIES ...................  4

RS GROWTH FUNDS
   RS AGGRESSIVE GROWTH FUND .......................  7
   RS DIVERSIFIED GROWTH FUND ...................... 13
   RS EMERGING GROWTH FUND ......................... 17
   THE INFORMATION AGE FUND(R) ..................... 23
   RS INTERNET AGE FUND(TM) ........................ 27
   RS MIDCAP OPPORTUNITIES FUND .................... 31
   RS SMALLER COMPANY GROWTH FUND .................. 35
   RS VALUE + GROWTH FUND .......................... 39

RS VALUE FUNDS
   THE CONTRARIAN FUND(TM) ......................... 43
   RS GLOBAL NATURAL RESOURCES FUND ................ 47
   RS PARTNERS FUND ................................ 51

FINANCIAL INFORMATION
   SCHEDULES OF INVESTMENTS ........................ 56
   STATEMENT OF ASSETS AND LIABILITIES ............. 78
   STATEMENT OF OPERATIONS ......................... 80
   STATEMENT OF CHANGES IN NET ASSETS .............. 82
   FINANCIAL HIGHLIGHTS ............................ 86
   NOTES TO FINANCIAL STATEMENTS ................... 90
   SUPPLEMENTAL INFORMATION ........................ 98

ADMINISTRATION .....................................100

CHAIRMAN'S LETTER

[GRAPHIC OMITTED]
G. RANDY HECHT
CHAIRMAN AND CEO

Dear Fellow Shareholders,

The first half of 2002 has been acceptable to value investors but disheartening for growth investors. The dramatic differences in the results can be seen in the performance returns of our growth and value Funds. Growth and value investing are cyclical: Sometimes growth is in favor, and sometimes value.

For the past two years, value investing clearly has been the outperformer. Over longer periods of time, however, these return differentials tend to even out. During the first six months of this year, it was virtually impossible to make money in a diversified portfolio of growth or aggressive growth stocks. Correctly judging company fundamentals has not been enough, as the price/earnings (P/E) multiples continue to be reduced by a market that is heavily discounting growth prospects. If a growth company met its earnings estimate over the past six months, it went down a little; but if a growth company MISSED its numbers, the stock typically dropped 50% or more. Our deep team of talented analysts has been right on the fundamentals of most of our stocks, only to see them go down in value. This contrary environment for growth stocks has been exacerbated by geopolitical struggles in the Middle East, the scandals surrounding several high-profile U.S. growth companies and their executives, as well as the sell-side research analysts' touted IPOs.

The good news is that the small- and mid-cap growth stocks in which we specialize are now very cheap by historical standards and offer excellent risk/return potential. Many of our growth portfolios sport P/E ratios of half their growth rates. The rest of the stock market trades at a 20+ P/E ratio for less than 10% growth. Past history would suggest that the difference in returns will be closed by growth stocks outperforming the rest of the market until their growth rates and P/E ratios are at least equal--yet this still requires being right on the fundamentals. To support that effort, we have added two more senior research analysts in the first half of 2002 and continue to look for more outstanding talent. One of the few benefits of a bear market is that it creates opportunities to hire outstanding talent from troubled organizations.

Our value portfolios, on the other hand, have outperformed many of their peers, and we attribute our strong performance to our better use of analytics. We don't just buy companies that are cheap, as many value groups do. We focus on investing in inexpensive stocks of well-run companies that do a good job of reinvesting cash flows. We especially like businesses that can generate cash flows at sustainable rates of return that are well in excess of their cost of capital. Respected financial publications have recognized our approach. The Contrarian Fund,(TM) for example, was named "Best in Class" in the March 2002 issue of MUTUAL FUNDS magazine.*

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Last Fall, we distributed a survey to a randomly  selected group of shareholders to learn more about their attitude and behavior toward investments and to evaluate how we can further improve our products and services. We learned that 92% of those shareholders believed in the long-term value of technology investing and that many of the fastest-growing stocks are small and emerging companies. The results also revealed that overall, those shareholders were satisfied with our services but are unaware of some of our Web site features. We produce quarterly portfolio manager Fund Updates on the Web, which are available in both text and streaming-video formats. We also encourage you to sign up for e-delivery of statements and Fund documents (such as this semiannual report) to improve timeliness and efficiency of shareholder communications and to cut costs. We strive to save our shareholders' money by leveraging the Web to help reduce printing bills.

When investing in equities, one should take a long-term view. The importance of staying the course could never be more true than now. Typically, the bleakest times are often the best times to invest and usually the worst times to redeem. My observation has been that those who try to time the market and attempt to cut their losses may inadvertently sell at the bottom. We encourage you to invest for the long term.

As always, if you have any questions or comments, please e-mail me at rhecht@rsinvestments.com. Thank you for your continued trust and support.

Sincerely,

/s/  RANDY HECHT
G. Randy Hecht
Chairman and CEO

  Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Rating and performance information is subject to change. Please contact RS Investments at 1-800-766-FUND or visit www.RSinvestments.com for current information

* MUTUAL FUNDS' "Best in Class" rankings are based on risk-adjusted total return over the three-year period ended 12/31/01, using data supplied by Morningstar, Inc. To be designated "Best in Class" within its category, a fund must have managers with at least three years of experience; score in the top third of Morningstar's category rankings; have a high Sharpe ratio (low volatility combined with high return); and, in the opinion of the magazine, have returns that justify their expenses. Total return is not adjusted for sales charges. Only the top 20 funds in a category are designated "Best in Class". In the Global category, there were 231 funds with a three-year history as of 12/31/01.

  Morningstar category rankings are based on total return with dividends and distributions reinvested and do not take into account or reflect sales charges. As of 6/30/02, The Contrarian Fund(TM) was ranked number 34 out of 308 funds in the World Stock category for the one-year period; number 16 out of 241 funds for three years, and number 156 out of 164 funds for five years.

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

PORTFOLIO MANAGER BIOGRAPHIES

GRAPHIC
[GRAPHIC OMITTED]

OUR PEOPLE AT RS INVESTMENTS WE BELIEVE THAT OUR PEOPLE AND THEIR PROCESSES ARE WHAT SET US APART AND DIFFERENTIATE OUR FAMILY OF FUNDS. BY BUILDING ON A FOUNDATION OF HIGH-QUALITY INDIVIDUALS WITH EXTENSIVE INVESTMENT EXPERIENCE, EXCEPTIONAL EDUCATIONAL BACKGROUNDS, AND A WIDE VARIETY OF PROFESSIONAL EXPERIENCE AND KNOWLEDGE, WE HAVE ESTABLISHED A MOST REMARKABLE ORGANIZATION.

STEVE BISHOP has been co-portfolio manager of the RS Internet Age Fund(TM) since January 2001 and The Information Age Fund(R) since July 2001. He joined RS Investments in 1996 as a research analyst covering the technology sector. Prior to joining the firm, Steve was an analyst in the corporate finance department of Dean Witter Reynolds, Inc., and a summer associate at RCM Capital Management. He has more than nine years of investment experience. Steve holds a B.A. in economics from the University of Notre Dame and an M.B.A. from Harvard Business School.

JIM  CALLINAN  has  managed  the RS  Emerging  Growth Fund since 1996 and the RS
Aggressive Growth Fund since its inception. He has also been co-portfolio manager of the RS Internet Age Fund(TM) since its inception and The Information Age Fund(R) since July 2001. Prior to joining the firm in 1996, Jim was portfolio manager of the Putnam OTC & Emerging Growth Fund. He received a B.A. in economics from Harvard College, an M.S. in accounting from New York University, and an M.B.A. from Harvard Business School. Jim is also a Chartered Financial Analyst.

WENDELL LAIDLEY has been co-portfolio manager of the RS Internet Age Fund(TM) and The Information Age Fund(R) since February 2002. Prior to joining RS Investments in February 2002, he was a director and senior equity analyst in the Technology Group of Credit Suisse First Boston. He also held research analyst positions at Deutsche Bank Technology Group; at Wessels, Arnold & Henderson; and at Volpe, Welty & Company. Wendell holds a B.A. in economics from Hobart & William Smith College.

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[GRAPHIC OMITTED]

FROM LEFT TO RIGHT:
STEVE BISHOP
JIM CALLINAN
WENDELL LAIDLEY
ANDY PILARA
JOHN SEABERN
JOHN WALLACE
BILL WOLFENDEN

ANDY PILARA has managed the RS Partners Fund and the RS Global Natural Resources Fund since their inceptions and has been primarily responsible for the management of The Contrarian Fund(TM) since January 2001. Prior to joining the firm in 1993, Andy was president of Pilara Associates, an investment management firm he established in 1974. He has been involved in the securities business for nearly 30 years, with experience in portfolio management, research, trading, and sales. He holds a B.A. in economics from St. Mary's College.

JOHN SEABERN is co-portfolio manager of the RS Diversified Growth Fund and has served on the Fund's management team since its inception. Prior to joining the firm in 1993, John was a performance analyst at Duncan-Hurst Capital Management. He holds a B.S. in finance from the University of Colorado and is a Chartered Financial Analyst.

JOHN WALLACE has managed the RS MidCap Opportunities Fund and the RS Diversified Growth Fund since their inceptions. He has also led a team of investment professionals on the RS Value + Growth Fund since July 2001. Prior to joining the firm in 1995, John was portfolio manager of the Oppenheimer Main Street Income and Growth Fund. He holds a B.A. from the University of Idaho and an M.B.A. from Pace University.

BILL WOLFENDEN has managed the RS Smaller Company Growth Fund since joining RS Investments in April 2001. Prior to that time, he had been at Dresdner RCM Global Investors since 1994, where he served on the micro-cap and small-cap growth investment management teams. Previously, Bill spent four years in commercial banking for Westamerica Bank and the Bank of California. He holds a B.A. in economics from Southern Methodist University and an M.B.A. with a dual concentration in finance and accounting from Vanderbilt University.

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
                                                               [GRAPHIC OMITTED]

                                RS AGGRESSIVE GROWTH FUND
INVESTING IN SMALL-, MID-, AND LARGE-CAP GROWTH COMPANIES

                                                                    JIM CALLINAN
                                                               Portfolio Manager
                                                              For bio see page 4

                                [GRAPHIC OMITTED]

RS AGGRESSIVE GROWTH FUND

                            INVESTMENT STYLE

                              LARGE-CAP            MID-CAP           SMALL-CAP
                            ----------------------------------------------------
                                VALUE               BLEND             GROWTH
                                                                  --------------

FUND PHILOSOPHY THE RS AGGRESSIVE GROWTH FUND INVESTS IN COMPANIES OF ANY SIZE THAT WE BELIEVE OFFER THE POTENTIAL FOR SIGNIFICANT INCREASES IN VALUE. THE FUND GENERALLY INVESTS IN INDUSTRY SEGMENTS THAT ARE EXPERIENCING RAPID GROWTH AND IN COMPANIES WITH COMPETITIVE ADVANTAGES, SUCH AS SUPERIOR TECHNOLOGY, PROFITABILITY, MANAGEMENT, OR MARKET SHARE.

The first six month period of 2002 was a difficult one for the market and for the Fund. The RS Aggressive Growth Fund declined 22.98%, while its benchmark, the Russell 3000(R) Growth Index 3, fell 20.54%.

PORTFOLIO REVIEW To say that our aggressive growth style of investing is out-of-favor is quite an understatement. Even when things are going well at one of our investments, it has difficulty outperforming. In fact, growth stock relative valuations have contracted markedly even though fundamental disappointment is found in only a very narrow group of industries.

Although revenue growth rates of firms have slowed somewhat, we continue to stay the course and search for the most aggressive growth firms. These companies are attacking the emerging growth subsegments arising from traditional growth sectors. Despite the fact that the population of these fast-growth companies has diminished as a result of the economic slowdown, we are still able to discover some exciting areas of potential future explosive growth. Our capacity to uncover these stocks has grown by the addition of new research analysts as well as the delisting of many specious initial public offerings of the past five years. The venture window has shut, and many of our holdings face no competition from start-ups and late-stage venture firms. As this occurred, other investors shortened their investment horizons and stampeded into value-oriented yet slower-growth issues. In contrast, we remain true to our investment objective and seek the fastest-growing U.S. firms over the long term.

Despite a revenue growth slowdown, our types of firms still represent the fastest revenue growth companies. Our average holdings suffered a deceleration in revenue growth from 120% in 2000 to 36% in 2002 and a remarkably severe contraction in multiple, from 70 times to 23 times. While value stocks now sell at a PREMIUM price-to-earnings (P/E) multiple to their sustainable growth rates, our growth stocks sell at a serious DISCOUNT P/E multiple to their growth rates, which are additionally cyclically depressed. In our experience, whenever our types of stocks sold at a P/E-to-growth rate (PEG ratio) of 0.64 or less (23 times / 36%), our investment style always offered more-attractive risk/return characteristics than did other asset classes.

In addition, upside revaluation of our style of investing historically occurred very quickly. Aggressive growth stocks enjoyed a burst of upward multiple expansion when the valuations went from a relative P/E of 0.80 to 1.60 from March to December 1999, a span of nine months. The variables that hurt these growth stocks can turn around quickly, and investors may, in fact,

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quickly  and  markedly  expand  their  investment  horizons.  As they  do  this, portfolio managers are willing to believe the future projections of company managements, Wall Street analysts, and even their own analysts and, as a result, own more-speculative issues.

THE CONSUMER INTERNET Our focus on firms that are aggressively growing revenues leads us to a large exposure to Internet consumer companies in which we currently have 19% of the Fund invested. We hold these positions because revenue growth has averaged more than 100% per year over the past three years and will continue to show far superior growth characteristics. These reasonably priced Internet firms truly capture the spirit and letter of what this Fund is seeking. They are gaining market penetration in traditional consumer growth segments such as retailing, advertising, media, classified, travel, and entertainment. They are also attractively valued, at about 31 times next year's earnings per share
(EPS)--only a slight premium to the 23 times P/E multiple of the average stock in the Fund. We believe that not only will these companies outgrow their traditional competitors by a significant margin, they will also likely exceed the 30% revenue and earnings growth expectation held by Wall Street analysts.

Revenue capture per Internet user also has room to rise. Whereas the average magazine generates $35 to $75 in advertising revenue per reader per year, Internet advertising plays such as Yahoo!, Overture Services, and DoubleClick are all at $1 or less per user per year (and have far more users than even the largest magazine or newspaper). These firms have microscopic percentages of massive markets. Although they are still in the early stages of their development, their capacity to increase earnings power, as measured by margin expansion potential, is in an even earlier stage. Margin expansion potential is particularly attractive at eBay and Yahoo!. eBay is handling ever-larger transaction sizes and has graduated dramatically from offering primarily collectibles such as the toy Furbies in 1997 to mainstream retail items such as automobiles in 2002. eBay benefits from significantly higher revenue running through this relatively fixed-cost Web site. Higher revenues, coupled with equivalent costs, lead to markedly greater margins.

On the advertising side, Yahoo! has right-sized its cost base to break even at its present level of $800 million in revenues, which reflects the low ebb of the Internet advertising market. Yahoo!'s cyclically depressed ad revenues could rise three- or fourfold over the next five years. Incremental margins on increased ad sales are close to 90%, and its "pay-for-performance" search joint venture with Overture, another of our holdings, yields incremental margins of 60% or more. These two examples demonstrate how much operating leverage is present in these high-fixed-cost Web-based businesses.

RAPID-GROWTH COMPANIES Our other holdings reflect the purpose of this Fund: to identify those stocks with a strong proprietary, competitive advantage and superior internally generated revenue and EPS growth prospects. Express Scripts, Bed Bath & Beyond, Marvell Technology, Photon Dynamics, McKesson, Microsoft, Limited Too (Too, Inc.), Barr Labs, EchoStar, and Univision are a few of our non-Internet holdings that meet these requirements.

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RS AGGRESSIVE GROWTH FUND (Continued)

Express Scripts administers drug payment plans for health management organizations (HMOs), corporate plan sponsors, and government agencies. Its internal growth is spurred by new drug approvals, new client growth, benefits levels, and price hikes (which can be quite excessive in the drug industry). Bed Bath & Beyond is well on its way to controlling the home goods marketplace by using a superstore concept (large stores, low prices, and wider selections) to steal share from the previously dominant department stores. It can still triple its store base in the United States and increase the square footage of its older stores. Marvell Technology has the fastest networking chip for 1- to 10-gigabit Ethernet, which is 10 to 100 times faster than present "Fast Ethernet" speeds of 100 megabytes.

Photon Dynamics produces capital equipment to control the quality of flat panel displays. The flat panel display capital equipment market is expected to grow from $1 billion to $9 billion over the next three to four years. McKesson provides drug benefit plans and owns the largest installed software base in the hospital industry. These software platforms will all need upgrading within the next three years. Microsoft is leveraging its desktop PC dominance to compete in enterprise software, Internet portal, consumer-based mouse, and games technology. Limited Too pioneered the development of the pre-teen girl retailing concept and is the only player in that market.

Barr Labs challenges drug company patents in court, pushes drugs to generic status quickly, and also develops proprietary drugs. EchoStar is posturing to buy DIRECTTV from Hughes Electronics, thereby turning a duopoly into a monopoly for satellite television and becoming a very tough competitor of the digital cable offering. Univision, which controls a large portion of the Spanish-language television market, has purchased Hispanic Broadcasting to create a Spanish-speaking media powerhouse. Spanish-speaking Americans constitute about 17% of the population and are the fastest-growing demographic segment, yet Spanish-targeted advertising expenditure is only 2% of total U.S. spending.

We have just discussed about 30% of the dollar value of the Fund. These firms grew revenue at 36% in the previous quarter and sell at an average P/E of 26 times--an attractive 0.72 P/E-to-growth ratio. As you can see, we have in our portfolio expanding earnings growth potential, tremendous market dominance, and well-established, well-managed companies.

Our capacity to research these ideas has expanded with the addition of software and services analyst Wendell Laidley. Wendell came to us from CS First Boston, a leading technology investment bank, where he was an expert in evaluating the prospects of emerging enterprise software firms. His contacts in Silicon Valley will prove invaluable to the Fund in both software and hardware investments.

We have also added to our capacity in conducting health science research by hiring Greg Miliotes, who will cover biotech stocks. Greg comes to us from Robertson Stephens's research group and Stanford Business School. We believe that as the baby boom generation ages, health care services

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--------------------------------------------------------------------------------
GOOD IDEAS THAT WORKED+
Realized and Unrealized Gain (for the period ended 6/30/02)
--------------------------------------------------------------------------------

  Expedia, Inc.                                                         $744,284
  Ticketmaster                                                          $359,618
  Bed Bath & Beyond, Inc.                                               $270,362
  THQ, Inc.                                                             $195,065
  SeeBeyond Technology Corporation                                      $158,445
  Mercury Interactive Corporation                                       $155,233
  Express Scripts, Inc.                                                 $148,605
  Hispanic Broadcasting Corporation                                     $147,642
  Too, Inc.                                                             $143,157
  Business Objects S.A.                                                 $130,684
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GOOD IDEAS AT THE TIME+
Realized and Unrealized Loss (for the period ended 6/30/02)
--------------------------------------------------------------------------------

  Agile Software Corporation                                        ($1,063,989)
  Marvell Technology Group, Ltd.                                    ($1,040,317)
  Abgenix, Inc.                                                     ($1,036,485)
  Overture Services, Inc.                                             ($956,294)
  Flextronics International, Ltd.                                     ($908,051)
  AOL Time Warner, Inc.                                               ($810,091)
  PLX Technology, Inc.                                                ($766,152)
  webMethods, Inc.                                                    ($668,104)
  EchoStar Communications Corporation                                 ($619,815)
  PeopleSoft, Inc.                                                    ($609,774)
--------------------------------------------------------------------------------

and products will become a dramatic focus of the populace, the press, and the politicians. We will need an expert to help guide us through a very profitable but tricky jungle.

OUTLOOK We are very optimistic about this relatively low level of valuation for aggressive growth stocks. We feel that better returns are coming very soon, with any amount of good news. We have invested in our research capability to uncover new areas of growth when it is again a popular investment area.

We ask your forbearance, patience, and continued optimism in our investment style so that when growth is back in favor, fast-growing companies may once again be a strong contributor to your portfolio.

Thank you for your continued support.

/s/  JIM CALLINAN
Jim Callinan
Portfolio Manager

+ The realized and unrealized gains and losses represent the change in the Fund's total net assets that was attributable to the appreciation or depreciation in market value of each security listed. The effect of the dollar gain or loss on performance of the Fund is dependent on the Fund's total net assets over the year. The Fund may have held the position for the entire year or some portion thereof.

  Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Investing in smaller companies can involve such risks as less publicly available information than with larger companies, volatility, and less liquidity. Short selling is the sale of a borrowed security, and the price of the security can increase between the date the security is sold and the date when the Fund must replace it. Options and futures may not be perfectly correlated to the underlying index or security. International investing can involve greater currency fluctuations and less political and economic stability.

                                                                            |
                                                     WWW.RSINVESTMENTS.COM  | 11
                                                                            |

RS AGGRESSIVE GROWTH FUND

ASSETS UNDER MANAGEMENT: $66.9 million

--------------------------------------------------------------------------------
SECTOR ALLOCATION 1
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1.6% ...................................................Autos and Transportation
40.6% ....................................................Consumer Discretionary
0.0% ...........................................................Consumer Staples
0.0% ...........................................................Energy (non-oil)
10.3% ........................................................Financial Services
16.3% ...............................................................Health Care
0.0% ...................................................Materials and Processing
2.5% ..........................................................Producer Durables
25.8% ................................................................Technology
0.0% ..................................................................Utilities
0.0% ......................................................................Other
2.8% .......................................................................Cash

--------------------------------------------------------------------------------

DATA AS OF JUNE 30, 2002

--------------------------------------------------------------------------------
TOP TEN HOLDINGS 2
--------------------------------------------------------------------------------

  Yahoo! Inc.                                                              3.83%
  Bed Bath & Beyond, Inc.                                                  3.78%
  eBay Inc.                                                                3.24%
  Microsoft Corporation                                                    2.84%
  Marvell Technology Group, Ltd.                                           2.63%
  Electronic Arts, Inc.                                                    2.47%
  Overture Services, Inc.                                                  2.44%
  Photon Dynamics, Inc.                                                    2.38%
  Microchip Technology, Inc.                                               2.35%
  Too, Inc.                                                                2.34%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 5/1/00
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         Russell 3000(R)            RS Aggressive
                         Growth Index 3              Growth Fund
     5/1/00                 $10,000                    $10,000
       6/00                  10,111                     10,920
       9/00                   9,577                     11,130
      12/00                   7,540                      8,220
       3/01                   5,994                      6,130
       6/01                   6,541                      7,230
       9/01                   5,232                      5,110
      12/01                   6,060                      6,180
       3/02                   5,906                      5,990
       6/02                   4,815                      4,760

---------------------------------------------------------------------------------------------------
PERFORMANCE UPDATE
---------------------------------------------------------------------------------------------------

                                                                         Total    Average Annual
                                       Year-to-         1-Year    Return Since      Return Since
                                    Date Return   Total Return       Inception 4       Inception 4
  RS Aggressive Growth Fund             -22.98%        -34.16%         -52.40%           -29.03%
  Russell 3000 Growth Index             -20.54%        -26.39%         -51.85%           -28.65%
  S&P 500(R) Index 5                    -13.22%        -18.04%         -30.73%           -15.60%

---------------------------------------------------------------------------------------------------

   Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
1 The sector allocation represents the entire Russell universe. The Fund's holdings are allocated to each sector based on their Russell classification. Cash includes short-term investments and net other assets and liabilities.
2 Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
3 The Russell 3000(R) Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 3000(R) Index (which consists of the 3,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index and, unlike the Fund, it does not incur fees and expenses.
4  Inception date: May 1, 2000.
5 The S&P 500 Index is an unmanaged market value-weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index and, unlike the Fund, it does not incur fees and expenses.

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

                                                      RS DIVERSIFIED GROWTH FUND

                                          FOCUSING ON SMALL-CAP GROWTH COMPANIES

                                                              [GRAPHICS OMITTED]

                                                                    JOHN WALLACE
                                                            Co-Portfolio Manager
                                                              For bio see page 5

                                                                    JOHN SEABERN
                                                            Co-Portfolio Manager
                                                              For bio see page 5

                                                               [GRAPHIC OMITTED]

RS DIVERSIFED GROWTH FUND

                            INVESTMENT STYLE

                              LARGE-CAP            MID-CAP           SMALL-CAP
                                                                  --------------
                                VALUE               BLEND             GROWTH
                                                                  --------------

FUND PHILOSOPHY THE RS DIVERSIFIED GROWTH FUND SEEKS TO ACHIEVE LONG-TERM CAPITAL GROWTH BY INVESTING PRIMARILY IN SMALL-CAP GROWTH STOCKS ACROSS DIVERSE COMPANIES AND SECTORS. OUR FLEXIBLE, BOTTOM-UP APPROACH IS BASED ON OUR SEARCH FOR A GROWTH CATALYST AND TREND ANALYSIS. WE LOOK FOR WELL-MANAGED COMPANIES WITH IMPROVING FUNDAMENTALS THAT MAY BE POSITIONED FOR GROWTH. OUR FORMULA FOR LONG-TERM SUCCESS ALSO INCLUDES A DISCIPLINED APPROACH TO RISK: LOSSES ARE ELIMINATED QUICKLY, AND WE CONSTANTLY LOOK FOR ATTRACTIVE OPPORTUNITIES.

For the first six months of the year, small-cap returns were highly uneven. While many consumer stocks did well, technology, biotech, and more-aggressive growth investments severely disappointed investors despite, in our case, strong underlying fundamentals. The Fund, which had significant holdings in technology and biotech, fell 26.18%, whereas the Russell 2000(R) Growth Index 3 declined 17.35%.

PORTFOLIO REVIEW Although the biggest negative influence on the Fund was technology, it was due more specifically to the correction of our large position in enterprise software--many of the same stocks that gave the Fund big gains in fourth quarter 2001. The software sector suffered from fears that information technology (IT) budgets may further drift downward. But we now have had nearly 18 months of sluggish IT spending, and based on our research we think companies are slowly starting to release budget dollars that had been previously deferred. Also contributing to investor anxiety over technology is the fact that large-cap tech stocks are still considered overvalued by several measures. This has dampened enthusiasm for our smaller-cap tech names, even though in some cases their fundamentals remain strong and valuations are at historic lows.

Companies are in fact spending on technology, but are now much more disciplined. Instead of the latest revolutionary innovation, they are looking for technologies that could cut costs and increase productivity. Companies such as iManage, which provides software that helps manage data, and SupportSoft, which makes software that proactively repairs hardware and software problems, have been weak performers for the Fund, but we remain bullish on their prospects.

Although our tech holdings have been going against a brisk headwind, many of them were still able to execute in a tough environment. The majority of the tech companies in the portfolio met our first-quarter estimates and left guidance intact for the balance of the year. Some firms even raised guidance.
Nevertheless, the stocks have fallen. We believe that once we've had two quarters of solid results, sentiment will change and the market will begin to reward these companies--especially at these much lower valuation levels.

The portfolio's other poorly performing area was biotech, an industry hammered by news of irregular accounting practices, a slow Food and Drug Administration
(FDA) approval process, and short investor time horizons. Take the case of Thoratec, one of our holdings. After the FDA panel met to approve its new drug, the stock fell more than 50% despite overwhelmingly positive news. Its product, which we believe is a $1 billion revenue opportunity, will be on the market late this year or early in 2003. But because investors were unable to focus beyond one quarter, the stock was unwarrantedly punished.

We've maintained most of our biotech positions because the fundamentals remain sound. Our holdings have strong product lineups, large markets, well-funded business plans, and, most important, a clear road map to commercialization. In an area such as biotech, where sentiment turns on a dime, it pays to be a contrarian. If we wait too long for positive news, the largest gains could well be behind us.

One of the bright spots in the portfolio came from our consumer holdings. Retailer J. Jill, an underfollowed company with a big earnings growth story as it takes its concept from catalogs

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

--------------------------------------------------------------------------------
GOOD IDEAS THAT WORKED+
Realized and Unrealized Gain (for the period ended 6/30/02)
--------------------------------------------------------------------------------

Landstar System, Inc.                                                 $4,984,821
J. Jill Group, Inc.                                                   $4,696,316
Thor Industries, Inc.                                                 $3,318,251
Station Casinos, Inc.                                                 $3,307,492
The Ryland Group, Inc.                                                $3,004,222
Coinstar, Inc.                                                        $2,875,965
The Gymboree Corporation                                              $2,831,099
Centene Corporation                                                   $2,421,425
Hollywood Entertainment Corporation                                   $2,383,721
Alliant Techsystems, Inc.                                             $2,158,463
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GOOD IDEAS AT THE TIME+
Realized and Unrealized Loss (for the period ended 6/30/02)
--------------------------------------------------------------------------------

SupportSoft, Inc.                                                  ($12,326,613)
iManage, Inc.                                                      ($12,237,420)
AirGate PCS, Inc.                                                  ($10,068,167)
DigitalThink, Inc.                                                  ($8,766,219)
Metawave Communications Corporation                                 ($8,743,829)
Netegrity, Inc.                                                     ($8,426,196)
Secure Computing Corporation                                        ($8,321,991)
Velocity Express Corporation                                        ($7,925,497)
Chordiant Software, Inc.                                            ($7,352,674)
Arena Pharmaceuticals, Inc.                                         ($7,021,483)
--------------------------------------------------------------------------------

to stores, has doubled from our initial investment. We think the stock could move even higher. We also have had strong performance from the nontraditional, more cyclical growth areas of the portfolio. For example, trucking company Landstar has almost doubled from our initial investment, and we think there's still some upside in the stock as the economy expands. We've also had good performance from recreational vehicle companies Monaco Coach and Thor
Industries. Another holding that performed well was gaming company Station Casinos. Its stock had been taken down after September 11 along with all other leisure and travel stocks, but it was clear by late 2001 that Las Vegas gaming revenues were holding up and even accelerating. Station Casinos, which mainly serves local residents, was the most conservative play--we were not ready to assume that people would be traveling to Las Vegas. Station Casinos is up about 80% since we bought it.

OUTLOOK Until investors become more comfortable with the growth prospects that a traditional economic recovery provides and we see some stabilization in the market, investors will not pay more for the incremental risk of accelerating growth expectations. Stable companies that are growing earnings per share 10% to 12% are now reaching rich multiples--many trading at 20 to 25 times earnings. The Fund owns companies that are trading at 20 times earnings but which we think have the potential to grow earnings 50% to 60% over the next two to three years. As patient investors, our choice is clear. We would rather own a company growing at 50% rather than 12%.

Our game plan is to continue doing what we've done our entire careers: stay the course and remain broadly diversified. Though we are never happy to report negative returns, we are pleased to have provided our long-term shareholders with excellent results. As shown in the performance table on the following page, the Fund has outpaced the Russell 2000(R) Growth Index in its five-year and since inception performances. The past two years have been difficult, but we believe that, by adhering to our time-tested investment process, we will provide investors an opportunity to achieve significant capital growth over the long term.

We thank you for your continued support.

/s/ JOHN WALLACE           /S/ JOHN SEABERN
John Wallace               John Seabern
Co-Portfolio Manager       Co-Portfolio Manager

+ The realized and unrealized gains and losses represent the change in the Fund's total net assets that was attributable to the appreciation or depreciation in market value of each security listed. The effect of the dollar gain or loss on performance of the Fund is dependent on the Fund's total net assets over the year. The Fund may have held the position for the entire year or some portion thereof.

  Investing  in  smaller  companies  can  involve  such  risks as less  publicly available information than with larger companies, volatility, and less liquidity. Investments in high-technology and Internet-related sectors may be highly volatile. High-yielding, lower-quality debt securities may be considered to be of lower standing and more speculative. Options and futures may not be perfectly correlated to the underlying index or security. International investing can involve greater currency fluctuations and less political and economic stability.

                                                                            |
                                                     WWW.RSINVESTMENTS.COM  | 15
                                                                            |

RS DIVERSIFIED GROWTH FUND

ASSETS UNDER MANAGEMENT: $676.0 million                 DATA AS OF JUNE 30, 2002

--------------------------------------------------------------------------------
SECTOR ALLOCATION 1
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

8.1% .................................................. Autos and Transportation
20.4% ................................................... Consumer Discretionary
1.1% .......................................................... Consumer Staples
7.9% .......................................................... Energy (non-oil)
5.8%  ....................................................... Financial Services
17.6% .............................................................. Health Care
9.1% .................................................. Materials and Processing
5.9%  ........................................................ Producer Durables
21.7% ............................................................... Technology
1.9% ................................................................. Utilities
0.5% ..................................................................... Other
0.0% ....................... .............................................. Cash
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOP TEN HOLDINGS 2
--------------------------------------------------------------------------------

  Landstar System, Inc.                                                    2.13%
  Alloy, Inc.                                                              2.01%
  SupportSoft, Inc.                                                        1.91%
  iManage, Inc.                                                            1.73%
  Martek Biosciences Corporation                                           1.70%
  Raindance Communications, Inc.                                           1.70%
  Herley Industries, Inc.                                                  1.65%
  Viewpoint Corporation                                                    1.64%
  Netegrity, Inc.                                                          1.62%
  Centene Corporation                                                      1.60%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 8/1/96
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         RS Diversified             Russell 2000(R)
                          Growth Fund               Growth Index 3
     8/1/96                 $10,000                    $10,000
       9/96                  11,100                     11,137
      12/96                  12,420                     11,166
       3/97                  11,870                      9,995
       6/97                  13,320                     11,750
       9/97                  16,670                     13,738
      12/97                  16,077                     12,612
       3/98                  18,665                     14,110
       6/98                  17,199                     13,300
       9/98                  14,405                     10,326
      12/98                  18,694                     12,767
       3/99                  20,976                     12,552
       6/99                  27,070                     14,403
       9/99                  28,705                     13,695
      12/99                  46,774                     18,268
       3/00                  58,683                     19,964
       6/00                  47,057                     18,492
       9/00                  44,633                     17,758
      12/00                  34,186                     14,171
       3/01                  30,383                     12,016
       6/01                  36,088                     14,176
       9/01                  25,486                     10,195
      12/01                  34,830                     12,863
       3/02                  31,940                     12,611
       6/02                  25,711                     10,632

--------------------------------------------------------------------------------------------------------------------------
PERFORMANCE UPDATE
--------------------------------------------------------------------------------------------------------------------------
                                                                                                    Total   Average Annual
                                                 Year-to-         1-Year   5-Year Average    Return Since     Return Since
                                              Date Return   Total Return    Annual Return     Inception 4      Inception 4
  RS Diversified Growth Fund                      -26.18%        -28.76%           14.06%         157.11%           17.31%
  Russell 2000 Growth Index                       -17.35%        -25.00%           -1.98%           6.32%            1.04%
  S&P 500(R) Index 5                              -13.22%        -18.04%            3.64%          65.74%            8.92%
--------------------------------------------------------------------------------------------------------------------------

   Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
1 The sector allocation represents the entire Russell universe. The Fund's holdings are allocated to each sector based on their Russell classification. Cash includes short-term investments and net other assets and liabilities.
2 Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
3 The Russell 2000(R) Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index and, unlike the Fund, it does not incur fees and expenses.
4  Inception date: August 1, 1996.
5 The S&P 500 Index is an unmanaged market value-weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index and, unlike the Fund, it does not incur fees and expenses.

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   |

                                                              [GRAPHICS OMITTED]

                                                         RS EMERGING GROWTH FUND

          SEEKING TO INVEST IN AMERICA'S MOST DYNAMIC, GROWTH-ORIENTED COMPANIES

                                                                    JIM CALLINAN
                                                               Portfolio Manager
                                                              For bio see page 4

RS EMERGING GROWTH FUND

                                                               [GRAPHIC OMITTED]

                            INVESTMENT STYLE

                              LARGE-CAP            MID-CAP           SMALL-CAP
                                                                   -------------
                                VALUE               BLEND             GROWTH
                                                                   -------------

FUND PHILOSOPHY THE RS EMERGING GROWTH FUND SEEKS CAPITAL APPRECIATION BY INVESTING PRIMARILY IN SMALLER, RAPIDLY GROWING COMPANIES. THE FUND IS ACTIVELY MANAGED, USING HANDS-ON, FUNDAMENTAL RESEARCH THAT INCLUDES EXTENSIVE TRAVEL AND VISITS WITH COMPANY MANAGEMENT. THE FUND SEEKS TO INVEST IN COMPANIES THAT ARE GROWING AT LEAST 20% ANNUALLY, ARE MARKET-SHARE LEADERS, AND ARE MANAGED BY EXECUTIVES WHO CAN LEVERAGE A COMPETITIVE ADVANTAGE AND CONSISTENTLY EXECUTE IN TODAY'S BUSINESS ENVIRONMENT. THE FUND IS INTENDED FOR INVESTORS WITH LONG-TERM INVESTMENT GOALS.

For the first six months, the Fund declined 28.53%, while the benchmark Russell 2000(R) Growth Index3 fell 17.35%. Although we are never pleased to report negative returns, we would like to note that our investment process has yielded excellent results over the Fund's five-, 10-year, and since inception periods.

PORTFOLIO REVIEW To say that our small-cap, emerging growth style of investing is out-of-favor is quite an understatement. Even when things are going well at one of our investments, it has difficulty performing. In fact, small growth stock relative valuations have contracted markedly even though fundamental disappointment is found in only a very narrow group of industries.

Although revenue growth rates of small firms have slowed somewhat, we continue to stay the course and search for the most aggressive small growth firms. These companies are attacking the emerging growth subsegments arising from traditional growth sectors. Despite the fact that the population of these fast-growth companies has diminished, we are still able to discover some exciting areas of potential future explosive growth. Our capacity to explore these areas has grown by the addition of new research analysts and the delisting of many specious initial public offerings of the past three years. As this occurred, other investors shortened their investment horizons and stampeded into value-oriented yet slower-growth issues. In contrast we remain true to our investment objective and seek the fastest-growing U.S. firms over the long term.

Despite what one reads these days in the popular press about small-cap outperformance, small growth (as opposed to small value) stocks have performed poorly, and EMERGING small companies have performed even worse than small growth. Small-cap investors have put much higher valuations on slower-growth firms than they did three years ago, and these firms are now equivalent to the prior peak values of the 1990s.

Take the restaurant group, for example, which sold for 26 times future earnings per share (EPS) in the late 1990s. Today these stocks again command excessive price-to-earnings (P/E) multiples of 22 times, even though long-term EPS growth rates remain unchanged at about 12% to 14%. Apparel retailers, a very crowded field, also sell at 26 times future EPS but have only 14% sustainable EPS growth rates.

In direct contrast, despite a revenue growth slowdown our emerging growth universe represents the fastest revenue growth companies. Our average holdings suffered a deceleration in revenue growth from 120% in 2000 to 36% in 2002 and a remarkably severe contraction in multiple, from 70 times to 23 times. Although

   |
18 |   CALL 1-800-766-FUND
   |
small value stocks now sell at a PREMIUM P/E multiple to their sustainable growth rates, our growth stocks sell at a dramatic DISCOUNT P/E multiple to their growth rates, which are additionally cyclically depressed. In our experience, whenever our universe of emerging growth stocks sold at a P/E-to-growth rate (PEG ratio) of 0.64 or less (23 times / 36%), our small-cap style always offered more-attractive risk/return characteristics than did other asset classes.

Upside revaluation of our style of stocks has historically occurred very quickly. Small-cap growth stocks enjoyed a burst of upward expansion when their valuations went from a relative P/E multiple of 0.80 to 1.60 from March to December 1999, a span of nine months. The variables that hurt small-cap growth stocks can turn around quickly, and investors may, in fact, quickly and markedly expand their investment horizons. As they do this, portfolio managers are willing to believe the future projections of company managements, Wall Street analysts, and even our own analysts and, as a result, own more-speculative issues.

THE CONSUMER INTERNET As extreme as it may sound, we see ample investment themes to provide new ideas and propel the revenue growth of this asset category. We feel that the Internet still offers investment themes in both the consumer and corporate segments. Our consumer Internet ideas center around cost savings, access to information, do-it-yourself service, and searching. Consumers benefit from lower fares and the excess supply of hotel rooms through online travel services such as Expedia, which was up 46% since year-end. They also enjoy more-accessible event tickets as well as dating services offered by units of Ticketmaster.com. (As we write this letter, these two Internet holdings received an unsolicited offer from USA Networks, their majority shareholder, to buy the remaining shares from other shareholders.)

Users of Internet portals spend about 70% of their time online searching for commercial information. Only 10% of commercial search results were ever monetized. The portals had not yet optimized searches to yield voluminous product results until recently, when one of our holdings, Overture Services, taught them how to do it. Overture provides a service that allows advertisers to bid on keywords, which then trigger commercial searches on the major portal sites. This bidding process encourages advertising rate inflation as advertisers compete for the same keyword. It also produces a keyword demand function that more evenly distributes revenue across many synonymous words. Overture's commercial search advertising enjoys a click-through rate six times higher than that of banner ads and is 10 to 15 times more effective than direct mail. Overture gives the Internet sites a much needed revenue boost at a time when all advertising revenues are depressed. Overture's present competitive advantage is this excessive revenue production capability.

While Overture dominates the "pay-for-prominence" segment of the market, another holding, LookSmart, is investing in a new search category called
"pay-for-performance." It is not as revenue intensive on a per-search-term basis, but offers another way to play the transition of Internet advertising from banner to search. The Fund has been heavily invested in these consumer-oriented Internet stocks.

THE CORPORATE INTERNET Corporate Internet investment is presently on hold. Our thesis is that corporations can replicate business processes online through Web applications software and services. Web application services imitate and improve upon real-world delivery of professional
                                                                            |
                                                     WWW.RSINVESTMENTS.COM  | 19
                                                                            |
help, advice, processing, and other service industries. Because of the economic slowdown, corporations have delayed spending on these software applications, the complementary host servers, and networking gear. Although these applications will one day be essential, corporate information officers presently view their installation as a REVOLUTIONARY change in business process--not a high-priority spending item, as it turns out, during a time of disappointing corporate performance. Our relevant software investments related to this theme include:
WebMethods (integration software); Business Objects, Cognos, and Informatica (analytical applications); BEA Systems (Web server); Network Associates (security); NetIQ (infrastructure); and Freemarkets (sourcing).

The longer corporate America delays this eventual software upgrade, the more powerful and quick will be the rush to install this capability in the future. We are holding on to our positions as they get cheaper. We are looking for companies with large cash balances, strong earnings power, and few competitors. Software and related technology stock performance have significantly hurt the Fund's returns over the past few years, but we feel that these software segments offer tremendous upside from current prices.

FLAT PANEL DISPLAYS Flat panel display (FPD) is an emerging technology which a Wall Street colleague of ours from CIBC Oppenheimer says is entering its "infinitely elastic substitution" phase, where the price point is now so low that it makes sense for enterprises to buy only FPDs and throw out their old and bulky CRTs (cathode-ray tubes). Although Asian companies will dominate production and are expanding capacity, several small U.S. firms supply capital equipment to these foreign producers. We own the leading provider of quality control equipment, Photon Dynamics, which is currently enjoying the dramatic expansion of FPD capacity, the need for increasing quality (as glass manufacturing competition intensifies), and greater complexity in glass circuitry. Flat panel technology is being used more and more in TVs, cell phones and personal digital assistants (in addition to PCs and laptops). We believe that Photon should increase its revenue five- to sixfold over the next four years, as the industry grows orders from $3 billion to $9 billion and as Photon raises its technology footprint due to increasing capacity.

POWER EFFICIENCY Data center transmission speeds are increasing at an exponential rate. Storage, using the fiber channel standard, is at 2 gigabits per second, whereas the server side using Ethernet will soon rise from megabits per second to 1 gigabit and soon thereafter to 10 gigabits. The leading 1-gigabit Ethernet semiconductor company is Marvell Technology, which has expertise in very fast storage transmission semiconductors.

As server speeds go up to 1 gigabit, bottlenecks will appear at the hand-off point between servers and storage networks. Overly abundant TCP/IP (Transmission Central Protocol/Internet Protocol--the suite of protocols that defines the Internet) packets generated by proliferating Web applications and carried by the larger-capacity Ethernet network will bog down storage network performance. Alleviation of these bottlenecks and expansion of server and storage capacity at low incremental cost are the major tasks of another holding, Emulex. Emulex host bus adapters allow network administrators to expand capacity, translate Ethernet to fiber channel protocols, and achieve faster speeds at very low incremental cost for network administrators. Our technology product focus on the enterprise data center stems from the fact that corporate information technology departments will stimulate spending on Internet software AND hardware once they feel more confident about business and economic prospects. Spending will resume quickly and significantly.

   |
20 |   CALL 1-800-766-FUND
   |

--------------------------------------------------------------------------------
GOOD IDEAS THAT WORKED+
Realized and Unrealized Gain (for the period ended 6/30/02)
--------------------------------------------------------------------------------

  Expedia, Inc.                                                      $23,925,227
  Coach, Inc.                                                        $10,808,456
  United Surgical Partners International, Inc.                        $6,928,945
  Centillium Communications, Inc.                                     $4,465,350
  Too, Inc.                                                           $4,328,560
  School Specialty, Inc.                                              $2,623,249
  Newport Corporation                                                 $2,562,088
  Ticketmaster                                                        $2,422,015
  Caremark Rx, Inc.                                                   $2,403,821
  U.S. Physical Therapy, Inc.                                         $2,278,788


--------------------------------------------------------------------------------
GOOD IDEAS AT THE TIME+
Realized and Unrealized Loss (for the period ended 6/30/02)
--------------------------------------------------------------------------------

  O2Micro International, Ltd.                                      ($26,672,336)
  Abgenix, Inc.                                                    ($25,609,556)
  Agile Software Corporation                                       ($25,163,764)
  Overture Services, Inc.                                          ($22,492,245)
  Marvell Technology Group, Ltd.                                   ($15,584,049)
  Visible Genetics, Inc.                                           ($13,451,443)
  Embarcadero Technologies, Inc.                                   ($13,122,539)
  NetIQ Corporation                                                ($12,701,057)
  Photon Dynamics, Inc.                                            ($11,963,147)
  Finisar Corporation                                              ($11,555,148)
--------------------------------------------------------------------------------

Our capacity to research these ideas has expanded yet again with the addition of software and services analyst Wendell Laidley. Wendell came to us from CS First Boston, a leading technology investment bank, where he was an expert in evaluating the prospects of emerging enterprise software firms. His contacts in Silicon Valley will prove invaluable to the Fund in both software and hardware investments.

We have also added to our capacity to conduct health science research by hiring Greg Miliotes, who covers biotech stocks. Greg comes to us from Robertson Stephens's research group and Stanford Business School. We believe that as the baby boom generation ages, health care services and products will become a dramatic focus of the populace, the press, and the politicians. We will need an expert to help guide us through a very profitable but tricky jungle.

OUTLOOK We are very optimistic about this level of valuation for emerging, small-cap growth stocks. We feel that better returns are coming very soon, with any amount of good news. We see ample themes and stock ideas to propel a small growth cycle when it inevitably happens. We have invested in our research capability to uncover new areas of growth when they are again a popular investment area.

We ask your forbearance, patience, and continued optimism in our investment style so that when growth is back in favor, fast-growing companies may once again be a strong contributor to your portfolio.

Thank you for your continued support.

/s/ JIM CALLINAN
Jim Callinan
Portfolio Manager

+ The realized and unrealized gains and losses represent the change in the Fund's total net assets that was attributable to the appreciation or depreciation in market value of each security listed. The effect of the dollar gain or loss on performance of the Fund is dependent on the Fund's total net assets over the year. The Fund may have held the position for the entire year or some portion thereof.

  Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investing in smaller companies can involve such risks as less publicly available information than with larger companies, volatility, and less liquidity. Investments in high-technology and Internet-related sectors may be highly volatile. Options and futures may not be perfectly correlated to the underlying index or security. International investing can involve greater currency fluctuations and less political and economic stability.

                                                                            |
                                                     WWW.RSINVESTMENTS.COM  | 21
                                                                            |

RS EMERGING GROWTH FUND

ASSETS UNDER MANAGEMENT: $1.7 billion                   DATA AS OF JUNE 30, 2002

--------------------------------------------------------------------------------
SECTOR ALLOCATION 1
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1.2% .................................................. Autos and Transportation
26.3% ................................................... Consumer Discretionary
0.0% .......................................................... Consumer Staples
0.0% .......................................................... Energy (non-oil)
9.7% ........................................................ Financial Services
23.4% .............................................................. Health Care
0.2% .................................................. Materials and Processing
3.9% ......................................................... Producer Durables
23.1% ............................................................... Technology
0.3% ................................................................. Utilities
0.0% ..................................................................... Other
11.8% ..................................................................... Cash
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
TOP TEN HOLDINGS 2
--------------------------------------------------------------------------------
  Sunrise Assisted Living, Inc.                                            3.52%
  Too, Inc.                                                                2.49%
  Overture Services, Inc.                                                  2.38%
  Photon Dynamics, Inc.                                                    1.84%
  Financial Federal Corporation                                            1.81%
  Power Integrations, Inc.                                                 1.58%
  Priority Healthcare Corporation                                          1.51%
  United Surgical Partners International, Inc.                             1.50%
  Retek, Inc.                                                              1.40%
  Medicis Pharmaceutical Corporation                                       1.39%
--------------------------------------------------------------------------------

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 11/30/87


                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                        Russell 2000(R)
                        Growth Index 3        RS Emerging Growth Fund
   11/30/87                 $10,000                    $10,000
      12/87                  11,040                     12,611
       3/88                  12,963                     13,892
       6/88                  13,786                     15,222
       9/88                  13,406                     14,114
      12/88                  13,289                     14,383
       3/89                  14,276                     15,728
       6/89                  15,200                     16,709
       9/89                  16,558                     18,924
      12/89                  15,970                     20,776
       3/90                  15,545                     21,139
       6/90                  16,526                     24,638
       9/90                  12,214                     19,290
      12/90                  13,189                     22,765
       3/91                  17,219                     29,339
       6/91                  16,622                     26,862
       9/91                  18,415                     31,544
      12/91                  19,940                     36,140
       3/92                  20,486                     35,561
       6/92                  18,026                     29,428
       9/92                  18,375                     28,974
      12/92                  21,490                     35,218
       3/93                  21,105                     30,891
       6/93                  21,713                     30,744
       9/93                  23,740                     35,365
      12/93                  24,364                     37,759
       3/94                  23,371                     38,578
       6/94                  21,898                     35,428
       9/94                  23,944                     41,014
      12/94                  23,772                     40,765
       3/95                  25,076                     43,213
       6/95                  27,563                     42,392
       9/95                  30,698                     49,180
      12/95                  31,151                     49,045
       3/96                  32,941                     50,730
       6/96                  34,866                     57,062
       9/96                  34,569                     57,884
      12/96                  34,660                     59,585
       3/97                  31,025                     51,242
       6/97                  36,471                     62,969
       9/97                  42,642                     76,240
      12/97                  39,147                     70,633
       3/98                  43,798                     83,544
       6/98                  41,282                     85,280
       9/98                  32,052                     65,347
      12/98                  39,628                     90,424
       3/99                  38,962                    115,680
       6/99                  44,708                    135,341
       9/99                  42,509                    145,861
      12/99                  56,705                    255,502
       3/00                  61,968                    305,069
       6/00                  57,400                    271,463
       9/00                  55,120                    260,303
      12/00                  43,986                    191,531
       3/01                  37,299                    134,664
       6/01                  44,003                    157,158
       9/01                  31,647                    108,035
      12/01                  39,927                    139,232
       3/02                  39,145                    126,484
       6/02                  33,001                     99,507

--------------------------------------------------------------------------------------------------------------------------
PERFORMANCE UPDATE
--------------------------------------------------------------------------------------------------------------------------
                                                                                                    Total   Average Annual
                                  Year-to-        1-Year   5-Year Average  10-Year Average   Return Since     Return Since
                               Date Return  Total Return    Annual Return    Annual Return    Inception 4      Inception 4
  RS Emerging Growth Fund          -28.53%       -36.68%            9.58%           12.96%        895.07%           17.05%
  Russell 2000 Growth Index        -17.35%       -25.00%           -1.98%            6.23%        230.01%            8.53%
  S&P 500(R) Index 5               -13.22%       -18.04%            3.64%           11.41%        510.41%           13.20%
--------------------------------------------------------------------------------------------------------------------------

   Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
1 The sector allocation represents the entire Russell universe. The Fund's holdings are allocated to each sector based on their Russell classification. Cash includes short-term investments and net other assets and liabilities.
2 Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
3 The Russell 2000(R) Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index and, unlike the Fund, it does not incur fees and expenses.
4  Inception date: November 30, 1987.
5 The S&P 500 Index is an unmanaged market value-weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index and, unlike the Fund, it does not incur fees and expenses.

   |
22 |   CALL 1-800-766-FUND
   |

                                                     THE INFORMATION AGE FUND(R)

                      TARGETING INVESTMENTS IN THE INFORMATION TECHNOLOGY SECTOR


                                                              [GRAPHICS OMITTED]


                                                                    JIM CALLINAN
                                                            Co-Portfolio Manager
                                                              For bio see page 4

                                                                    STEVE BISHOP
                                                            Co-Portfolio Manager
                                                              For bio see page 4

                                                                 WENDELL LAIDLEY
                                                            Co-Portfolio Manager
                                                              For bio see page 4

THE INFORMATION AGE FUND(R)

                                                               [GRAPHIC OMITTED]

                            INVESTMENT STYLE

                              LARGE-CAP            MID-CAP           SMALL-CAP
                            --------------------------------
                                VALUE               BLEND             GROWTH
                                                                  --------------

FUND PHILOSOPHY THE INFORMATION AGE FUND(R) SEEKS TO ACHIEVE LONG-TERM CAPITAL APPRECIATION BY AGGRESSIVELY INVESTING IN COMPANIES PRIMARILY WITHIN THE INFORMATION TECHNOLOGY SECTOR. THE FUND IS DESIGNED FOR INVESTORS WHO BELIEVE THAT AGGRESSIVE INVESTMENT IN THESE COMPANIES PROVIDES SIGNIFICANT OPPORTUNITY FOR CAPITAL APPRECIATION.

Although many companies achieved their fundamental goals during the first half of the year, technology stocks continued to spiral downward as investor sentiment remained bearish. For the first half of 2002, the Fund declined 41.91%, while its benchmark, the PSE Technology Index 3, fell 25.29%.

PORTFOLIO REVIEW Tech stocks fell when it became clear that a meaningful information technology (IT) spending recovery would not materialize in early 2002. Revenue and earnings-per-share (EPS) expectations were overly optimistic, and valuations were too high given the muted recovery. We continue to put more money to work in the companies that are in specific end-markets or industries that are doing well despite the general sluggishness of IT spending.

o SPEED Marvell Technology Group, a chipmaker that is the leader in Gigabit Ethernet--a next-generation LAN technology--has an improving outlook even though its stocK price has declined sharply. The company has gained market share in a second market segment--storage--and has added a third segment, wireless LAN; and products will begin shipping very soon. We believe that the stock's underperformance is based on a valuation correction within the tech sector and is not due to fundamental problems. The company is growing revenues and EPS at more than 60% per year while trading at less than 30 times next year's earnings--a bargain valuation.

o POWER   MANAGEMENT  As  devices   become  more  portable  and  have  increased
  functionality, there is a greater demand for extended-battery-life technologies. Semiconductor company O2Micro produces chips that extend battery life in portable electronic devices.

o DIGITIZATION An increasing number of consumers are seeking to digitize movie and music files. The DVD end-market is poised to grow more than 50% in 2002, while the digital camera market is expected to grow 60% to 70%. In this area we like Zoran, a leading developer of integrated circuits used by digital audio and video manufacturers.

o CONTENT MANAGEMENT Proliferated deployments of dynamic and static content is driving demand for a layer of infrastructure that helps automate the publishing and distribution of content, both within companies as well as across the Internet. Documentum and Interwoven are two companies that we think will capture the vast majority of market share in this emerging category.

o INFRASTRUCTURE MANAGEMENT Companies such as Mercury Interactive, NetIQ, and Quest Software are helping organizations reduce the cost of managing their existing IT infrastructure. These companies--leaders in their respective markets--play well into the renewed focus of IT managers to increase performance, efficiency and lower the cost of ownership.

o SECURITY Our belief is that the security marketplace is poised for sustained growth. The sector as a whole was a perceived beneficiary of increased spending following September 11. Although the two largest companies in this

   |
24 |   CALL 1-800-766-FUND
   |

--------------------------------------------------------------------------------
GOOD IDEAS THAT WORKED+
Realized and Unrealized Gain (for the period ended 6/30/02)
--------------------------------------------------------------------------------

  Expedia, Inc.                                                      $1,788,551
  Landstar System, Inc.                                                $531,270
  Centillium Communications, Inc.                                      $513,598
  Cymer, Inc.                                                          $390,116
  F5 Networks, Inc.                                                    $273,307
  Business Objects S.A                                                 $269,978
  GlobespanVirata, Inc.                                                $212,323
  Electronic Arts, Inc.                                                $177,053
  Manhattan Associates, Inc.                                           $156,754
  Cree, Inc.                                                            $77,148

--------------------------------------------------------------------------------
GOOD IDEAS AT THE TIME+
Realized and Unrealized Loss (for the period ended 6/30/02)
--------------------------------------------------------------------------------

  Lantronix, Inc.                                                   ($2,656,956)
  O2Micro International, Ltd.                                       ($1,966,081)
  Marvell Technology Group, Ltd.                                    ($1,850,098)
  Sprint Corporation (PCS Group)                                    ($1,777,788)
  Agile Software Corporation                                        ($1,728,469)
  AOL Time Warner, Inc.                                             ($1,526,708)
  Multilink Technology Corporation                                  ($1,349,413)
  Novatel Wireless, Inc.                                            ($1,306,267)
  Netegrity, Inc.                                                   ($1,254,328)
  Alloy, Inc.                                                       ($1,242,143)

  market have seen their business become more challenging, and as a result dampen enthusiasm for the sector as a whole, we're beginning to put money to work in small-cap companies such as WebSense and Internet Security Systems.

o PROMISING VERTICAL MARKETS The retail sector has been extremely strong in recent months. One promising company serving the sector is Retek, which produces software that enables high-end retailers to forecast demand and communicate efficiently with their suppliers, distributors, transportation companies, and the like.

OUTLOOK We believe that IT managers will resume spending in the second half of 2002, followed by a solid year in 2003. In this difficult market environment, we will continue to focus on bottom-up research in which we will strive to identify trends ahead of consensus, making use of the extensive contacts that we have developed over the years. We continue to identify companies that have proprietary advantages in markets with inherently strong growth prospects. Despite a revenue growth slowdown, our universe of emerging growth stocks still represents the fastest revenue growth companies. This universe suffered a deceleration of revenue growth rate from 120% in 2000 to 36% in 2002 and a remarkably severe contraction in multiple from 70 times to 23 times. In our experience, whenever emerging growth stocks sold at a P/E-to-growth rate (PEG ratio) of 0.64 or less (23 times / 36%), our style always offered more-attractive risk/return characteristics than did other asset classes.

In this challenging environment, we thank you for your continued confidence.


/s/ JIM CALLINAN           /s/ STEVE BISHOP
Jim Callinan               Steve Bishop
Co-Portfolio Manager       Co-Portfolio Manager


/s/ WENDELL LAIDLEY
Wendell Laidley
Co-Portfolio Manager



+ The realized and unrealized gains and losses represent the change in the Fund's total net assets that was attributable to the appreciation or depreciation in market value of each security listed. The effect of the dollar gain or loss on performance of the Fund is dependent on the Fund's total net assets over the year. The Fund may have held the position for the entire year or some portion thereof.

  Investing in a particular sector can involve greater market fluctuation. Investments in high-technology and Internet-related sectors may be highly volatile. Companies in these sectors operate in markets that are characterized by rapid change; evolving industry standards; frequent new service and product announcements, introductions and enhancements; and changing customer demands. Investing in smaller companies can involve such risks as less publicly available information than with larger companies, volatility, and less liquidity. Options and futures may not be perfectly correlated to the underlying index or security. International investing can involve greater currency fluctuations and less political and economic stability.

                                                                            |
                                                     WWW.RSINVESTMENTS.COM  | 25
                                                                            |

THE INFORMATION AGE FUND(R)


ASSETS UNDER MANAGEMENT: $60.8 million                  DATA AS OF JUNE 30, 2002

--------------------------------------------------------------------------------
SECTOR ALLOCATION 1
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1.7% .................................................. Autos and Transportation
18.3% ................................................... Consumer Discretionary
0.0% .......................................................... Consumer Staples
0.0% .......................................................... Energy (non-oil)
1.7% ........................................................ Financial Services
0.0% ............................................................... Health Care
0.0% .................................................. Materials and Processing
4.7% ......................................................... Producer Durables
61.4% ............................................................... Technology
0.0% ................................................................. Utilities
0.0% ..................................................................... Other
12.2% ..................................................................... Cash


--------------------------------------------------------------------------------
TOP TEN HOLDINGS 2
--------------------------------------------------------------------------------

  Marvell Technology Group, Ltd.                                           4.19%
  Electronic Arts, Inc.                                                    3.07%
  Retek, Inc.                                                              2.75%
  O2Micro International, Ltd.                                              2.68%
  eBay Inc.                                                                2.63%
  Overture Services, Inc.                                                  2.35%
  Expedia, Inc.                                                            2.04%
  Informatica Corporation                                                  2.02%
  Power Integrations, Inc.                                                 2.01%
  Interwoven, Inc.                                                         2.01%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 11/15/95
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                    PSE Technology Index 3    RS Information Age Fund(R)
11/15/95                    $10,000                    $10,000
   12/95                      9,819                      9,300
    3/96                      9,790                      9,340
    6/96                     10,123                     10,710
    9/96                     10,803                     11,790
   12/96                     11,786                     11,785
    3/97                     11,775                     10,351
    6/97                     13,735                     12,276
    9/97                     16,360                     15,982
   12/97                     14,140                     12,509
    3/98                     16,837                     14,269
    6/98                     16,834                     14,958
    9/98                     15,562                     13,421
   12/98                     21,860                     19,040
    3/99                     24,203                     22,114
    6/99                     29,822                     24,637
    9/99                     30,542                     26,959
   12/99                     47,305                     43,072
    3/00                     56,549                     50,522
    6/00                     53,601                     47,345
    9/00                     50,550                     42,134
   12/00                     39,634                     27,959
    3/01                     32,225                     22,679
    6/01                     35,319                     22,532
    9/01                     25,170                     14,913
   12/01                     33,454                     21,776
    3/02                     33,347                     18,763
    6/02                     24,993                     12,649

--------------------------------------------------------------------------------------------------------------------------
PERFORMANCE UPDATE
--------------------------------------------------------------------------------------------------------------------------
                                                                                                    Total   Average Annual
                                                 Year-to-         1-Year   5-Year Average    Return Since     Return Since
                                              Date Return   Total Return    Annual Return     Inception 4      Inception 4
  The Information Age Fund(R)                     -41.91%        -43.86%            0.60%          26.49%            3.61%
  PSE Technology Index                            -25.29%        -29.24%           12.72%         149.93%           14.82%
  S&P 500(R) Index 5                              -13.22%        -18.04%            3.64%          84.30%            9.66%
--------------------------------------------------------------------------------------------------------------------------

   Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
1 The sector allocation represents the entire Russell universe. The Fund's holdings are allocated to each sector based on their Russell classification. Cash includes short-term investments and net other assets and liabilities.
2 Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
3 The Pacific Stock Exchange (PSE) Technology Index is an unmanaged, price-weighted index compised of stocks from 15 different industries, including computer hardware, software, semiconductors, telecommunications, data storage and processing, electronics and biotechnology. Index results do not assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index and, unlike the Fund, it does not incur fees and expenses.
4  Inception date: November 15, 1995.
5 The S&P 500 Index is an unmanaged market value-weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index and, unlike the Fund, it does not incur fees and expenses.

   |
26 |   CALL 1-800-766-FUND
   |

                                                        RS INTERNET AGE FUND(TM)

   INVESTING IN COMPANIES LIKELY TO BENEFIT FROM THE DEVELOPMENT OF THE INTERNET

                                                              [GRAPHICS OMITTED]

                                                                    JIM CALLINAN
                                                            Co-Portfolio Manager
                                                              For bio see page 4

                                                                    STEVE BISHOP
                                                            Co-Portfolio Manager
                                                              For bio see page 4

                                                                 WENDELL LAIDLEY
                                                            Co-Portfolio Manager
                                                              For bio see page 4

RS INTERNET AGE FUND(TM)

                                                               [GRAPHIC OMITTED]

                            INVESTMENT STYLE

                              LARGE-CAP            MID-CAP           SMALL-CAP
                                             -----------------------------------
                                VALUE               BLEND             GROWTH
                                                                  --------------

FUND PHILOSOPHY THE RS INTERNET AGE FUND(TM) SEEKS CAPITAL APPRECIATION BY IDENTIFYING HIGH-QUALITY COMPANIES AND BUSINESS MODELS IN EMERGING AND RAPID-GROWTH SECTORS, WHOSE PROSPECTS ARE DRIVEN BY THE INTERNET. INVESTMENT CRITERIA INCLUDE INCREASING MARKET SHARE, HIGH MARGIN POTENTIAL, A PROPRIETARY ADVANTAGE, AND A MANAGEMENT TEAM ABLE TO LEVERAGE THAT ADVANTAGE. WE CONDUCT FUNDAMENTAL RESEARCH, INCLUDING EXTENSIVE TRAVEL AND FREQUENT VISITS WITH COMPANY MANAGEMENT TEAMS. WE SEEK TO ADAPT QUICKLY TO INDUSTRY DEVELOPMENTS. THE FUND IS INTENDED FOR INVESTORS WITH LONG-TERM INVESTMENT HORIZONS.

Reflecting dashed hopes of a technology recovery early this year, the Fund declined 37.15% during the first half of 2002. It held its value much better than the benchmark The Street.com/PHLX Internet Sector Index (DOT)3, however, which fell 50.23%.

PORTFOLIO REVIEW Tech stocks fell when it became clear that a meaningful information technology (IT) spending recovery would not materialize in early 2002. Revenue and earnings-per-share (EPS) expectations were overly optimistic, and valuations were too high given the muted recovery. Although revenue growth rates of tech firms have slowed somewhat, we continue to stay the course and see ample investment themes that should propel Internet and Internet-related companies to rapid revenue growth once tech spending returns and the economy starts to recover. Some of these themes include:

o THE CONSUMER INTERNET Our consumer Internet ideas center around cost savings, access to information, do-it-yourself service, and searching. Consumers benefit from lower fares and the excess supply of hotel rooms through online travel services company Expedia. They also enjoy more accessible event tickets and dating services offered by units of Ticketmaster.com. Overture Services allows advertisers to bid on keywords, which then triggers commercial searches on the major portal sites. Users of portals spend about 70% of their time online searching for something they need to buy. Overture's commercial search advertising enjoys a click-through rate six times higher than that of banner ads and is 10 to 15 times more effective than direct mail.

o SPEED Marvell Technology Group, a chipmaker that is the leader in Gigabit Ethernet--a next-generation LAN technology--has an improving outlook even though its stocK price has declined sharply. The company has gained market share in a second market segment--storage--and has added a third segment, wireless LAN; and products will begin shipping very soon. We believe that the stock's underperformance is based on a valuation correction within the tech sector and is not due to fundamental problems. The company is growing revenues and EPS at more than 60% per year while trading at less than 30 times next year's earnings--a bargain valuation.

o STORAGE  The  growth  of the  Internet  in  corporations  is  placing a higher priority on backup storage, while the increase and speed of data at the corporate level are putting pressure on individual data centers to network their storage. McDATA is a leading company in that area, providing open-storage networking solutions.

o POWER MANAGEMENT As devices become more portable and with increased functionality, there is greater demand for extended-battery-life technologies. Semiconductor companies Power Integrations and O2Micro produce chips that manage power and extend battery life in portable electronic devices.

o DIGITIZING DATA An increasing number of consumers are seeking to digitize movie and music files. The DVD end-market is poised to grow more than 50% in 2002, while the digital camera market is expected to grow 60% to 70%. In this area we like Zoran, a leading developer of integrated circuits used by digital audio and video manufacturers.

o INFRASTRUCTURE MANAGEMENT BEA Systems, a leading e-business infrastructure software company, serves a wide variety of industries, including financial services, transportation, retail, health

   |
28 |   CALL 1-800-766-FUND
   |

--------------------------------------------------------------------------------
GOOD IDEAS THAT WORKED+
Realized and Unrealized Gain (for the period ended 6/30/02)
--------------------------------------------------------------------------------

  Expedia, Inc.                                                      $1,247,548
  Ticketmaster                                                         $544,197
  Landstar System, Inc.                                                $322,796
  Centillium Communications, Inc.                                      $273,198
  LookSmart, Ltd.                                                      $247,632
  Cymer, Inc.                                                          $193,895
  Ariba, Inc.                                                          $179,193
  Newport Corporation                                                  $155,735
  F5 Networks, Inc.                                                    $137,724
  Net.B@nk, Inc.                                                       $137,433

--------------------------------------------------------------------------------
GOOD IDEAS AT THE TIME+
Realized and Unrealized Loss (for the period ended 6/30/02)
--------------------------------------------------------------------------------

  CNET Networks, Inc.                                               ($1,313,756)
  Lantronix, Inc.                                                   ($1,285,378)
  O2Micro International, Ltd.                                       ($1,117,080)
  Agile Software Corporation                                          ($921,440)
  Marvell Technology Group, Ltd.                                      ($836,629)
  Genesis Microchip, Inc.                                             ($794,999)
  Novatel Wireless, Inc.                                              ($734,790)
  Multilink Technology Corporation                                    ($684,255)
  Overture Services, Inc.                                             ($636,654)
  Embarcadero Technologies, Inc.                                      ($597,843)

  care, communications, and utilities. We are bullish on its prospects as the next wave of Web services evolves. In Web testing, Mercury Interactive remains the dominant force in testing Web sites and Internet applications. We are also excited about the growth prospects for integration solutions from vendors like WebMethods.

o SECURITY We think that the security marketplace is poised for sustained growth. The sector as a whole was a perceived beneficiary of increased spending following September 11. Although the two largest companies in this market have seen their business become more challenging, and as a result dampen enthusiasm for the sector as a whole, we're beginning to put money to work in small-cap companies such as WebSense and Internet Security Systems.

OUTLOOK In our view investor sentiment is exaggeratedly weak but will turn more positive over the next six months as we see signs of improvement in end-market demand. We believe that 2003 will be a solid year for technology spending, and stock prices will begin to reflect that view toward the end of 2002.

Despite a revenue growth slowdown, our universe of emerging growth stocks represents the fastest revenue growth companies. This universe suffered a deceleration of revenue growth rate from 120% in 2000 to 36% in 2002 and a remarkably severe contraction in multiple, from 70 times to 23 times. In our experience, whenever emerging growth stocks sold at a P/E-to-growth rate (PEG ratio) of 0.64 or less (23 times / 36%), our style always offered more-attractive risk/return characteristics than did other asset classes. We will continue to focus on companies that have the most potential to be the leaders in the next technology cycle.

In this challenging environment, we thank you for your continued confidence.


/s/ JIM CALLINAN           /s/ STEVE BISHOP
Jim Callinan               Steve Bishop
Co-Portfolio Manager       Co-Portfolio Manager

/s/ WENDELL LAIDLEY
Wendell Laidley
Co-Portfolio Manager

+ The realized and unrealized gains and losses represent the change in the Fund's total net assets that was attributable to the appreciation or depreciation in market value of each security listed. The effect of the dollar gain or loss on performance of the Fund is dependent on the Fund's total net assets over the year. The Fund may have held the position for the entire year or some portion thereof.

  Investing in a particular sector can involve greater market fluctuation. Investments in high-technology and Internet-related sectors may be highly volatile. Companies in these sectors operate in markets that are characterized by rapid change; evolving industry standards; frequent new service and product announcements, introductions and enhancements; and changing customer demands. Investing in smaller companies can involve such risks as less publicly available information than with larger companies, volatility, and less liquidity. Short selling is the sale of a borrowed security, and the price of the security can increase between the date the security is sold and the date when the Fund must replace it. Options and futures may not be perfectly correlated to the underlying index or security. International investing can involve greater currency fluctuations and less political and economic stability.

                                                                            |
                                                     WWW.RSINVESTMENTS.COM  | 29
                                                                            |

RS INTERNET AGE FUND(TM)

ASSETS UNDER MANAGEMENT: $38.9 million                  DATA AS OF JUNE 30, 2002


--------------------------------------------------------------------------------
SECTOR ALLOCATION 1
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2.6% .................................................. Autos and Transportation
32.3% ................................................... Consumer Discretionary
0.0% .......................................................... Consumer Staples
0.0% .......................................................... Energy (non-oil)
2.1% ........................................................ Financial Services
1.1% ............................................................... Health Care
0.0% .................................................. Materials and Processing
3.5% ......................................................... Producer Durables
55.8% ............................................................... Technology
0.0% ................................................................. Utilities
0.0% ..................................................................... Other
2.6% ...................................................................... Cash
--------------------------------------------------------------------------------
TOP TEN HOLDINGS 2
--------------------------------------------------------------------------------

  eBay Inc.                                                                4.22%
  Yahoo! Inc.                                                              3.87%
  Overture Services, Inc.                                                  3.52%
  Marvell Technology Group, Ltd.                                           3.12%
  Electronic Arts, Inc.                                                    2.63%
  Landstar System, Inc.                                                    2.58%
  Retek, Inc.                                                              2.54%
  O2Micro International, Ltd.                                              2.45%
  Pegasus Solutions, Inc.                                                  2.25%
  LookSmart, Ltd.                                                          2.23%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 12/1/99
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                    RS Internet Age           TheStreet.com/
                        Fund(TM)         PHLX Internet Sector (DOT)3
12/1/99                 $10,000                  $10,000
  12/99                  12,180                   12,477
   3/00                  14,300                   11,965
   6/00                  12,010                    9,098
   9/00                  10,820                    7,712
  12/00                   6,530                    3,249
   3/01                   4,790                    2,423
   6/01                   5,940                    2,644
   9/01                   3,750                    1,287
  12/01                   5,760                    2,085
   3/02                   5,220                    1,687
   6/02                   3,620                    1,038

--------------------------------------------------------------------------------------------------------------------------
PERFORMANCE UPDATE
--------------------------------------------------------------------------------------------------------------------------
                                                                                                    Total   Average Annual
                                                                  Year-to-         1-Year    Return Since     Return Since
                                                               Date Return   Total Return     Inception 4      Inception 4
  RS Internet Age Fund(TM)                                         -37.15%        -39.06%         -63.80%          -32.55%
  TheStreet.com/PHLX Internet Sector Index (DOT)                   -50.23%        -60.75%         -89.62%          -58.43%
  S&P 500(R) Index 5                                               -13.22%        -18.04%         -27.02%          -11.49%
--------------------------------------------------------------------------------------------------------------------------

   Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
 1 The sector  allocation  represents  the entire Russell  universe.  The Fund's holdings are allocated to each sector based on their Russell classification. Cash includes short-term investments and net other assets and liabilities.
 2 Portfolio  holdings  are  subject to change and should  not be  considered  a recommendation to buy or sell individual securities.
 3 TheStreet.com  Internet  Sector Index is an unmanaged  equal  dollar-weighted index containing 25 leading Internet companies involved in Internet commerce, service and software. Index results do not assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index and, unlike the Fund, it does not incur fees and expenses.
 4 Inception date: December 1, 1999.
 5 The S&P 500 Index is an unmanaged market  value-weighted  index consisting of
   500 stocks chosen for market size, liquidity, and industry group representation. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index and, unlike the Fund, it does not incur fees and expenses.

   |
30 |   CALL 1-800-766-FUND
   |

                                                    RS MIDCAP OPPORTUNITIES FUND

           SEEKING GROWTH IN MID-CAP COMPANIES WHILE ATTEMPTING TO MODERATE RISK


                                                              [GRAPHICS OMITTED]

                                                                    JOHN WALLACE
                                                               Portfolio Manager
                                                              For bio see page 5

RS MIDCAP OPPORTUNITIES FUND

                                                               [GRAPHIC OMITTED]

                            INVESTMENT STYLE

                              LARGE-CAP            MID-CAP           SMALL-CAP
                                              -----------------
                                VALUE               BLEND             GROWTH
                                                                 ---------------


FUND PHILOSOPHY THE RS MIDCAP OPPORTUNITIES FUND SEEKS TO ACHIEVE LONG-TERM TOTAL RETURN BY INVESTING PRIMARILY IN MID-CAP STOCKS, CONVERTIBLE BONDS, AND PREFERRED STOCKS. OUR FLEXIBLE, BOTTOM-UP APPROACH IS BASED ON VALUE RECOGNITION AND TREND ANALYSIS. WE LOOK FOR WELL-MANAGED COMPANIES WITH IMPROVING
FUNDAMENTALS THAT MAY BE POSITIONED FOR GROWTH. OUR FORMULA FOR LONG-TERM SUCCESS ALSO INCLUDES A DISCIPLINED APPROACH TO MANAGING RISK: LOSSES ARE ELIMINATED QUICKLY, AND WE CONSTANTLY LOOK FOR ATTRACTIVE OPPORTUNITIES.


In a difficult market environment, the Fund posted a negative return of 18.25%, in line with the Russell Midcap(R) Growth Index 3, which fell 19.70%. Although areas such aS health care facilities, financials, and defense posted positive results for the Fund, losses in technology and biotech were more severe and dragged the index and the portfolio into the red.

PORTFOLIO REVIEW The recession that began in March 2001 appears to have ended in January. The essential elements for a cyclical recovery are in place, yet the market continues to struggle from disappointing earnings, continued fallout from the Enron collapse, questionable accounting practices, and the deteriorating political climate in certain hotspots around the world.

The Fund's poor performance in the tech and biotech areas had less to do with the deteriorating fundamentals of our companies than with the overall negative sentiment in both sectors. Technology in general, and our software holdings in particular, suffered from fears that tech spending will continue to stall this year. Also contributing to investor anxiety is the fact that large-cap tech stocks are still considered overvalued by several measures. By association this has dampened enthusiasm for many small- to mid-cap names. Although our holdings remain fundamentally strong, the overall pessimism in technology has put pressure on many of the stocks we own. We are now at the low end of our tech weighting and have begun to bargain-hunt in this area; our recent purchases include software leaders Siebel Systems and BEA Systems. Both companies, which have been downsized to mid-caps, have strong market positions, powerful technologies, and enormous market potential.

Our biotech holdings were snared by investor anxiety over the slow-moving Food and Drug Administration (FDA) approval process and the balance sheet integrity of certain companies. After a spectacular fourth-quarter rally last year, we took profits and sold all but two of our holdings--Abgenix and Applera Corporation-Celera Genomics. Yet the sentiment was such that the stocks of both companies fell despite their strong fundamentals. Both have multiple drug development projects, so neither's success hinges on any one FDA decision. Moreover, both companies have large markets for their drugs, are well-funded, and most important, have a clear road to commercialization. We continue to hold both companies in the portfolio.

With the exception of biotech, many of our health care investments have been good performers for the Fund. We own pharmacy benefit managers Express Scripts and Caremark as well as leading hospital operator Triad. We also hold health management organization Coventry, which has done well due to positive pricing fundamentals in the industry.

Our defense and aerospace holdings contributed some of the strongest returns in the Fund. One of our best performers was Alliant Techsystems, an aerospace, weapons, and munitions manufacturer. Its products, which include smart bombs, warheads, electronic systems, and rocket propulsion systems, should generate strong revenues in the months and years ahead. We also own Lockheed

   |
32 |   CALL 1-800-766-FUND
   |

--------------------------------------------------------------------------------
GOOD IDEAS THAT WORKED+
Realized and Unrealized Gain (for the period ended 6/30/02)
--------------------------------------------------------------------------------

  Lockheed Martin Corporation                                          $730,232
  Primus Telecommunications Group, Inc.                                $635,153
  Alliant Techsystems, Inc.                                            $426,367
  Norfolk Southern Corporation                                         $408,855
  Willis Group Holdings Limited                                        $400,393
  Coach, Inc.                                                          $331,202
  Triad Hospitals, Inc.                                                $319,124
  Adolf Coors Company                                                  $303,577
  Express Scripts, Inc.                                                $295,135
  Englehard Corporation                                                $278,804

--------------------------------------------------------------------------------
GOOD IDEAS AT THE TIME+
Realized and Unrealized Loss (for the period ended 6/30/02)
--------------------------------------------------------------------------------

  PerkinElmer, Inc.                                                 ($1,813,285)
  Abgenix, Inc.                                                     ($1,551,924)
  Calpine Corporation                                               ($1,265,403)
  WorldCom, Inc. - WorldCom Group                                   ($1,158,611)
  Auspex Systems, Inc.                                              ($1,125,544)
  Applera Corporation-Celera Genomics Group                         ($1,058,460)
  I2 Technologies, Inc.                                               ($977,176)
  Charter Communications, Inc.                                        ($967,075)
  Siebel Systems, Inc.                                                ($962,281)
  BEA Systems, Inc.                                                   ($934,486)

Martin, the Fund's best performer, as well as Raytheon. All of these stocks performed strongly in anticipation of larger military budgets as our nation continues to upgrade its defenses. We've also had good performance from retail company Coach, which designs leather goods and accessories, as well as from financials Bank of Hawaii and Sovereign.

Our energy holdings provided mixed results. The demand for energy services is on the rise because exploration and production (E&P) companies must find oil and gas in order to maintain production levels. Decline rates for the industry are currently very high, and these E&P companies need to replace reserves as quickly as possible. Our energy services holdings, which profited from this trend, include Noble, Smith International, and BJ Services. All turned in solid performances for the Fund. However, one of our alternative energy holdings, Calpine, fell prey to negative sentiment from Enron's collapse. We still own Calpine and believe that the company has tremendous earnings growth potential over the long term. It should be a strong performer as the economy improves and demand for power rises.

OUTLOOK We anticipate economic improvement through the remainder of 2002. Housing prices remain firm, refinancing activity is brisk, consumer confidence remains high, and unemployment seems to be in check. Earnings comparisons should improve after the poor corporate profit performance of the past 18 months.

Against this backdrop mid-cap valuations remain attractive relative to large-caps; and because they are more economically sensitive, they should, along with small-caps, lead the market during the recovery. Moreover, we believe we are still in the middle innings of a multi-year cycle of mid-cap outperformance despite strong relative performance over the past three years. We look forward to continuing to work diligently on your behalf in search of attractive investments.

Thank you for your continued support.

/s/ JOHN WALLACE
John Wallace
Portfolio Manager


+ The realized and unrealized gains and losses represent the change in the Fund's total net assets that was attributable to the appreciation or depreciation in market value of each security listed. The effect of the dollar gain or loss on performance of the Fund is dependent on the Fund's total net assets over the year. The Fund may have held the position for the entire year or some portion thereof.

  Investing in mid-cap companies can involve such risks as less publicly available information than with larger companies, volatility, and less liquidity. High-yielding, lower-quality debt securities may be considered to be of lower standing and more speculative. Investments in high-technology and Internet-related sectors may be highly volatile. Options and futures may not be perfectly correlated to the underlying index or security. International investing can involve greater currency fluctuations and less political and economic stability.

                                                                            |
                                                     WWW.RSINVESTMENTS.COM  | 33
                                                                            |

RS MIDCAP OPPORTUNITIES FUND

ASSETS UNDER MANAGEMENT: $110.8 million                 DATA AS OF JUNE 30, 2002

--------------------------------------------------------------------------------
SECTOR ALLOCATION 1
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1.7% .................................................. Autos and Transportation
20.0% ................................................... Consumer Discretionary
0.9% .......................................................... Consumer Staples
10.0% ......................................................... Energy (non-oil)
10.2% ....................................................... Financial Services
16.0% .............................................................. Health Care
2.7% .................................................. Materials and Processing
11.3% ........................................................ Producer Durables
11.5% ............................................................... Technology
2.4% ................................................................. Utilities
4.1% ..................................................................... Other
9.2% ...................................................................... Cash

--------------------------------------------------------------------------------
TOP TEN HOLDINGS 2
--------------------------------------------------------------------------------

   Willis Group Holdings Limited                                           2.97%
   Lockheed Martin Corporation                                             2.07%
   Alliant Techsystems, Inc.                                               1.73%
   Calpine Corporation                                                     1.68%
   SPX Corporation                                                         1.59%
   Lyondell Chemical Company                                               1.57%
   Health Net, Inc.                                                        1.57%
   Raytheon Company                                                        1.56%
   Limited Brands, Inc.                                                    1.54%
   Manor Care, Inc.                                                        1.50%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 7/12/95
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  RS Midcap            Russell MidCap(R)         Russell
              Opportunities Fund        Growth Index 3       MidCap(R) Index 5
7/12/95            $10,000                  $10,000              $10,000
   9/95             10,760                   10,519               10,476
  12/95             11,240                   10,718               10,814
   3/96             12,200                   11,409               11,465
   6/96             13,330                   11,835               11,788
   9/96             13,340                   12,237               12,157
  12/96             13,956                   12,591               12,868
   3/97             13,526                   12,132               12,763
   6/97             15,216                   13,917               14,494
   9/97             17,850                   15,865               16,419
  12/97             17,082                   15,429               16,601
   3/98             19,103                   17,270               18,395
   6/98             18,396                   17,260               18,118
   9/98             15,907                   14,378               15,432
  12/98             19,071                   18,185               18,277
   3/99             20,416                   18,806               18,192
   6/99             23,567                   20,765               20,166
   9/99             22,358                   19,726               18,433
  12/99             29,773                   27,512               21,609
   3/00             35,178                   33,324               23,789
   6/00             30,409                   30,856               22,715
   9/00             30,540                   31,634               24,262
  12/00             27,905                   24,280               23,392
   3/01             25,533                   18,189               20,937
   6/01             27,162                   21,133               22,933
   9/01             19,928                   15,258               18,837
  12/01             23,995                   19,387               22,076
   3/02             22,979                   19,045               23,014
   6/02             19,617                   15,567               20,817

--------------------------------------------------------------------------------------------------------------------------
PERFORMANCE UPDATE
                                                                                                    Total   Average Annual
                                                Year-to-          1-Year   5-Year Average    Return Since     Return Since
                                             Date Return    Total Return    Annual Return     Inception 4      Inception 4
  RS MidCap Opportunities Fund                   -18.25%         -27.78%            5.21%          96.17%           10.15%
  Russell Midcap Growth Index                    -19.70%         -26.34%            2.27%          55.67%            6.55%
  Russell Midcap(R) Index                         -5.71%          -9.23%            7.51%         108.17%           11.09%
  S&P 500(R) Index 6                             -13.22%         -18.04%            3.64%          97.03%           10.22%
--------------------------------------------------------------------------------------------------------------------------

   Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
1 The sector allocation represents the entire Russell universe. The Fund's holdings are allocated to each sector based on their Russell classification. Cash includes short-term investments and net other assets and liabilities.
2 Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
3 The Russell Midcap(R) Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap(R) Index with higher price-to-book ratios and higher forecasted growth values. (The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.). Index results assume the reinvestment of dividends paid on thE stocks constituting the index. You may not invest in the index and, unlike the Fund, it does not incur fees and expenses.
4  Inception date: July 12, 1995.
5 The Russell Midcap Index is an unmanaged market-capitalization-weighted index that measures the performance of the 800 smallest companies in the Russell 1000(R) IndeX (which consists of the 1,000 largest U.S. companies based on total market capitalization). Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index and, unlike the Fund, it does not incur fees and expenses.
6 The S&P 500 Index is an unmanaged market value-weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index and, unlike the Fund, it does not incur fees and expenses.

   |
34 |   CALL 1-800-766-FUND
   |

                                                  RS SMALLER COMPANY GROWTH FUND

                  FOCUSING ON COMPANIES WITH MARKET CAPS OF $750 MILLION OR LESS

                                                               [GRAPHIC OMITTED]

                                                                  BILL WOLFENDEN
                                                               Portfolio Manager
                                                              For bio see page 5

RS SMALLER COMPANY GROWTH FUND

                                                               [GRAPHIC OMITTED]

                            INVESTMENT STYLE

                              LARGE-CAP            MID-CAP           SMALL-CAP
                                                                  --------------
                                VALUE               BLEND             GROWTH
                                                                  --------------

FUND PHILOSOPHY THE RS SMALLER COMPANY GROWTH FUND INVESTS IN A DIVERSIFIED PORTFOLIO OF EQUITY SECURITIES OF COMPANIES WITH MARKET CAPITALIZATIONS OF $750 MILLION OR LESS. WE SEEK SMALL COMPANIES THAT WE BELIEVE HAVE THE POTENTIAL FOR LONG-TERM CAPITAL APPRECIATION BASED ON SUPERIOR OR NICHE PRODUCTS OR SERVICES, OPERATING CHARACTERISTICS, MANAGEMENT, OR OTHER FACTORS.

The stock market in general and growth stocks in particular continued to struggle during the first half of 2002, and the RS Smaller Company Growth Fund was no exception, declining 21.44%, compared with a fall of 17.35% for the Russell 2000(R) Growth Index 3. Although these results are disappointing, a longer-term context is necessary tO complete the picture. Indeed, over the past three years, the Fund has produced an average annual return of 4.92%, whereas the index fell 9.63%.

PORTFOLIO REVIEW After a very strong fourth quarter of 2001, technology undermined the Fund's performance during the first half of 2002. Investments in software and wireless were particularly damaging throughout the period, and semiconductor capital equipment turned in poor results after performing well early in the year. Although it's not unusual for tech stocks to pull back after a quarter such as the fourth quarter of 2001 when the Fund was up 31%, many companies gave up their entire fourth-quarter gains due to disappointing earnings announcements. In addition, certain large-cap stocks that we don't own issued profit warnings, causing volatility across the entire sector. Biotechnology, another major area of the Fund, was weak, particularly in the first quarter, because of some negative earnings preannouncements of certain large-cap pharmaceutical and biotech companies as well as a stream of negative news from the Food and Drug Administration. Finally, certain companies in the portfolio in a variety of industries simply did not successfully execute their business plans.

Still, there were positive standouts during the six-month period, particularly in the health care and consumer discretionary areas; these included Embrex, a provider of agriculture/medical technology products to the poultry industry; VitalWorks, a nationwide provider of information management technology and services targeted to general and specialty medical practices; Coinstar, a manufacturer of self-service coin-counting machines marketed primarily to supermarket chains in the United States and the United Kingdom; and Hot Topic, a mall-based specialty retailer focusing on the teen market, with such products as music-influenced apparel and merchandise.

NO CHANGE IN STRATEGY When things aren't going well in a Fund's investment universe, there is always a tendency on the part of some portfolio managers to "style drift." Two years ago value funds were left for dead, and some managers shifted their so-called value funds into growth only to see value dominate in 2001. Similarly, some of our growth fund competitors have ventured into value areas such as energy and financial services. We have elected not to do that. Instead, we remain true to our investment objective, which is to find the highest-quality growth companies in sectors that we know best.

True, the market is extremely volatile, particularly with the instantaneous nature of available

   |
36 |   CALL 1-800-766-FUND
   |

--------------------------------------------------------------------------------
GOOD IDEAS THAT WORKED+
Realized and Unrealized Gain (for the period ended 6/30/02)
--------------------------------------------------------------------------------

  American Medical Security Group, Inc.                                $949,226
  VitalWorks, Inc.                                                     $723,960
  Cherokee, Inc.                                                       $640,034
  Embrex, Inc.                                                         $595,410
  Carreker Corporation                                                 $589,112
  Exact Sciences Corporation                                           $525,736
  Monterey Pasta Company                                               $499,180
  West Marine, Inc.                                                    $460,804
  Hot Topic, Inc.                                                      $437,935
  Hibbett Sporting Goods, Inc.                                         $353,343

--------------------------------------------------------------------------------
GOOD IDEAS AT THE TIME+
Realized and Unrealized Loss (for the period ended 6/30/02)
--------------------------------------------------------------------------------

  Applied Films Corporation                                         ($1,755,082)
  Tumbleweed Communications Corporation                             ($1,481,591)
  Titan Pharmaceuticals, Inc.                                       ($1,233,698)
  Netegrity, Inc.                                                   ($1,116,141)
  IONA Technologies PLC                                             ($1,066,322)
  Oak Technology, Inc.                                              ($1,062,804)
  Embarcadero Technologies, Inc.                                    ($1,057,810)
  Roxio, Inc.                                                         ($965,686)
  SupportSoft, Inc.                                                   ($925,316)
  OraSure Technologies, Inc.                                          ($863,232)
--------------------------------------------------------------------------------


information on the Internet as well as real-time e-mail courtesy of wireless communications. In addition, the growth of the hedge fund industry has created more trading volatility. As a result, we are trading around our core positions more than ever before. When stocks surge on positive news, we'll take profits; conversely, when negative rumors drive down stock prices, we'll use that opportunity to add to the core holdings.

On balance we continue to take a long-term view on our investment strategy and believe that some excellent values are presenting themselves. For example, we believe that investors have overreacted in the software arena, where stocks are currently selling at about half their normal levels. LogicVision, which sells productivity-enhancing embedded test software, is currently trading at 13 times next year's earnings. In a normal market, this profitable and growing company would sell at twice that level.

OUTLOOK From a sector standpoint, we have positioned the portfolio with groups that tend to outperform as the economy improves, but the companies we own can grow even without a strong economic recovery. Technology should benefit from the massive cost cutting undertaken during 2000 and 2001 as incremental gains in the economy lead to higher revenues and profits. We believe that the outlook for biotechnology is strong, considering that there are more drugs in phase II and III than ever before. Finally, small-cap growth stocks tend to outperform their large-cap counterparts as the economy emerges from recession.

We realize that the first half of 2002 has been a trying time for investors, so we thank you for your continued support in this challenging environment.

/s/ BILL WOLFENDEN
Bill Wolfenden
Portfolio Manager


+ The realized and unrealized gains and losses represent the change in the Fund's total net assets that was attributable to the appreciation or depreciation in market value of each security listed. The effect of the dollar gain or loss on performance of the Fund is dependent on the Fund's total net assets over the year. The Fund may have held the position for the entire year or some portion thereof.

  Investing in smaller companies can involve such risks as less publicly available information than with larger companies, volatility, and less liquidity. Short selling is the sale of a borrowed security, and the price of the security can increase between the date the security is sold and the date when the Fund must replace it. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Options and futures may not be perfectly correlated to the underlying index or security. International investing can involve greater currency fluctuations and less political and economic stability.

                                                                            |
                                                     WWW.RSINVESTMENTS.COM  | 37
                                                                            |

RS SMALLER COMPANY GROWTH FUND

ASSETS UNDER MANAGEMENT: $114.7 million                 DATA AS OF JUNE 30, 2002

--------------------------------------------------------------------------------
SECTOR ALLOCATION 1
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

0.0% .................................................. Autos and Transportation
24.4% ................................................... Consumer Discretionary
1.7% .......................................................... Consumer Staples
2.3% .......................................................... Energy (non-oil)
6.8% ........................................................ Financial Services
21.9% .............................................................. Health Care
6.1% .................................................. Materials and Processing
7.3% ......................................................... Producer Durables
24.6% ............................................................... Technology
0.0% ................................................................. Utilities
0.0% ..................................................................... Other
4.9% ...................................................................... Cash

--------------------------------------------------------------------------------
TOP TEN HOLDINGS 2
--------------------------------------------------------------------------------

  NuCo2, Inc.                                                              1.96%
  Bright Horizons Family Solutions, Inc.                                   1.88%
  Hot Topic, Inc.                                                          1.75%
  Carreker Corporation                                                     1.74%
  Monterey Pasta Company                                                   1.66%
  Scottish Annuity & Life Holdings, Ltd.                                   1.66%
  School Specialty, Inc.                                                   1.62%
  Guitar Center, Inc.                                                      1.62%
  Cantel Medical Corporation                                               1.60%
  American Medical Security Group, Inc.                                    1.56%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 8/15/96
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             Russell 2000 Growth(R) Index 3       RS Smaller Company Growth Fund
8/15/96                $10,000                               $10,000
   9/96                 10,794                                10,570
  12/96                 10,822                                11,000
   3/97                  9,687                                10,200
   6/97                 11,388                                12,570
   9/97                 13,315                                15,990
  12/97                 12,223                                14,350
   3/98                 13,676                                16,570
   6/98                 12,890                                15,420
   9/98                 10,008                                11,630
  12/98                 12,374                                14,260
   3/99                 12,166                                14,410
   6/99                 13,960                                17,190
   9/99                 13,273                                16,560
  12/99                 17,709                                22,340
   3/00                 19,349                                29,880
   6/00                 17,923                                27,540
   9/00                 17,211                                28,430
  12/00                 13,735                                23,333
   3/01                 11,646                                20,299
   6/01                 13,740                                23,885
   9/01                  9,882                                19,228
  12/01                 12,467                                25,273
   3/02                 12,223                                23,265
   6/02                 10,304                                19,854

--------------------------------------------------------------------------------------------------------------------------
PERFORMANCE UPDATE
                                                                                                    Total   Average Annual
                                                Year-to-          1-Year   5-Year Average    Return Since     Return Since
                                             Date Return    Total Return    Annual Return     Inception 4      Inception 4
  RS Smaller Company Growth Fund                 -21.44%         -16.88%            9.55%          98.54%           12.38%
  Russell 2000 Growth Index                      -17.35%         -25.00%           -1.98%           3.04%            0.51%
  S&P 500(R) Index 5                             -13.22%         -18.04%            3.64%          62.53%            8.62%
--------------------------------------------------------------------------------------------------------------------------

   Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
1 The sector allocation represents the entire Russell universe. The Fund's holdings are allocated to each sector based on their Russell classification. Cash includes short-term investments and net other assets and liabilities.
2 Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
3 The Russell 2000(R) Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000(R) Index wITh higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index and, unlike the Fund, it does not incur fees and expenses.
4  Inception date: August 15, 1996.
5 The S&P 500 Index is an unmanaged market value-weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index and, unlike the Fund, it does not incur fees and expenses.

   |
38 |   CALL 1-800-766-FUND
   |

                                                          RS VALUE + GROWTH FUND

                         SEEKING CAPITAL APPRECIATION FOR THE LONG-TERM INVESTOR

                                                               [GRAPHIC OMITTED]

                                                                    JOHN WALLACE
                                                               Portfolio Manager
                                                              For bio see page 5

RS VALUE + GROWTH FUND

                                                               [GRAPHIC OMITTED]

                            INVESTMENT STYLE

                              LARGE-CAP            MID-CAP           SMALL-CAP
                            -----------------------------------
                                VALUE               BLEND             GROWTH
                                               ----------------

FUND PHILOSOPHY THE RS VALUE + GROWTH FUND SEEKS CAPITAL APPRECIATION BY INVESTING PRIMARILY IN COMPANIES WITH FAVORABLE RELATIONSHIPS BETWEEN P/E RATIOS AND GROWTH RATES AS WELL AS IN SECTORS OFFERING ABOVE-AVERAGE GROWTH POTENTIAL. WE SEEK TO IDENTIFY BUSINESS SECTORS POISED TO BENEFIT FROM MAJOR CHANGES IN THE MARKETPLACE AND SOCIETAL TRENDS. WITHIN THESE SECTORS, WE CONDUCT BOTTOM-UP RESEARCH, LOOKING FOR WELL-MANAGED COMPANIES THAT HAVE LOW-MULTIPLE VALUATIONS RELATIVE TO THEIR PEERS AND ARE POISED TO LEVERAGE GROWTH OPPORTUNITIES.

In a difficult market environment, the Fund lost 16.58% during the first six months of the year. Although posting a negative return, the portfolio held its value better than did its benchmark, the Russell 1000(R) Growth Index3, which fell 20.78%. Sectors such as retail, health care, and defense posted positive results for the Fund but werE not enough to offset losses from technology and biotech holdings.

PORTFOLIO REVIEW The recession that began in March 2001 appears to have ended in January, and the essential elements for a cyclical recovery are in place. Yet the market continues to struggle from disappointing earnings, continued fallout from the Enron collapse, questionable accounting practices, and the deteriorating political climate in certain hotspots around the world.

Despite our best efforts to limit the damage, we were very disappointed by the size of the losses coming from our tech and biotech holdings. Thanks to our "down 15%" sell discipline--which compels us to sell part of a position if a stock has dropped 15% from our original purchase price, thus forcing us to take an even harder look at why we own it--we sharply reduced or eliminated many of our tech and biotech holdings earlier in the year. The decline in both sectors was due largely to negative sentiment; and in spite of the strong fundamentals of the stocks we own, they fell precipitously. Ironically, many of these holdings were the same stocks that drove the Fund's strong performance in fourth quarter 2001. We believe that our scaled-down positions now consist of the best names in both areas; and once confidence returns and the economy strengthens, our tech and biotech holdings should be significant long-term contributors to the Fund.

Outside of biotech, many of our health care stocks posted strong results. An important strategy this year was our decision to increase holdings in the health services segment. Coventry and bellwether health management organization (HMO) UnitedHealth performed well under improved pricing fundamentals for the HMO industry. Cardinal Health, the largest wholesaler of pharmaceutical and surgical products in the country, was also a positive contributor, as was pharmacy benefit manager (PBM) Express Scripts. PBMs work together with health plans and self-insured corporations to develop and design drug benefit packages.

The consumer area was one of the few bright spots in the market, and many of our consumer holdings contributed positively to the Fund's return. These include discount retailer Wal-Mart, drugstore Walgreen's, and specialty retailer Coach, a designer of leather goods and accessories. We also owned leading household products maker Procter & Gamble, which was a successful turnaround play for the Fund.

One of the best-performing stocks in the portfolio was defense company Alliant Techsystems, an aerospace, weapons, and munitions manufacturer. The Fund also owned Raytheon, one of the nation's largest defense contractors. Both companies performed strongly in anticipation of larger military budgets as our nation continues to upgrade its defenses.

   |
40 |   CALL 1-800-766-FUND
   |

--------------------------------------------------------------------------------
GOOD IDEAS THAT WORKED+
Realized and Unrealized Gain (for the period ended 6/30/02)
--------------------------------------------------------------------------------

  UnitedHealth Group, Inc.                                           $2,032,389
  Alliant Techsystems, Inc.                                          $1,495,731
  Wachovia Corporation                                                 $761,595
  Walgreen Company                                                     $740,704
  Willis Group Holdings Limited                                        $688,011
  Triad Hospitals, Inc.                                                $635,327
  Nucor Corporation                                                    $629,446
  Coach, Inc.                                                          $608,438
  ConAgra Foods, Inc.                                                  $582,000
  Adobe Systems, Inc.                                                  $564,607

--------------------------------------------------------------------------------
GOOD IDEAS AT THE TIME+
Realized and Unrealized Loss (for the period ended 6/30/02)
--------------------------------------------------------------------------------

  PerkinElmer, Inc.                                                 ($3,668,910)
  Abgenix, Inc.                                                     ($3,590,103)
  Applera Corporation-Celera Genomics Group                         ($2,359,888)
  I2 Technologies, Inc.                                             ($2,056,476)
  BEA Systems, Inc.                                                 ($1,999,343)
  Siebel Systems, Inc.                                              ($1,926,251)
  Charter Communications, Inc.                                      ($1,853,254)
  Calpine Corporation                                               ($1,536,533)
  Clear Channel Communications, Inc.                                ($1,534,723)
  Amkor Technology, Inc.                                            ($1,524,511)
--------------------------------------------------------------------------------


We also had positive returns from some of our financial positions. Insurance company Loews and reinsurance broker Willis Group both benefited from rising premiums. Almost every type of insurance carrier posted record losses in 2001, which will go on record as the worst year in history for property and casualty companies; losses from September 11 alone are estimated to exceed $50 billion. Insurers are likely to have strong earnings this year, which should translate to good stock performance. Also performing well in the financial area were bank stocks Wachovia and Charter One.

Our energy holdings provided mixed results. We had positive contributions from our holdings in the energy services area. The demand for energy services is on the rise because exploration and production (E&P) companies must find oil and gas in order to maintain production levels. Decline rates are currently very high, and E&P companies need to replace reserves as quickly as possible. In this area we own Noble, Smith International, and BJ Services. On the downside, one of our alternative energy holdings, Calpine, fell prey to negative sentiment from Enron's collapse. We still own Calpine and believe that the company has tremendous earnings growth potential over the long term. It should be a strong performer as the economy improves and demand for power rises.

OUTLOOK We anticipate steady economic improvement through the remainder of 2002. Housing prices remain firm, refinancing activity is brisk, consumer confidence remains high, and unemployment seems to be in check. Earnings comparisons should improve after the poor corporate profit performance of the past 18 months. Against this backdrop we will focus on maintaining positions in core holdings for as long as the fundamentals remain strong and valuations are reasonable.

In this challenging environment, we are especially thankful for your continued confidence.

/s/ JOHN WALLACE
John Wallace
Portfolio Manager

+ The realized and unrealized gains and losses represent the change in the Fund's total net assets that was attributable to the appreciation or depreciation in market value of each security listed. The effect of the dollar gain or loss on performance of the Fund is dependent on the Fund's total net assets over the year. The Fund may have held the position for the entire year or some portion thereof.

  Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Short selling is the sale of a borrowed security, and the price of the security can increase between the date the security is sold and the date when the Fund must replace it. Investments in high-technology and Internet-related sectors may be highly volatile. Options and futures may not be perfectly correlated to the underlying index or security. International investing can involve greater currency fluctuations and less political and economic stability.


                                                                            |
                                                     WWW.RSINVESTMENTS.COM  | 41
                                                                            |

RS VALUE + GROWTH FUND

ASSETS UNDER MANAGEMENT: $225.0 million                 DATA AS OF JUNE 30, 2002


--------------------------------------------------------------------------------
SECTOR ALLOCATION 1
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1.6% .................................................. Autos and Transportation
20.3% ................................................... Consumer Discretionary
6.4% .......................................................... Consumer Staples
10.0% ......................................................... Energy (non-oil)
11.9% ....................................................... Financial Services
17.4% .............................................................. Health Care
5.3% .................................................. Materials and Processing
11.4% ........................................................ Producer Durables
8.1% ................................................................ Technology
0.8% ................................................................. Utilities
5.5% ..................................................................... Other
1.3% ...................................................................... Cash

--------------------------------------------------------------------------------
TOP TEN HOLDINGS 2
--------------------------------------------------------------------------------

  Willis Group Holdings Limited                                            2.71%
  MetLife, Inc.                                                            2.56%
  Costco Wholesale Corporation                                             2.32%
  The Procter & Gamble Company                                             1.98%
  Alliant Techsystems, Inc.                                                1.91%
  Wachovia Corporation                                                     1.87%
  ConAgra Foods, Inc.                                                      1.84%
  UnitedHealth Group, Inc.                                                 1.83%
  Walgreen Company                                                         1.72%
  Diebold, Inc.                                                            1.66%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 5/12/92
--------------------------------------------------------------------------------


                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     RS Value +             Russell 1000(R)
                    Growth Fund             Growth Index 3
5/12/92               $10,000                  $10,000
   6/92                 9,801                    9,766
   9/92                10,099                   10,193
  12/92                11,004                   10,903
   3/93                11,933                   10,810
   6/93                11,943                   10,643
   9/93                12,843                   10,801
  12/93                13,378                   11,217
   3/94                13,890                   10,722
   6/94                13,276                   10,611
   9/94                15,560                   11,428
  12/94                16,469                   11,511
   3/95                18,927                   12,607
   6/95                23,086                   13,845
   9/95                27,536                   15,102
  12/95                23,501                   15,790
   3/96                22,651                   16,638
   6/96                23,429                   17,696
   9/96                24,964                   18,334
  12/96                26,819                   19,441
   3/97                26,198                   19,545
   6/97                30,483                   23,242
   9/97                35,511                   24,989
  12/97                30,523                   25,368
   3/98                34,486                   29,212
   6/98                36,066                   30,538
   9/98                31,352                   27,764
  12/98                38,898                   35,187
   3/99                42,710                   37,424
   6/99                43,746                   38,864
   9/99                40,909                   37,441
  12/99                49,958                   46,855
   3/00                57,100                   50,194
   6/00                53,620                   48,838
   9/00                48,924                   46,212
  12/00                44,416                   36,348
   3/01                39,744                   28,751
   6/01                38,228                   31,172
   9/01                31,391                   25,121
  12/01                35,344                   28,925
   3/02                33,998                   28,176
   6/02                29,484                   22,915

--------------------------------------------------------------------------------------------------------------------------
PERFORMANCE UPDATE
                                                                                                    Total   Average Annual
                                 Year-to-         1-Year   5-Year Average  10-Year Average   Return Since     Return Since
                              Date Return   Total Return    Annual Return    Annual Return    Inception 4      Inception 4
  RS Value + Growth Fund          -16.58%        -22.87%           -0.66%           11.64%        194.84%           11.25%
  Russell 1000 Growth Index       -20.78%        -26.49%           -0.28%            8.91%        129.15%            8.52%
  S&P 500(R) Index 5              -13.22%        -18.04%            3.64%           11.41%        189.98%           11.07%
--------------------------------------------------------------------------------------------------------------------------

   Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
1 The sector allocation represents the entire Russell universe. The Fund's holdings are allocated to each sector based on their Russell classification. Cash includes short-term investments and net other assets and liabilities.
2 Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
3 The Russell 1000(R) Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000(R) Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index and, unlike the Fund, it does not incur fees and expenses.
4  Inception date: May 12, 1992.
5 The S&P 500 Index is an unmanaged market value-weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index and, unlike the Fund, it does not incur fees and expenses.

   |
42 |   CALL 1-800-766-FUND
   |

                                                         THE CONTRARIAN FUND(TM)

                              SEEKING OUT-OF-FAVOR AND NEW-DISCOVERY INVESTMENTS

                                                               [GRAPHIC OMITTED]
                                                                     ANDY PILARA
                                                               Portfolio Manager
                                                              For bio see page 5

THE CONTRARIAN FUND(TM)

                                                               [GRAPHIC OMITTED]

                            INVESTMENT STYLE

                              LARGE-CAP            MID-CAP           SMALL-CAP
                            ----------------------------------------------------
                                VALUE               BLEND             GROWTH
                                               --------------


FUND PHILOSOPHY THE CONTRARIAN FUND(TM) SEEKS TO ACHIEVE MAXIMUM LONG-TERM GROWTH OF CAPITAL BY INVESTING WORLDWIDE IN GROWING COMPANIES THAT ARE ATTRACTIVELY PRICED. THE FUND INVESTS ON A GLOBAL BASIS IN AN EFFORT TO MAKE TIMELY INVESTMENTS IN NEW-DISCOVERY IDEAS OR IN COMPANIES AND INDUSTRIES THAT ARE NEGLECTED, UNPOPULAR, OR OVERLOOKED. WHEN APPROPRIATE THE FUND WILL SELL STOCKS SHORT.

As we entered the year, our goal was to balance our core holdings with stocks of more-cyclical companies that should profit from an economic recovery. Our dual strategy proved to be the right move. While the markets continued to struggle in the first half, the Fund posted a return of 7.91%, significantly outpacing its benchmark, the Morgan Stanley Capital International (MSCI) All-Country (AC) World Free Index 2, which fell 8.12%.

PORTFOLIO REVIEW The most significant shift in the Fund was our increased weighting in health care, up from 4% at year-end to 18%. This was a long-term strategic decision. The health care sector in the coming decades stands to benefit from powerful demographic trends, the strongest of which is the aging of the U.S. population as the baby boom generation passes middle age. The older baby boomers will drive strong demand for health care services--good news for firms that run facilities and outpatient clinics. Indeed, industry watchers expect longer hospital stays and perhaps even a hospital bed shortage down the road. These trends, we believe, will be reflected in the pricing behavior and revenues for hospitals, resulting in increasing returns on capital. This is currently not being recognized in the stock market--and that's the type of disconnect that sparks our interest. Our hospital holdings in the portfolio include HCA and HEALTHSOUTH.

We also like the generic-drug business, as we see an increase in the use of generics. When a brand-name drug is introduced, its developer enjoys the sole right to sell it until the patent expires, at which time generic-drug makers can apply to the Food and Drug Administration (FDA) to produce and sell the drug. Generic makers are about to experience the largest--and potentially most profitable--wave of patent expirations the industry has ever seen, which should drive impressive revenue and earnings growth throughout the sector. What's more, legislators have been very vocal about their dissatisfaction with large drug companies and, as a result, have slowed down the FDA approval process and made patent challenges somewhat easier. Although we've always been humble when it comes to analyzing Washington, we think all this bodes well for generic-drug makers. The Fund owns Barr Labs, which is generating strong cash flows from its products, giving the company the wherewithal to build its business.

The other major area of the portfolio is financials and, in particular, insurance. Almost every type of insurance carrier posted record losses in 2001, which will go on record as the worst year in history for property and casualty companies; losses from September 11 alone may exceed $50 billion. Providers of both homeowners and auto insurance have been enjoying rising premiums all year, which should translate to good stock performance. The Fund owns Allstate, which has been a strong contributor. We also own Berkshire Hathaway, a conglomerate with a large percentage of insurance exposure. Holdings such as

   |
44 |   CALL 1-800-766-FUND
   |

--------------------------------------------------------------------------------
GOOD IDEAS THAT WORKED+
Realized and Unrealized Gain (for the period ended 6/30/02)
--------------------------------------------------------------------------------

  Fresh Del Monte Produce, Inc.                                      $4,362,557
  China Yuchai International, Ltd.                                   $3,103,100
  African Minerals, Ltd.                                               $977,791
  Dole Food Company, Inc.                                              $753,377
  Principal Financial Group, Inc.                                      $669,275
  HCA, Inc.                                                            $457,190
  Abitibi-Consolidated, Inc.                                           $386,501
  Universal Health Services, Inc.                                      $365,575
  Sherritt International Corporation                                   $298,842
  Teck Cominco, Ltd.                                                   $290,660

--------------------------------------------------------------------------------
GOOD IDEAS AT THE TIME+
Realized and Unrealized Loss (for the period ended 6/30/02)
--------------------------------------------------------------------------------

  Ivanhoe Energy, Inc.                                              ($1,627,441)
  Metromedia International Group, Inc.                              ($1,147,592)
  Sprint Corporation (PCS Group)                                      ($873,539)
  AT&T Wireless Services, Inc.                                        ($865,249)
  ACE Limited                                                         ($546,266)
  Berkshire Hathaway, Inc.                                            ($410,310)
  Liberty Media Corporation                                           ($327,914)
  Massey Energy Company                                               ($285,538)
  Citigroup, Inc.                                                     ($240,038)
  Archer-Daniels-Midland Company                                      ($214,273)
--------------------------------------------------------------------------------

General Re, which went from a loss to a profit position last year, was a significant influence on the stock.

We also added gold producer Newmont Mining. We believe that the weakening dollar will continue to translate into rising gold prices. We like to think of our investment in Newmont as an insurance policy: Investors go to gold when there's uncertainty in the world. If gold goes down, it's not such a bad thing, because it means that the rest of the stocks in our portfolio are probably going to do very well.

Some of our poorest-performing stocks were from the beleaguered telecom sector. When we looked at the cash flows two to four years down the road and took a discounted value of those cash flows to come up with present values, they were significantly above the current market prices at the time we built our telecom positions. These stocks have continued to fall because the near-term fundamentals and balance sheets further deteriorated. So even though we like telecom long term, neither we nor the stock market accepted the negative cash flow characteristics, and we cut back our positions.

OUTLOOK We are generally optimistic that the economy will continue to strengthen for the balance of the year. For these reasons we will further increase the portfolio's economic sensitivity on a stock-by-stock basis, looking for companies that produce strong cash flows and have management teams that can invest that cash at high rates of return. One possible hunting ground may be the energy sector.

We thank you for your continued support and look forward to working diligently on your behalf in search of attractive investments.

/s/ ANDY PILARA
Andy Pilara
Portfolio Manager

+ The realized and unrealized gains and losses represent the change in the Fund's total net assets that was attributable to the appreciation or depreciation in market value of each security listed. The effect of the dollar gain or loss on performance of the Fund is dependent on the Fund's total net assets over the year. The Fund may have held the position for the entire year or some portion thereof.

  Contrarian investing involves taking investment positions that are contrary to those of most investors; and, therefore, what is believed to be the unrecognized value in a security may not be realized for a substantial period of time, if ever. International investing can involve greater currency fluctuations and less political and economic stability. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Investing in smaller companies can involve such risks as less publicly available information than with larger companies, volatility, and less liquidity. Short selling is the sale of a borrowed security, and the price of the security can increase between the date the security is sold and the date when the Fund must replace it. The use of leverage increases market exposure and risk and may result in losses. Options and futures may not be perfectly correlated to the underlying index or security.

                                                                            |
                                                     WWW.RSINVESTMENTS.COM  | 45
                                                                            |

THE CONTRARIAN FUND(TM)

ASSETS UNDER MANAGEMENT: $68.3 million                  DATA AS OF JUNE 30, 2002


--------------------------------------------------------------------------------
SECTOR ALLOCATION
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

23.6% ......................................................... Consumer Staples
8.1% .................................................................... Energy
14.6% ............................................................... Financials
17.5% .............................................................. Health Care
22.2% .............................................................. Industrials
2.7% ................................................................ Technology
11.3% ..................................................................... Cash

--------------------------------------------------------------------------------
TOP TEN HOLDINGS 1
--------------------------------------------------------------------------------

Fresh Del Monte Produce, Inc.                                              8.92%
China Yuchai International, Ltd.                                           6.55%
Bunge, Ltd.                                                                5.22%
HCA, Inc.                                                                  5.11%
Principal Financial Group, Inc.                                            4.77%
Berkshire Hathaway, Inc.                                                   4.61%
African Minerals, Ltd.                                                     4.50%
Barr Laboratories, Inc.                                                    4.19%
HEALTHSOUTH Corporation                                                    3.97%
Universal Health Services, Inc.                                            3.52%

--------------------------------------------------------------------------------
RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 6/30/93
--------------------------------------------------------------------------------


                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                           MSCI AC World
             The Contrarian Fund(TM)       Free Index 2
6/30/93             $10,000                  $10,000
   9/93               9,559                   10,512
  12/93              11,186                   10,816
   3/94              12,098                   10,856
   6/94              11,618                   11,162
   9/94              11,078                   11,538
  12/94              10,568                   11,359
   3/95              10,739                   11,762
   6/95              12,626                   12,327
   9/95              13,308                   12,989
  12/95              13,830                   13,570
   3/96              16,731                   14,144
   6/96              16,038                   14,584
   9/96              16,440                   14,737
  12/96              16,828                   15,361
   3/97              17,062                   15,515
   6/97              16,036                   17,837
   9/97              15,244                   18,260
  12/97              11,862                   17,665
   3/98              12,127                   20,111
   6/98              10,769                   20,274
   9/98               7,520                   17,786
  12/98               7,984                   21,545
   3/99               8,392                   22,396
   6/99              10,214                   23,661
   9/99              10,623                   23,282
  12/99              11,042                   27,322
   3/00              10,700                   27,641
   6/00              11,793                   26,588
   9/00              12,533                   25,148
  12/00              12,180                   23,515
   3/01              12,080                   27,641
   6/01              12,577                   26,588
   9/01              10,192                   18,070
  12/01              11,175                   19,773
   3/02              11,429                   19,952
   6/02              12,058                   18,167

--------------------------------------------------------------------------------------------------------------------------
PERFORMANCE UPDATE
                                                                                                    Total   Average Annual
                                               Year-to-           1-Year   5-Year Average    Return Since     Return Since
                                            Date Return     Total Return    Annual Return     Inception 3      Inception 3
  The Contrarian Fund(TM)                         7.91%           -4.13%           -5.54%          20.58%            2.10%
  MSCI AC World Free Index                       -8.12%          -14.22%            0.37%          81.67%            6.85%
  S&P 500(R) Index 4                            -13.22%          -18.04%            3.64%         159.22%           11.16%
--------------------------------------------------------------------------------------------------------------------------

   Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
1 Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
2 The Morgan Stanley Capital International (MSCI) All Country (AC) World Free Index is an unmanaged market-capitalization-weighted index composed of companies representative of the market structure of 49 developed and emerging market countries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index and, unlike the Fund, it does not incur fees and expenses.
3  Inception date: June 30, 1993.
4 The S&P 500 Index is an unmanaged market value-weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index and, unlike the Fund, it does not incur fees and expenses.

   |
46 |   CALL 1-800-766-FUND
   |

                                                RS GLOBAL NATURAL RESOURCES FUND

                                      FOCUSING PRIMARILY ON HARD-ASSET COMPANIES

                                                               [GRAPHIC OMITTED]

                                                                     ANDY PILARA
                                                               Portfolio Manager
                                                              For bio see page 5

RS GLOBAL NATURAL RESOURCES FUND

                                                               [GRAPHIC OMITTED]

                            INVESTMENT STYLE

                              LARGE-CAP            MID-CAP           SMALL-CAP
                            ----------------------------------------------------
                                VALUE               BLEND             GROWTH
                                             ------------------


FUND PHILOSOPHY THE RS GLOBAL NATURAL RESOURCES FUND SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN COMPANIES PRINCIPALLY ENGAGED IN THE DISCOVERY, DEVELOPMENT, PRODUCTION, OR DISTRIBUTION OF NATURAL RESOURCES; THE DEVELOPMENT OF TECHNOLOGIES FOR THE PRODUCTION OR EFFICIENT USE OF NATURAL RESOURCES; OR THE FURNISHING OF RELATED SUPPLIES OR SERVICES.

The Fund returned 20.33% in the first half of the year, soundly beating its benchmark, the Lipper Natural Resources Index 2, which gained 3.26%. Our strong performance was due to good stock selection from a broad range of industries. We're also pleased to report that the Fund's strong performance placed the Fund in the top quartile of its Lipper category. For the one-year period ended June 30, 2002, it rated 11 out of 74 funds in the Natural Resources Funds category.*

PORTFOLIO REVIEW The Fund performed quite well over the past two years, because we had invested early in natural gas stocks and had pared back our holdings when we expected prices to decline. So although our energy exposure has historically been in the 60% range, it's now at about 34%. We have a broadly diversified Fund, with representation from a wide range of industries, including energy exploration and production, energy services, basic materials, metals and mining, forest products, and agriculture.

Our energy holdings are primarily in coal and natural gas, both of which are used in electricity generation. In the United States, electricity generation is about 50% to 55% powered by coal and about 15% to 17% powered by natural gas. Although coal has the larger share, 95% of new generation will be from natural gas. Our natural gas holdings are based primarily in Canada, where companies have technical parity with their U.S. competitors but are more attractively valued and have superior production growth prospects. Without strong production growth, an energy company is entirely at the mercy of price. With it, however, and when operating in an environment of rising prices, a company could reward its investors substantially.

Oiltec Resources is our largest position in the energy area. The company currently has two major exploration drilling projects, each of which could more than double its existing reserves. And though the company is highly leveraged, this will soon be addressed with an equity offering and by increasing cash flows from higher production.

Our top coal holdings are Peabody and CONSOL. Several mines have closed over the past three years, and we've seen the price of coal increase for the first time in two decades. Electricity use is expected to grow 2% over the next 10 years, making the supply/demand dynamics very positive for the industry.

In the metals area, we added two gold investments: Newmont Mining and TVX Gold. TVX was one of our best performers, up 43% since we bought it. This is one of the most attractively priced gold-mining stocks and, furthermore, is experiencing steady growth in production. The stock was selling at a reasonable multiple to its cash flows.

One of the companies that underperformed during the period was Spinnaker Exploration. Spinnaker is involved mainly in exploration in the Gulf of Mexico shelf. When we look at the

   |
48 |   CALL 1-800-766-FUND
   |

--------------------------------------------------------------------------------
GOOD IDEAS THAT WORKED+
Realized and Unrealized Gain (for the period ended 6/30/02)
--------------------------------------------------------------------------------

  Fresh Del Monte Produce, Inc.                                      $1,424,380
  TVX Gold, Inc.                                                       $524,581
  Oiltec Resources, Ltd.                                               $481,370
  Canadian Natural Resources, Ltd.                                     $345,627
  Cequel Energy, Inc.                                                  $313,019
  African Minerals, Ltd.                                               $285,074
  Progress Energy, Ltd.                                                $233,792
  Teck Cominco, Ltd.                                                   $233,483
  Ultra Petroleum Corporation                                          $230,362
  Sherritt International Corporation                                   $212,968

--------------------------------------------------------------------------------
GOOD IDEAS AT THE TIME+
Realized and Unrealized Loss (for the period ended 6/30/02)
--------------------------------------------------------------------------------

  Massey Energy Company                                               ($170,068)
  Kinross Gold Corporation                                            ($109,125)
  CONSOL Energy, Inc.                                                  ($88,731)
  Spinnaker Exploration Company                                        ($77,861)
  Newmont Mining Corporation                                           ($74,631)
  Williams Energy Partners L.P.                                        ($71,959)
  Westmoreland Coal Company                                            ($61,127)
  Questar Corporation                                                  ($46,894)
  ChevronTexaco Corporation                                            ($23,367)
  PanCanadian Energy Corporation                                       ($23,014)
--------------------------------------------------------------------------------


company's prospects--10 in all--it is probably the most exploration-rich small energy company out there today. We took advantage of the weak performance to add to ouR holdings. The company had stated that its production forecast for the year was a bit high and that some of that production might fall into 2003. We think this is an acceptable risk when investing in small or mid-sized energy companies. Production may not always hit a specific 12-month mark, and it does not take away from the company's tremendous exploration potential.

NS Group, which manufactures tubular goods for oil drilling, was another company that was down in the first half of the year. It now represents approximately 4.5% of the Fund. Rigs have been coming back on stream, which means more drilling and a greater demand for tubular goods. This is the most leveraged company to the improving fundamentals in oil tubular goods and it's very reasonably priced. We like its cash flow characteristics and the returns we see as this business improves.

OUTLOOK Worldwide industrial production is in a recovery phase. In the United States, rising interest rates and inflation, combined with a weaker dollar, may portend the beginning of a significant rise in commodity prices. In fact, one indicator of commodity prices, the Journal of Commerce Index, has started to rise for the first time in years. Against this backdrop we expect hard assets to outperform financial assets for the next three years.

Thank you for your continued confidence.

/s/ ANDY PILARA
Andy Pilara
Portfolio Manager

* Source: Lipper Analytical Services, Inc. Lipper is a mutual fund performance monitor. The performance data and monthly rankings of a fund's peer group are based on total returns with dividends and distributions reinvested and do not reflect sales charges. As of June 30, 2002, the RS Global Natural Resources Fund was ranked 17 out of 60 funds for the three-year period and 34 out of 39 funds for the five-year period.

+ The realized and unrealized gains and losses represent the change in the Fund's total net assets that was attributable to the appreciation or depreciation in market value of each security listed. The effect of the dollar gain or loss on performance of the Fund is dependent on the Fund's total net assets over the year. The Fund may have held the position for the entire year or some portion thereof.

  Investing in a particular sector can involve greater market fluctuation. International investing can involve greater currency fluctuations and less political and economic stability. Short selling is the sale of a borrowed security, and the price of the security can increase between the date the security is sold and the date when the Fund must replace it. Options and futures may not be perfectly correlated to the underlying index or security.

                                                                            |
                                                     WWW.RSINVESTMENTS.COM  | 49
                                                                            |

RS GLOBAL NATURAL RESOURCES FUND


ASSETS UNDER MANAGEMENT: $33.7 million                  DATA AS OF JUNE 30, 2002

--------------------------------------------------------------------------------
SECTOR ALLOCATION
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

14.7% ......................................................... Consumer Staples
33.5% ................................................................... Energy
15.0% .......................................................... Energy Services
23.3% .............................................................. Industrials
13.5% ..................................................................... Cash

--------------------------------------------------------------------------------
TOP TEN HOLDINGS 1
--------------------------------------------------------------------------------

  Fresh Del Monte Produce, Inc.                                            7.68%
  Oiltec Resources, Ltd.                                                   6.41%
  NS Group, Inc.                                                           4.53%
  Bunge, Ltd.                                                              4.13%
  Peabody Energy Corporation                                               3.86%
  Canadian Natural Resources, Ltd.                                         3.51%
  Canfor Corporation                                                       3.12%
  Newmont Mining Corporation                                               3.12%
  Abitibi-Consolidated, Inc.                                               3.01%
  Petro Canada                                                             3.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 11/15/95
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       RS Global Natural           Lipper Natural
                        Resources Fund           Resources Index 2            S&P 500 Index 4
11/15/95                    $10,000                    $10,000                    $10,000
   12/95                     10,120                     10,824                     10,398
    3/96                     11,860                     11,706                     10,958
    6/96                     12,330                     12,245                     11,442
    9/96                     13,140                     12,705                     11,801
   12/96                     14,290                     13,949                     12,788
    3/97                     13,340                     13,414                     13,130
    6/97                     13,720                     14,793                     15,415
    9/97                     14,770                     17,274                     16,571
   12/97                     11,840                     16,005                     17,053
    3/98                     12,459                     16,610                     19,430
    6/98                     11,110                     15,528                     20,059
    9/98                      8,614                     13,011                     18,069
   12/98                      7,761                     12,305                     21,925
    3/99                      8,125                     13,434                     23,009
    6/99                     10,403                     15,952                     24,626
    9/99                     10,528                     16,114                     23,086
   12/99                      9,498                     16,430                     26,535
    3/00                      9,842                     18,369                     27,132
    6/00                     10,736                     19,072                     26,410
    9/00                     11,589                     20,438                     26,153
   12/00                     11,953                     21,232                     24,107
    3/01                     12,130                     20,185                     21,249
    6/01                     12,931                     19,590                     22,487
    9/01                     10,965                     16,553                     19,178
   12/01                     12,026                     18,561                     21,236
    3/02                     13,753                     20,418                     21,292
    6/02                     14,471                     19,166                     18,430


--------------------------------------------------------------------------------------------------------------------------
PERFORMANCE UPDATE
                                                                                                    Total   Average Annual
                                                 Year-to-         1-Year   5-Year Average    Return Since     Return Since
                                              Date Return   Total Return    Annual Return     Inception 3      Inception 3
  RS Global Natural Resources Fund                 20.33%         11.91%            1.07%          44.71%            5.73%
  Lipper Natural Resources Index                    3.26%         -2.17%            5.32%          91.66%           10.31%
  S&P 500 Index                                   -13.22%        -18.04%            3.64%          84.30%            9.66%
--------------------------------------------------------------------------------------------------------------------------

   Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
1 Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
2 The Lipper Natural Resources Index is an unmanaged, equally-weighted index of the largest mutual funds in the Lipper Natural Resources category of funds, adjusted for the reinvestment of capital gains distributions and income dividends. You may not invest in the index and, unlike the Fund, it does not incur fees and expenses.
3  Inception date: November 15, 1995.
4 The S&P 500 Index is an unmanaged market value-weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index and, unlike the Fund, it does not incur fees and expenses.

   |
50 |   CALL 1-800-766-FUND
   |

                                                                RS PARTNERS FUND

                            A SMALL-CAP FUND USING A CASH FLOW VALUE METHODOLOGY

                                                               [GRAPHIC OMITTED]

                                                                     ANDY PILARA
                                                               Portfolio Manager
                                                              For bio see page 5

RS PARTNERS FUND

                                                               [GRAPHIC OMITTED]

                            INVESTMENT STYLE

                              LARGE-CAP            MID-CAP           SMALL-CAP
                                                                 ---------------
                                VALUE               BLEND             GROWTH
                            -------------


FUND PHILOSOPHY THE RS PARTNERS FUND SEEKS LONG-TERM CAPITAL GROWTH BY INVESTING IN EQUITY SECURITIES--PRIMARILY OF COMPANIES WITH MARKET CAPITALIZATIONS OF UP TO $1.5 BILLION--USING A VALUE METHODOLOGY COMBINING GRAHAM & DODD BALANCE SHEET ANALYSIS WITH CASH FLOW ANALYSIS.

For the first six months of the year, the Fund gained 7.13%, in line with the Russell 2000(R) Value Index 2, which earned 7.26%. In contrast, the Standard & Poor's 500(R) Stock Index 4 fell 13.22%. Small-cap stocks in general, and small-cap value stocks in particular, have outperformed large-caps over the past two years.

PORTFOLIO REVIEW Our goal entering 2002 was to balance our core holdings with domestic small-cap stocks of more-cyclical companies that should profit from an economic recovery. Our dual strategy proved successful, as the Fund posted excellent results for the first half of the year.

The largest contributor to performance was Fresh Del Monte. Although the fresh produce business may seem mundane, the "fresh cut" business--fresh pre-cut fruits and vegetables--has piqued consumer interest. Revenues from the company's fresh cut business have grown from zero to $100 million in just two years and are expected to grow another fivefold over the next three years. The stock is still trading at less than 10 times earnings. We think there's tremendous free cash flow ahead for the company, and its rates of return on capital should continue to improve. Another strong contributor was Irish company Fyffes, the largest fresh produce company in Europe. Expertly run by two brothers, Fyffes's cash flow multiples are the cheapest among fresh produce companies. The strength of the euro and the dollar's comparative weakness also helped our investment.

Perhaps the most significant shift in the Fund was the doubling of our health care position, from 6% at year-end to 12%. This was a long-term strategic decision. The aging population of the United States will place increasing demands on our health care system, and well-managed health care companies with strong fundamentals should profit from this major demographic trend. We especially like small companies run by senior managers with big-company experience--those who left their large firms to put their name on a vibrant, young company. In keeping with our cash flow methodology, we also look for businesses that run on a strict return-on-capital discipline. In addition, we like companies with a strong market position, a solid customer base, recurring revenues, and multiple product lines. Companies that meet these criteria include Serologicals and ProMetic Life Sciences, both of which offer products critical to the drug discovery process.

Our energy holdings are focused mainly on natural gas and coal. Our natural gas stocks, which include Oiltec Resources and Best Pacific, are based primarily in Canada, where companies have technical parity with their U.S. competitors but have better valuations and superior production growth prospects. Without strong production growth, an energy company is entirely at the mercy of price. With it, however, and when operating in an environment of rising prices, a company is well positioned to amply reward investors.

Our top coal holdings include Westmoreland and Peabody. A number of U.S. mines have closed over the past three years, and for the first time in two

   |
52 |   CALL 1-800-766-FUND
   |

--------------------------------------------------------------------------------
GOOD IDEAS THAT WORKED+
Realized and Unrealized Gain (for the period ended 6/30/02)
--------------------------------------------------------------------------------

  Fresh Del Monte Produce, Inc.                                      $4,647,930
  Fyffes PLC                                                         $1,129,915
  TVX Gold, Inc.                                                       $978,497
  AMERIGROUP Corporation                                               $785,549
  Dole Food Company, Inc.                                              $671,928
  Teck Cominco, Ltd.                                                   $616,212
  Crompton Corporation                                                 $562,500
  Cadiz, Inc.                                                          $464,578
  Oiltec Resources, Ltd.                                               $457,441
  Sherritt International Corporation                                   $418,430

--------------------------------------------------------------------------------
GOOD IDEAS AT THE TIME+
Realized and Unrealized Loss (for the period ended 6/30/02)
--------------------------------------------------------------------------------

  AirGate PCS, Inc.                                                 ($2,736,954)
  GlobespanVirata, Inc.                                             ($1,255,304)
  Viasys Healthcare, Inc.                                             ($476,384)
  Argosy Gaming Company                                               ($385,090)
  Young Broadcasting, Inc.                                            ($377,125)
  Triton PCS Holdings, Inc.                                           ($325,563)
  Fleming Companies, Inc.                                             ($305,341)
  ProMetic Life Sciences, Inc.                                        ($297,940)
  Westmoreland Coal Company                                           ($274,098)
  Bunge, Ltd.                                                         ($245,224)
--------------------------------------------------------------------------------


decades the price of coal has risen. Electricity use is expected to grow 2% annually over the next 10 years, making the supply/demand dynamics very positive for the industry.

Because this is a value fund, investors don't often see tech stocks in the portfolio. Valuations have fallen so dramatically, however, that some stocks have become value plays. ValueClick was discovered by an RS analyst who had been a founder and director of an Internet company. The stock had gone from about $24 per share down to $2. It now has more cash than what the stock was selling at. ValueClick is conservatively managed, and we expect it to be profitable in 2003.

One stock that declined over the period was Bunge, a leading soybean processor and exporter. We continue to own the company and like its business. The soybean crush margin, which is a profit indicator, has risen to the 60 cents range from 30 cents two years ago. We believe that this level is sustainable and may even rise. Although it's down from our purchase price, we still like it for the long term.

OUTLOOK We are encouraged by the fact that the market has rediscovered fundamentals and regained an appreciation of earnings. This is an excellent environment for our investment style. The upcoming redefinition of the Standard & Poor's(R) core earnings is another positive event. Companies can no longer use pension gains as income and will have to expense their option costs. On balance these and a number of other accounting changes will make earnings-per-share numbers much cleaner. Even more important, these steps should help enhance the integrity of accounting practices and, as a result, bolster confidence in the markets.

Thank you for your continued support.

/s/ ANDY PILARA
Andy Pilara
Portfolio Manager


+ The realized and unrealized gains and losses represent the change in the Fund's total net assets that was attributable to the appreciation or depreciation in market value of each security listed. The effect of the dollar gain or loss on performance of the Fund is dependent on the Fund's total net assets over the year. The Fund may have held the position for the entire year or some portion thereof.

  International investing can involve greater currency fluctuations and less political and economic stability. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Investing in smaller companies can involve such risks as less publicly available information than with larger companies, volatility, and less liquidity. Options and futures may not be perfectly correlated to the underlying index or security.

                                                                            |
                                                     WWW.RSINVESTMENTS.COM  | 53
                                                                            |

RS PARTNERS FUND

ASSETS UNDER MANAGEMENT: $103.5 million                 DATA AS OF JUNE 30, 2002


--------------------------------------------------------------------------------
SECTOR ALLOCATION
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

12.3% ....................................................... Consumer Cyclicals
23.5% ......................................................... Consumer Staples
10.1% ................................................................... Energy
1.8% ........................................................... Energy Services
9.9% ........................................................ Financial Services
12.2% .............................................................. Health Care
9.5% ............................................................... Industrials
5.0% ................................................................ Technology
15.7% ..................................................................... Cash

--------------------------------------------------------------------------------
TOP TEN HOLDINGS 1
--------------------------------------------------------------------------------

Fresh Del Monte Produce, Inc.                                              8.42%
Fyffes PLC                                                                 4.81%
Bunge, Ltd.                                                                4.36%
Viasys Healthcare, Inc.                                                    3.88%
Westmoreland Coal Company                                                  3.64%
Peabody Energy Corporation                                                 3.51%
Fleming Companies, Inc.                                                    2.98%
Argosy Gaming Company                                                      2.40%
AMERIGROUP Corporation                                                     2.37%
Triarc Companies, Inc.                                                     2.27%


--------------------------------------------------------------------------------
RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 7/12/95
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  RS Partners Fund     Russell 2000(R) Value Index 2
7/12/95                $10,000                  $10,000
   9/95                 10,190                   10,532
  12/95                 10,390                   10,839
   3/96                 12,300                   11,314
   6/96                 13,640                   11,777
   9/96                 14,070                   11,952
  12/96                 14,873                   13,115
   3/97                 14,975                   13,122
   6/97                 16,177                   15,103
   9/97                 18,173                   17,049
  12/97                 17,561                   17,336
   3/98                 18,999                   18,784
   6/98                 17,146                   18,105
   9/98                 13,140                   14,869
  12/98                 12,752                   16,218
   3/99                 12,365                   14,646
   6/99                 13,803                   17,070
   9/99                 13,206                   15,735
  12/99                 13,228                   15,976
   3/00                 13,704                   16,587
   6/00                 14,456                   16,911
   9/00                 17,077                   18,152
  12/00                 17,387                   19,623
   3/01                 18,570                   19,814
   6/01                 21,103                   22,119
   9/01                 17,962                   19,170
  12/01                 20,295                   22,375
   3/02                 22,006                   24,518
   6/02                 21,742                   23,998


--------------------------------------------------------------------------------------------------------------------------
PERFORMANCE UPDATE
                                                                                                    Total   Average Annual
                                               Year-to-           1-Year   5-Year Average    Return Since     Return Since
                                            Date Return     Total Return    Annual Return     Inception 3      Inception 3
  RS Partners Fund                                7.13%            3.03%            6.09%         117.42%           11.78%
  Russell 2000 Value Index                        7.26%            8.50%            9.71%         139.98%           13.38%
  S&P 500(R) Index 4                            -13.22%          -18.04%            3.64%          97.03%           10.22%
--------------------------------------------------------------------------------------------------------------------------

   Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
1 Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
2 The Russell 2000(R) Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000(R) Index with lower price-to-book ratios and lower forecasted growth values. (The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index and, unlike the Fund, it does not incur fees and expenses.
3  Inception date: July 12, 1995.
4 The S&P 500 Index is an unmanaged market value-weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index and, unlike the Fund, it does not incur fees and expenses.

   |
54 |   CALL 1-800-766-FUND
   |

                                                           FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                                                      PERIOD ENDED JUNE 30, 2002

SCHEDULE OF INVESTMENTS -- AGGRESSIVE GROWTH FUND

June 30, 2002 (unaudited)                Shares        Value
------------------------------------------------------------
COMMON STOCKS -- 96.9%
AEROSPACE -- 0.1%
MTC Technologies, Inc.                    2,400 $     45,600
------------------------------------------------------------
                                                      45,600
BIOTECHNOLOGY RESEARCH & PRODUCTION -- 3.0%
Abgenix, Inc.                           105,900    1,037,820
Embrex, Inc.                             25,200      527,184
Invitrogen Corporation                   13,400      428,934
------------------------------------------------------------
                                                   1,993,938
CABLE TELEVISION SERVICES -- 0.4%
EchoStar Communications Corporation,
  Class A                                15,000      278,400
------------------------------------------------------------
                                                     278,400
CASINOS & GAMBLING -- 0.5%
Argosy Gaming Company                    10,600      301,040
------------------------------------------------------------
                                                     301,040
COMMUNICATIONS TECHNOLOGY -- 3.4%
Brocade Communications Systems, Inc.     62,100    1,085,508
Network Associates, Inc.                 63,200    1,217,864
------------------------------------------------------------
                                                   2,303,372
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 12.0%
Agile Software Corporation               79,000      574,330
BEA Systems, Inc.                        87,400      831,174
Business Objects S.A., ADR 3             21,900      615,390
Cognos, Inc.                             45,700    1,014,083
Informatica Corporation                  72,000      510,480
MatrixOne, Inc.                          33,400      200,734
Microsoft Corporation                    34,700    1,898,090
Quest Software, Inc.                     17,100      248,463
RealNetworks, Inc.                       38,300      155,881
Siebel Systems, Inc.                     19,100      271,602
webMethods, Inc.                         83,400      825,660
Zoran Corporation                        38,050      871,725
------------------------------------------------------------
                                                   8,017,612
COMPUTER TECHNOLOGY -- 1.4%
Emulex Corporation                       41,500      934,165
------------------------------------------------------------
                                                     934,165
CONSUMER ELECTRONICS -- 8.8%
DoubleClick, Inc.                       120,100      891,142
Electronic Arts, Inc.                    25,000    1,651,250
THQ, Inc.                                25,800      769,356
Yahoo! Inc.                             173,600    2,562,336
------------------------------------------------------------
                                                   5,874,084
CONSUMER PRODUCTS -- 0.8%
Oakley, Inc.                             31,000      539,400
------------------------------------------------------------
                                                     539,400
DRUGS & PHARMACEUTICALS -- 4.1%
Barr Laboratories, Inc.                  21,950    1,394,483
Medicis Pharmaceutical Corporation,
  Class A                                25,100    1,073,276
Taro Pharmaceutical Industries, Ltd.     10,000      245,200
------------------------------------------------------------
                                                   2,712,959



June 30, 2002 (unaudited)                Shares        Value
------------------------------------------------------------
EDUCATION SERVICES -- 1.4%
Career Education Corporation             21,300 $    958,500
------------------------------------------------------------
                                                     958,500
ELECTRONICS -- 1.6%
Flextronics International Ltd.          116,900      833,497
Semtech Corporation                      10,000      267,000
------------------------------------------------------------
                                                   1,100,497
ELECTRONICS -- SEMICONDUCTORS & COMPONENTS -- 7.4%
Intersil Corporation, Class A            40,800      872,304
Marvell Technology Group, Ltd.           88,400    1,758,276
Microchip Technology, Inc.               57,200    1,568,996
O2Micro International, Ltd.              56,600      585,810
PLX Technology, Inc.                     38,500      163,625
------------------------------------------------------------
                                                   4,949,011
FINANCIAL -- MISCELLANEOUS -- 3.3%
Financial Federal Corporation            23,900      791,090
MBNA Corporation 1                       43,150    1,426,971
------------------------------------------------------------
                                                   2,218,061
FINANCIAL DATA PROCESSING SERVICES -- 1.6%
DST Systems, Inc.                        22,800    1,042,188
------------------------------------------------------------
                                                   1,042,188
HEALTH CARE MANAGEMENT SERVICES -- 4.5%
AMERIGROUP Corporation                   47,800    1,303,984
AMN Healthcare Services, Inc.            24,900      871,749
Caremark Rx, Inc.                        51,100      843,150
------------------------------------------------------------
                                                   3,018,883
HEALTH CARE SERVICES -- 2.6%
Express Scripts, Inc.                     5,000      250,550
McKesson Corporation 1                   45,800    1,497,660
------------------------------------------------------------
                                                   1,748,210
HOTEL/MOTEL -- 1.2%
Four Seasons Hotels, Inc. 1              17,000      797,300
------------------------------------------------------------
                                                     797,300
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES -- 1.5%
Inveresk Research Group, Inc.             3,700       48,137
Therasense, Inc.                         51,100      943,817
------------------------------------------------------------
                                                     991,954
MEDICAL SERVICES -- 0.2%
Medical Staffing Network Holdings, Inc    5,850      143,325
------------------------------------------------------------
                                                     143,325
MISCELLANEOUS HEALTH CARE -- 0.4%
Cross Country, Inc.                       7,100      268,380
------------------------------------------------------------
                                                     268,380
PRODUCTION TECHNOLOGY EQUIPMENT -- 2.4%
Photon Dynamics, Inc.                    53,100    1,593,000
------------------------------------------------------------
                                                   1,593,000
RADIO & TV BROADCASTERS -- 5.6%
Cox Radio, Inc., Class A                 44,800    1,079,680
Hispanic Broadcasting Corporation        44,400    1,158,840
Univision Communications, Inc., Class A  22,200      697,080
USA Interactive                          34,300      804,335
------------------------------------------------------------
                                                   3,739,935


See notes to Schedule of Investments on page 77.
The accompanying notes are an integral part of these financial statements.




   |
56 |  CALL 1-800-766-FUND
   |

June 30, 2002 (unaudited)                Shares        Value
------------------------------------------------------------
RETAIL -- 12.6%
Amazon.com, Inc.                         74,400 $  1,209,000
Bed Bath & Beyond, Inc.                  67,000    2,528,580
Chico's FAS, Inc.                        13,300      483,056
The Gap, Inc. 1                          37,200      528,240
Ticketmaster, Class B                    68,200    1,276,022
Too, Inc.                                50,900    1,567,720
Williams-Sonoma, Inc.                    26,600      815,556
------------------------------------------------------------
                                                   8,408,174
SAVINGS & LOAN -- 0.2%
Net.B@nk, Inc.                           13,100      152,615
------------------------------------------------------------
                                                     152,615
SECURITIES BROKERS & SERVICES -- 5.2%
First American Corporation 1             23,300      535,900
Franklin Resources, Inc. 1               30,900    1,317,576
Investment Technology Group, Inc.        24,700      807,690
Legg Mason, Inc. 1                       16,700      823,978
------------------------------------------------------------
                                                   3,485,144
SERVICES -- COMMERCIAL -- 9.1%
eBay Inc.                                35,200    2,169,024
Expedia, Inc., Class A                   17,300    1,025,717
Hewitt Associates, Inc., Class A          1,600       37,280
Hotels.com, Class A                      28,900    1,220,447
Overture Services, Inc.                  65,200    1,628,696
------------------------------------------------------------
                                                   6,081,164
TRUCKERS -- 1.6%
Forward Air Corporation                  33,400    1,094,852
------------------------------------------------------------
                                                   1,094,852
UTILITIES -- TELECOMMUNICATIONS -- 0.0%
Sprint Corporation (PCS Group)              800        3,576
------------------------------------------------------------
                                                       3,576
------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $69,386,590)            64,795,339
------------------------------------------------------------


                                       Warrants        Value
------------------------------------------------------------
WARRANTS -- 0.2%
SERVICES -- COMMERCIAL -- 0.2%
Expedia, Inc., Strike 52.00,
  Expires 02/04/096                       6,297      182,613
------------------------------------------------------------
                                                     182,613
------------------------------------------------------------
TOTAL WARRANTS (Cost $74,335)                        182,613
------------------------------------------------------------


June 30, 2002 (unaudited)                              Value
------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 24.7%
Short-Term Investments Held as Collateral
  for Loaned Securities 8                       $ 13,228,100
Temporary Investment Cash Fund                     1,640,656
Temporary Investment Fund                          1,640,656
------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $16,509,412)   16,509,412
------------------------------------------------------------
TOTAL INVESTMENTS -- 121.8% (Cost $85,970,337)    81,487,364
------------------------------------------------------------
COLLATERAL ON SECURITIES LOANED,
  AT VALUE -- (19.8%)                           (13,228,100)
------------------------------------------------------------
OTHER LIABILITIES, NET -- (2.0)%                 (1,373,734)
------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                      $ 66,885,530
------------------------------------------------------------


                                See notes to Schedule of Investments on page 77.
      The accompanying notes are an integral part of these financial statements.



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

SCHEDULE OF INVESTMENTS -- DIVERSIFIED GROWTH FUND

June 30, 2002 (unaudited)              Shares          Value
------------------------------------------------------------
COMMON STOCKS -- 99.8%
AEROSPACE -- 1.2%
Alliant Techsystems, Inc.             125,000  $   7,975,000
------------------------------------------------------------
                                                   7,975,000
AIR TRANSPORTATION -- 2.3%
EGL, Inc.                             575,000      9,752,000
ExpressJet Holdings, Inc.             423,900      5,531,895
------------------------------------------------------------
                                                  15,283,895
AUTO PARTS -- AFTERMARKET -- 1.0%
Advance Auto Parts, Inc.              121,700      6,633,867
------------------------------------------------------------
                                                   6,633,867
BANKS -- 1.3%
Pacific Northwest Bancorp 1            65,000      2,035,800
UCBH Holdings, Inc. 1                 185,000      7,031,850
------------------------------------------------------------
                                                   9,067,650
BEVERAGE -- DISTILLERS -- 0.3%
Todhunter International, Inc.         195,000      2,135,250
------------------------------------------------------------
                                                   2,135,250
BIOTECHNOLOGY RESEARCH & PRODUCTION -- 3.6%
Insmed Incorporated                 1,375,000      1,925,000
Martek Biosciences Corporation        550,000     11,506,000
Regeneration Technologies, Inc.     1,786,700     10,791,668
------------------------------------------------------------
                                                  24,222,668
BUILDING MATERIALS -- 1.5%
Florida Rock Industries, Inc. 1       120,000      4,297,200
Simpson Manufacturing Company, Inc.    98,300      5,615,879
------------------------------------------------------------
                                                   9,913,079
CASINOS & GAMBLING -- 1.9%
Scientific Games Corporation, Class A 800,000      6,352,000
Station Casinos, Inc.                 350,000      6,247,500
------------------------------------------------------------
                                                  12,599,500
CHEMICALS -- 2.7%
Lyondell Chemical Company 1           399,100      6,026,410
OM Group, Inc. 1                      105,000      6,510,000
Omnova Solutions, Inc. 1              650,000      5,460,000
------------------------------------------------------------
                                                  17,996,410
COMMERCIAL INFORMATION SERVICES -- 1.7%
Raindance Communications, Inc.      2,000,000     11,500,000
------------------------------------------------------------
                                                  11,500,000
COMMUNICATIONS TECHNOLOGY -- 4.4%
Advanced Fibre Communications, Inc.   250,000      4,135,000
Alloy, Inc.                           940,000     13,573,600
Foundry Networks, Inc.                225,000      1,581,750
Latitude Communications, Inc.       1,876,300      2,476,716
NMS Communications Corporation        263,300        639,819
Secure Computing Corporation          950,000      7,172,500
------------------------------------------------------------
                                                  29,579,385
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 10.6%
BEA Systems, Inc.                     450,000      4,279,500
Chordiant Software, Inc.            1,970,000      3,841,500
Click2Learn, Inc.                     500,000        852,750
iManage, Inc.                       3,245,300     11,683,080


June 30, 2002 (unaudited)              Shares          Value
------------------------------------------------------------
COMPUTER SERVICES, SOFTWARE & SYSTEMS (Continued)
IONA Technologies PLC, ADR 3          600,000  $   3,179,520
Lawson Software, Inc.                 850,000      4,904,500
Netegrity, Inc.                     1,780,000     10,964,800
Openwave Systems, Inc.                600,000      3,366,000
Sagent Technology, Inc.               827,000        551,609
SupportSoft, Inc.                   4,650,000     12,880,500
Verity, Inc.                          360,000      3,992,400
Viewpoint Corporation               2,299,600     11,084,072
------------------------------------------------------------
                                                  71,580,231
COMPUTER TECHNOLOGY -- 2.4%
Auspex Systems, Inc.                3,268,800        820,469
Intergraph Corporation                535,000      9,330,507
M-Systems Flash Disk Pioneers, Ltd.   650,000      5,396,885
Velocity Express Corporation          190,001        579,503
------------------------------------------------------------
                                                  16,127,364
CONSUMER ELECTRONICS -- 1.0%
Acclaim Entertainment, Inc.           890,000      3,141,700
Activision, Inc.                      130,000      3,777,800
------------------------------------------------------------
                                                   6,919,500
CONSUMER PRODUCTS -- 0.3%
Racing Champions Ertl Corporation     123,000      2,271,810
------------------------------------------------------------
                                                   2,271,810
DIVERSIFIED MATERIALS & PROCESSING -- 0.6%
Olin Corporation 1                    175,000      3,876,250
------------------------------------------------------------
                                                   3,876,250
DRUG & GROCERY STORE CHAINS -- 0.8%
D & K Healthcare Resources, Inc. 1    160,000      5,641,600
------------------------------------------------------------
                                                   5,641,600
DRUGS & PHARMACEUTICALS -- 4.4%
Bentley Pharmaceuticals, Inc.         170,000      1,972,000
Connetics Corporation                 275,000      3,552,725
Endo Pharmaceuticals Holdings, Inc.   558,600      3,910,200
Esperion Therapeutics, Inc.         1,280,000      6,950,400
Indevus Pharmaceuticals, Inc.       1,100,000      1,276,000
NeoPharm, Inc.                        665,000      8,359,050
Novavax, Inc.                         930,000      3,961,800
------------------------------------------------------------
                                                  29,982,175
ELECTRICAL EQUIPMENT & COMPONENTS -- 0.5%
Cable Design Technologies
  Corporation                         100,000      1,025,000
Power-One, Inc.                       400,000      2,488,000
------------------------------------------------------------
                                                   3,513,000
ELECTRONICS -- 1.0%
HEI, Inc.                             893,900      6,883,030
------------------------------------------------------------
                                                   6,883,030
ELECTRONICS -- SEMICONDUCTORS & COMPONENTS -- 1.4%
Conductus, Inc.                     1,900,000      2,280,000
Exar Corporation                      300,000      5,916,000
PLX Technology, Inc.                  325,000      1,381,250
------------------------------------------------------------
                                                   9,577,250

ELECTRONICS -- TECHNOLOGY -- 1.7%
Herley Industries, Inc.               525,000     11,135,250
------------------------------------------------------------
                                                  11,135,250



See notes to Schedule of Investments on page 77.
The accompanying notes are an integral part of these financial statements.


   |
58 |  CALL 1-800-766-FUND
   |

June 30, 2002 (unaudited)              Shares          Value
------------------------------------------------------------
ENERGY -- MISCELLANEOUS -- 1.4%
Boots & Coots International Well
  Control, Inc.                     2,790,098  $     585,921
Calpine Corporation                 1,304,300      9,169,229
------------------------------------------------------------
                                                   9,755,150
ENTERTAINMENT -- 1.2%
Hollywood Entertainment Corporation   300,000      6,204,000
NetFlix.com, Inc.                     150,000      2,098,500
------------------------------------------------------------
                                                   8,302,500
FINANCIAL -- MISCELLANEOUS -- 0.6%
New Century Financial Corporation 1   125,000      4,371,250
------------------------------------------------------------
                                                   4,371,250
FINANCIAL DATA PROCESSING SERVICES -- 0.5%
Billserv, Inc.                      2,786,500      3,483,125
------------------------------------------------------------
                                                   3,483,125
FOREST PRODUCTS -- 0.4%
Louisiana-Pacific Corporation 1       250,000      2,647,500
------------------------------------------------------------
                                                   2,647,500
HEALTH CARE MANAGEMENT SERVICES -- 1.3%
AMERIGROUP Corporation                120,200      3,279,056
AMN Healthcare Services, Inc.         150,000      5,251,500
------------------------------------------------------------
                                                   8,530,556
HEALTH CARE SERVICES -- 1.4%
Omnicare, Inc. 1                      225,000      5,908,500
Province Healthcare Company           150,000      3,354,000
------------------------------------------------------------
                                                   9,262,500
HOMEBUILDING -- 1.1%
Pulte Homes, Inc. 1                   125,000      7,185,000
------------------------------------------------------------
                                                   7,185,000
INSURANCE -- MULTI-LINE -- 0.6%
Hub International Limited 1           270,750      4,082,910
------------------------------------------------------------
                                                   4,082,910
INSURANCE -- PROPERTY & CASUAL -- 0.7%
W.R. Berkley Corporation 1             80,000      4,400,000
------------------------------------------------------------
                                                   4,400,000
MACHINERY-- OIL/WELL EQUIPMENT & SERVICES -- 5.8%
BJ Services Company                   135,000      4,573,800
Global Industries, Ltd.               300,000      2,097,000
Horizon Offshore, Inc.                450,000      3,798,000
Key Energy Services, Inc.             650,000      6,825,000
Newpark Resources, Inc.               575,000      4,226,250
Patterson-UTI Energy, Inc.            250,000      7,057,500
Pride International, Inc.             225,000      3,523,500
Superior Energy Services, Inc.        692,100      7,024,815
------------------------------------------------------------
                                                  39,125,865
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES -- 4.4%
Aradigm Corporation                 1,900,000      8,289,700
BriteSmile, Inc.                    1,580,200      3,745,074
Cepheid, Inc.                         700,000      3,905,300
Conceptus, Inc.                       305,550      5,038,519
Thoratec Corporation                1,000,000      8,990,000
------------------------------------------------------------
                                                  29,968,593



June 30, 2002 (unaudited)              Shares          Value
------------------------------------------------------------
MEDICAL SERVICES -- 2.0%
Centene Corporation                   350,000  $  10,843,000
VCA Antech, Inc.                      170,000      2,645,200
------------------------------------------------------------
                                                  13,488,200
METAL FABRICATING -- 1.4%
Maverick Tube Corporation             285,000      4,275,000
Quanex Corporation 1                  125,000      5,462,500
------------------------------------------------------------
                                                   9,737,500
MISCELLANEOUS -- 0.6%
iShares MSCI Japan Index Fund 1       500,000      4,215,000
------------------------------------------------------------
                                                   4,215,000
OIL -- CRUDE PRODUCERS -- 0.7%
Newfield Exploration Company          125,000      4,646,250
------------------------------------------------------------
                                                   4,646,250
OIL -- INTEGRATED DOMESTIC -- 0.5%
Oil Service HOLDRs Trust 1             60,000      3,698,400
------------------------------------------------------------
                                                   3,698,400
PLASTICS -- 1.4%
Spartech Corporation 1                350,000      9,530,500
------------------------------------------------------------
                                                   9,530,500
PRODUCTION TECHNOLOGY EQUIPMENT -- 3.1%
Electro Scientific Industries, Inc.   175,000      4,252,500
Mykrolis Corporation                  475,000      5,609,750
Photronics, Inc.                      350,000      6,629,000
Therma-Wave, Inc.                     400,000      4,556,000
------------------------------------------------------------
                                                  21,047,250
RADIO & TV BROADCASTERS -- 0.6%
ValueVision International, Inc.,
  Class A                             225,000      4,083,750
------------------------------------------------------------
                                                   4,083,750
REAL ESTATE INVESTMENT TRUSTS -- 1.1%
FBR Asset Investment Corporation 1    225,000      7,503,750
------------------------------------------------------------
                                                   7,503,750
RECREATIONAL VEHICLES & BOATS -- 1.0%
Fleetwood Enterprises, Inc. 1         125,000      1,087,500
Thor Industries, Inc. 1                75,000      5,344,500
------------------------------------------------------------
                                                   6,432,000
RETAIL -- 7.2%
Charming Shoppes, Inc.                425,000      3,672,000
Cost Plus, Inc.                       250,000      7,614,750
dELiA*s Corporation, Class A        1,200,000      6,120,000
Global Imaging Systems, Inc.          345,000      6,551,550
Hot Topic, Inc.                       175,000      4,674,250
J. Jill Group, Inc.                   150,000      5,692,500
PriceSmart, Inc.                      180,100      6,942,855
Sonic Automotive, Inc.                 87,300      2,247,975
Too, Inc.                             162,400      5,001,920
------------------------------------------------------------
                                                  48,517,800
SAVINGS & LOAN -- 1.0%
Net.B@nk, Inc.                        600,000      6,990,000
------------------------------------------------------------
                                                   6,990,000


                                See notes to Schedule of Investments on page 77.
      The accompanying notes are an integral part of these financial statements.


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                                                     WWW.RSINVESTMENTS.COM  | 59
                                                                            |

SCHEDULE OF INVESTMENTS -- DIVERSIFIED GROWTH FUND
                                       (Continued)


June 30, 2002 (unaudited)              Shares          Value
------------------------------------------------------------
SERVICES -- COMMERCIAL -- 5.8%
Coinstar, Inc.                        300,000  $   7,335,000
DiamondCluster International, Inc.,
  Class A                             568,000      3,396,640
Hewitt Associates, Inc., Class A       12,950        301,735
Kroll, Inc.                           447,500      9,388,550
Right Management Consultants, Inc.    150,000      3,944,850
Spherion Corporation                  550,000      6,545,000
TeleTech Holdings, Inc.               875,000      8,347,500
------------------------------------------------------------
                                                  39,259,275
SHIPPING -- 0.4%
Nordic American Tanker
  Shipping, Ltd. 1                    175,000      2,388,750
------------------------------------------------------------
                                                   2,388,750
STEEL -- 1.1%
Oregon Steel Mills, Inc.            1,200,000      7,200,000
------------------------------------------------------------
                                                   7,200,000
TEXTILE -- APPAREL MANUFACTURES -- 0.7%
Quiksilver, Inc.                      200,000      4,960,000
------------------------------------------------------------
                                                   4,960,000
TRUCKERS -- 3.4%
J.B. Hunt Transport Services, Inc.    300,000      8,856,000
Landstar System, Inc.                 135,000     14,424,750
------------------------------------------------------------
                                                  23,280,750
UTILITIES -- TELECOMMUNICATIONS -- 1.8%
Nextel Partners, Inc., Class A      1,100,000      3,311,000
Primus Telecommunications
  Group, Inc.                       4,875,000      3,412,500
RMH Teleservices, Inc.                813,400      5,588,058
Startec Global Communications
  Corporation, Private
  Placement 4,5                       275,000              0
------------------------------------------------------------
                                                  12,311,558
------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $786,068,542)          674,819,846
------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS -- 0.7%
COMPUTER TECHNOLOGY -- 0.2%
Velocity Express Corporation,
  Series D 4                           50,000      1,525,000
------------------------------------------------------------
                                                   1,525,000
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES -- 0.5%
Molecular Diagnostics, Inc. 4,5       730,000      3,175,500
------------------------------------------------------------
                                                   3,175,500
------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (Cost $4,190,000)                                4,700,500
------------------------------------------------------------


                                          Par          Value
------------------------------------------------------------
CORPORATE BONDS -- 0.1%
UTILITIES -- TELECOMMUNICATIONS -- 0.1%
Level 3 Communications, Inc.,
  9.125%, Due 05/01/08 1           $2,500,000        862,500
------------------------------------------------------------
                                                     862,500
------------------------------------------------------------
TOTAL CORPORATE BONDS (Cost $1,113,823)              862,500
------------------------------------------------------------



June 30, 2002 (unaudited)                              Value
------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 16.1%
Short-Term Investments Held as Collateral
  for Loaned Securities 8                      $ 107,374,280
Temporary Investment Cash Fund                       680,460
Temporary Investment Fund                            680,459
------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $108,735,199)                            108,735,199
------------------------------------------------------------
TOTAL INVESTMENTS -- 116.7%
  (Cost $900,107,564)                            789,118,045
------------------------------------------------------------
OPTIONS WRITTEN -- 0.0% (Premiums $179,992)        (114,185)
------------------------------------------------------------
COLLATERAL ON SECURITIES LOANED,
  AT VALUE -- (15.9%)                          (107,374,280)
------------------------------------------------------------
OTHER LIABILITIES, NET -- (0.8)%                 (5,580,034)
------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                     $ 676,049,546
------------------------------------------------------------


OPTIONS WRITTEN

June 30, 2002 (unaudited)           Contracts          Value
------------------------------------------------------------
SHORT CALL OPTIONS -- 0.0%
SERVICES -- COMMERCIAL -- 0.0%
Kroll, Inc., Strike 22.50,
  Expires 07/20/02 6                    1,114        114,185
------------------------------------------------------------
                                                     114,185
------------------------------------------------------------
TOTAL SHORT CALL OPTIONS (Premiums $179,992)   $     114,185
------------------------------------------------------------


See notes to Schedule of Investments on page 77.
The accompanying notes are an integral part of these financial statements.


   |
60 |  CALL 1-800-766-FUND
   |

SCHEDULE OF INVESTMENTS -- EMERGING GROWTH FUND

June 30, 2002 (unaudited)              Shares          Value
------------------------------------------------------------
COMMON STOCKS -- 87.8%
AEROSPACE -- 1.0%
Alliant Techsystems, Inc.             240,500 $   15,343,900
MTC Technologies, Inc.                 30,350        576,650
------------------------------------------------------------
                                                  15,920,550
AIR TRANSPORTATION -- 0.3%
Atlantic Coast Airlines
  Holdings, Inc.                      200,300      4,346,510
------------------------------------------------------------
                                                   4,346,510
BANKS -- 1.2%
Boston Private Financial
  Holdings, Inc. 1                    805,600     19,930,544
------------------------------------------------------------
                                                  19,930,544
BIOTECHNOLOGY RESEARCH & PRODUCTION -- 1.8%
Abgenix, Inc.                       1,210,820     11,866,036
Charles River Laboratories
  International, Inc.                  16,200        567,810
Exact Sciences Corporation            288,700      4,610,539
Integra LifeSciences Holdings         331,500      7,210,125
Martek Biosciences Corporation        152,500      3,190,300
Visible Genetics, Inc.              1,723,828      3,292,511
------------------------------------------------------------
                                                  30,737,321
CASINOS & GAMBLING -- 0.3%
Multimedia Games, Inc.                100,000      2,181,000
Station Casinos, Inc.                 150,000      2,677,500
------------------------------------------------------------
                                                   4,858,500
COMMERCIAL INFORMATION SERVICES -- 0.0%
LookSmart, Ltd.                       350,000        686,000
------------------------------------------------------------
                                                     686,000
COMMUNICATIONS & MEDIA -- 0.1%
Entravision Communications Corporation,
  Class A                             172,700      2,115,575
------------------------------------------------------------
                                                   2,115,575
COMMUNICATIONS TECHNOLOGY -- 1.9%
Alloy, Inc.                           676,100      9,762,884
Ixia                                  629,600      3,664,272
Network Associates, Inc.              700,000     13,489,000
Secure Computing Corporation           97,800        738,390
Sirenza Microdevices, Inc.          1,375,400      2,778,308
WebEx Communications, Inc.             85,000      1,351,500
------------------------------------------------------------
                                                  31,784,354
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 10.5%
Actuate Corporation                   881,500      3,966,750
Agile Software Corporation          1,526,600     11,098,382
Answerthink, Inc.                     368,500      1,396,615
BEA Systems, Inc.                     680,000      6,466,800
Business Objects S.A., ADR 3          490,500     13,783,050
Cognos, Inc.                          863,700     19,165,503
Embarcadero Technologies, Inc.        341,400      2,109,852
HPL Technologies, Inc.                295,800      4,454,748
Informatica Corporation             1,289,400      9,141,846
Internet Security Systems, Inc.       360,400      4,728,448
J.D. Edwards & Company                475,800      5,780,970
Keane, Inc.                           633,000      7,849,200


June 30, 2002 (unaudited)              Shares          Value
------------------------------------------------------------
COMPUTER SERVICES, SOFTWARE & SYSTEMS (Continued)
Lawson Software, Inc.                 200,000 $    1,154,000
MatrixOne, Inc.                       516,300      3,102,963
Netegrity, Inc.                       316,900      1,952,104
NetIQ Corporation                     616,800     13,958,184
Pinnacle Systems, Inc.                400,300      4,398,897
Quest Software, Inc.                  505,300      7,342,009
Retek, Inc.                           966,300     23,481,090
SRA International, Inc., Class A       68,250      1,841,385
webMethods, Inc.                      984,700      9,748,530
Websense, Inc.                        180,000      4,602,600
Zoran Corporation                     634,100     14,527,231
------------------------------------------------------------
                                                 176,051,157
COMPUTER TECHNOLOGY -- 1.3%
Emulex Corporation                    379,400      8,540,294
M-Systems Flash Disk Pioneers,
  Ltd.                              1,478,600     12,276,668
PayPal, Inc.                           62,500      1,262,562
------------------------------------------------------------
                                                  22,079,524
CONSUMER ELECTRONICS -- 0.7%
Activision, Inc.                      100,000      2,906,000
DoubleClick, Inc.                     498,200      3,696,644
THQ, Inc.                             193,100      5,758,242
------------------------------------------------------------
                                                  12,360,886
CONSUMER PRODUCTS -- 0.3%
Oakley, Inc.                          275,000      4,785,000
------------------------------------------------------------
                                                   4,785,000
DRUGS & PHARMACEUTICALS -- 6.1%
Barr Laboratories, Inc.               228,750     14,532,487
First Horizon Pharmaceutical
  Corporation                         200,000      4,138,000
Gilead Sciences, Inc.                 311,600     10,245,408
K-V Pharmaceutical Company,
  Class A                             291,800      7,878,600
Medarex, Inc.                         340,900      2,529,478
Medicis Pharmaceutical Corporation,
  Class A                             545,000     23,304,200
Noven Pharmaceuticals, Inc.           175,000      4,462,500
Priority Healthcare Corporation     1,079,000     25,356,500
SangStat Medical Corporation          340,300      7,820,094
Taro Pharmaceutical Industries,
  Ltd.                                 64,400      1,579,088
------------------------------------------------------------
                                                 101,846,355
EDUCATION SERVICES -- 2.0%
Bright Horizons Family
  Solutions, Inc.                      86,500      2,864,015
Career Education Corporation          400,000     18,000,000
Sylvan Learning Systems, Inc.         520,400     10,376,776
University of Phoenix Online          100,000      2,962,000
------------------------------------------------------------
                                                  34,202,791
ELECTRICAL & ELECTRONICS -- 1.6%
Power Integrations, Inc.            1,479,500     26,481,570
------------------------------------------------------------
                                                  26,481,570
ELECTRICAL EQUIPMENT & COMPONENTS -- 0.1%
Power-One, Inc.                       150,000        933,000
------------------------------------------------------------
                                                     933,000


                                See notes to Schedule of Investments on page 77.
      The accompanying notes are an integral part of these financial statements.



                                                                            |
                                                     WWW.RSINVESTMENTS.COM  | 61
                                                                            |

SCHEDULE OF INVESTMENTS -- EMERGING GROWTH FUND
                                    (Continued)


June 30, 2002 (unaudited)              Shares          Value
------------------------------------------------------------
ELECTRONICS -- 0.9%
AU Optronics Corporation, ADR 3        90,550 $      752,471
Semtech Corporation                   560,000     14,952,000
------------------------------------------------------------
                                                  15,704,471

ELECTRONICS -- MEDICAL SYSTEMS -- 0.8%
Endocare, Inc.                        853,000     11,268,130
eResearch Technology, Inc.            100,000      2,532,000
------------------------------------------------------------
                                                  13,800,130
ELECTRONICS -- SEMICONDUCTORS & COMPONENTS -- 6.9%
ChipPAC, Inc., Class A                301,000      1,860,180
Cree, Inc.                          1,570,000     20,771,100
ESS Technology, Inc.                  100,000      1,754,000
Exar Corporation                      400,000      7,888,000
Intersil Corporation, Class A         352,000      7,525,760
Marvell Technology Group, Ltd.        893,400     17,769,726
O2Micro International, Ltd.         2,112,803     21,867,511
PLX Technology, Inc.                  544,800      2,315,400
Silicon Image, Inc.                   909,800      5,567,976
Silicon Laboratories, Inc.            645,700     17,472,642
SIPEX Corporation                     792,800      3,875,999
Skyworks Solutions, Inc.              140,000        777,000
Virage Logic Corporation              269,900      3,514,098
Xicor, Inc.                           674,200      2,723,768
------------------------------------------------------------
                                                 115,683,160
FINANCIAL -- MISCELLANEOUS -- 2.3%
Financial Federal Corporation         919,300     30,428,830
LendingTree, Inc.                     371,800      4,725,578
Providian Financial Corporation 1     700,000      4,116,000
------------------------------------------------------------
                                                  39,270,408
FINANCIAL DATA PROCESSING SERVICES -- 2.8%
Certegy, Inc.                         557,800     20,699,958
Digital Insight Corporation           462,400      7,606,480
Global Payments Inc. 1                488,200     14,523,950
InterCept Group, Inc.                 158,600      3,286,192
------------------------------------------------------------
                                                  46,116,580
FINANCIAL INFORMATION SERVICES -- 0.2%
Interactive Data Corporation          262,500      3,822,000
------------------------------------------------------------
                                                   3,822,000
GLASS -- 0.2%
Applied Films Corporation             339,400      3,787,704
------------------------------------------------------------
                                                   3,787,704
HEALTH CARE FACILITIES -- 7.0%
LifePoint Hospitals, Inc.             569,700     20,685,807
Pharmaceutical Product Development,
  Inc.                                476,600     12,553,644
Sunrise Assisted Living, Inc.       2,203,400     59,051,120
United Surgical Partners
  International, Inc.                 812,200     25,161,956
------------------------------------------------------------
                                                 117,452,527
HEALTH CARE MANAGEMENT SERVICES -- 2.5%
AMERIGROUP Corporation                140,000      3,819,200
AmeriPath, Inc.                       120,100      2,882,400
AMN Healthcare Services, Inc.         411,400     14,403,114



June 30, 2002 (unaudited)              Shares          Value
------------------------------------------------------------
HEALTH CARE MANAGEMENT SERVICES (Continued)
Caremark Rx, Inc.                     585,500 $    9,660,750
First Health Group Corporation        392,200     10,997,288
WebMD Corporation                      95,000        534,850
------------------------------------------------------------
                                                  42,297,602
HEALTH CARE SERVICES -- 0.5%
Accredo Health, Inc.                  195,000      8,997,300
------------------------------------------------------------
                                                   8,997,300
HOMEBUILDING -- 0.1%
Meritage Corporation                   30,000      1,369,500
------------------------------------------------------------
                                                   1,369,500
HOTEL/MOTEL -- 1.1%
Four Seasons Hotels, Inc. 1           400,000     18,760,000
------------------------------------------------------------
                                                  18,760,000
LEISURE TIME -- 0.3%
Penn National Gaming, Inc.            300,000      5,445,000
------------------------------------------------------------
                                                   5,445,000
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES -- 1.7%
American Medical Systems
  Holdings, Inc.                      100,000      2,006,000
Inveresk Research Group, Inc.          58,350        759,134
Med-Design Corporation                799,200     10,341,648
Orthofix International N.V.           100,000      3,515,000
Therasense, Inc.                      275,000      5,079,250
Thoratec Corporation                  738,000      6,634,620
------------------------------------------------------------
                                                  28,335,652
MEDICAL SERVICES -- 2.7%
Centene Corporation                   100,000      3,098,000
Covance, Inc.                         516,100      9,676,875
DIANON Systems, Inc.                  400,900     21,416,078
U.S. Physical Therapy, Inc.           529,700     10,758,207
------------------------------------------------------------
                                                  44,949,160
MISCELLANEOUS HEALTH CARE -- 0.3%
Cross Country, Inc.                   138,500      5,235,300
------------------------------------------------------------
                                                   5,235,300
PRODUCTION TECHNOLOGY EQUIPMENT -- 2.6%
ATMI, Inc.                                100          2,237
August Technology Corporation          90,300        893,067
Cymer, Inc.                           279,300      9,786,672
Entegris, Inc.                        137,100      2,001,660
Photon Dynamics, Inc.               1,026,500     30,795,000
------------------------------------------------------------
                                                  43,478,636
PUBLISHING -- MISCELLANEOUS -- 0.4%
Information Holdings, Inc.            260,000      6,344,000
------------------------------------------------------------
                                                   6,344,000
RADIO & TV BROADCASTERS -- 3.8%
Cox Radio, Inc., Class A              616,400     14,855,240
Entercom Communications
  Corporation                         244,700     11,231,730
Hispanic Broadcasting Corporation     488,300     12,744,630
Radio One, Inc.                       567,500      8,438,725
Univision Communications, Inc.,
  Class A                             507,800     15,944,920
------------------------------------------------------------
                                                  63,215,245


See notes to Schedule of Investments on page 77.
The accompanying notes are an integral part of these financial statements.


   |
62 |  CALL 1-800-766-FUND
   |

June 30, 2002 (unaudited)              Shares          Value
------------------------------------------------------------
RESTAURANTS -- 1.3%
CKE Restaurants, Inc.                  90,000 $    1,024,200
P.F. Chang's China Bistro, Inc.       411,200     12,919,904
The Cheesecake Factory, Inc.          200,000      7,096,000
------------------------------------------------------------
                                                  21,040,104
RETAIL -- 6.8%
1-800-FLOWERS.COM, Inc., Class A       50,000        558,000
Abercrombie & Fitch Company,
  Class A                             215,800      5,205,096
Bebe Stores, Inc.                     234,000      4,747,860
Chico's FAS, Inc.                     275,000      9,988,000
Christopher & Banks Corporation       165,000      6,979,500
FreeMarkets, Inc.                     601,800      8,503,434
Hot Topic, Inc.                       243,700      6,509,227
Pacific Sunwear of California,
  Inc.                                188,000      4,167,960
School Specialty, Inc.                722,300     19,184,288
Ticketmaster, Class B                 393,800      7,367,998
Too, Inc.                           1,354,100     41,706,280
------------------------------------------------------------
                                                 114,917,643
SAVINGS & LOAN -- 0.2%
Net.B@nk, Inc.                        313,800      3,655,770
------------------------------------------------------------
                                                   3,655,770
SECURITIES BROKERS & SERVICES -- 3.0%
First American Corporation 1           90,000      2,070,000
Franklin Resources, Inc. 1            425,600     18,147,584
Investment Technology Group, Inc.     435,050     14,226,135
Legg Mason, Inc. 1                    312,600     15,423,684
------------------------------------------------------------
                                                  49,867,403
SERVICES -- COMMERCIAL -- 7.7%
ChoicePoint, Inc.                     129,733      5,898,960
Coinstar, Inc.                         50,000      1,222,500
CoStar Group, Inc.                    350,000      7,185,500
Expedia, Inc., Class A                247,200     14,656,488
FTI Consulting, Inc.                  375,300     13,139,253
Hewitt Associates, Inc., Class A       34,300        799,190
Kroll, Inc.                           200,000      4,196,000
Metro One Telecommunications, Inc.    469,300      6,551,428
Overture Services, Inc.             1,599,700     39,960,506
Resources Connection, Inc.            374,900     10,118,551
Right Management Consultants, Inc.    225,000      5,917,275
The Corporate Executive Board
  Company                              50,000      1,712,500
Waste Connections, Inc.               100,000      3,124,000
West Corporation                      628,500     13,864,710
------------------------------------------------------------
                                                 128,346,861
TELECOMMUNICATIONS EQUIPMENT -- 0.1%
SpectraLink Corporation                98,300      1,045,912
------------------------------------------------------------
                                                   1,045,912
TEXTILE -- APPAREL MANUFACTURES -- 1.2%
Coach, Inc.                           379,100     20,812,590
------------------------------------------------------------
                                                  20,812,590
TRUCKERS -- 0.9%
Forward Air Corporation               460,700     15,101,746
------------------------------------------------------------
                                                  15,101,746


June 30, 2002 (unaudited)              Shares          Value
------------------------------------------------------------
UTILITIES -- ELECTRICAL -- 0.2%
Xcel Energy, Inc. 1                   178,200 $    2,988,414
------------------------------------------------------------
                                                   2,988,414
UTILITIES -- TELECOMMUNICATIONS -- 0.1%
Allegiance Telecom, Inc.              757,900      1,386,957
Time Warner Telecom, Inc., Class A    381,300        640,584
------------------------------------------------------------
                                                   2,027,541
------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $1,546,208,205)      1,472,987,996
------------------------------------------------------------


                                     Warrants          Value
------------------------------------------------------------
WARRANTS -- 0.3%
CONSUMER ELECTRONICS -- 0.0%
Acclaim Entertainment, Inc.,
  Strike 3.61, Expire 0.3/16/03 4,6     4,537          4,399
------------------------------------------------------------
                                                       4,399
SERVICES -- COMMERCIAL -- 0.3%
Expedia, Inc., Strike 52.00,
  Expires 02/04/09 6                   174,009     5,046,261
------------------------------------------------------------
                                                   5,046,261
------------------------------------------------------------
TOTAL WARRANTS (Cost $2,105,990)                   5,050,660
------------------------------------------------------------

                                                       Value
------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 19.5%
Short-Term Investments Held as Collateral
  for Loaned Securities 8                        178,768,000
Temporary Investment Cash Fund                    74,756,828
Temporary Investment Fund                         74,756,827
------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $328,281,655)                            328,281,655
------------------------------------------------------------
TOTAL INVESTMENTS -- 107.6%
  (Cost $1,876,595,850)                        1,806,320,311
------------------------------------------------------------
COLLATERAL ON SECURITIES LOANED,
  AT VALUE -- (10.6%)                          (178,768,000)
------------------------------------------------------------
OTHER ASSETS, NET -- 3.0%                         50,536,830
------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                    $1,678,089,141
------------------------------------------------------------



                                See notes to Schedule of Investments on page 77.
      The accompanying notes are an integral part of these financial statements.



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

SCHEDULE OF INVESTMENTS -- THE INFORMATION AGE FUND(R)

June 30, 2002 (unaudited)                 Shares       Value
------------------------------------------------------------
COMMON STOCKS -- 87.2%
COMMUNICATIONS TECHNOLOGY -- 6.2%
Alloy, Inc.                               82,000 $ 1,184,080
Centillium Communications, Inc.           79,600     694,112
Network Associates, Inc.                  47,200     909,544
Novatel Wireless, Inc.                   551,962     182,147
Sirenza Microdevices, Inc.                92,900     187,658
WebEx Communications, Inc.                37,500     596,250
------------------------------------------------------------
                                                   3,753,791
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 37.6%
Actuate Corporation                      136,800     615,600
Agile Software Corporation                45,500     330,785
BEA Systems, Inc.                         62,100     590,571
Business Objects S.A., ADR 3              40,400   1,135,240
Chordiant Software, Inc.                 506,500     987,675
Cognos, Inc.                              27,300     605,787
Documentum, Inc.                          67,700     812,400
HPL Technologies, Inc.                    79,100   1,191,246
iManage, Inc.                             50,000     180,000
Informatica Corporation                  173,100   1,227,279
Internet Security Systems, Inc.           66,900     877,728
Interwoven, Inc.                         400,000   1,220,000
J.D. Edwards & Company                    68,900     837,135
Lawson Software, Inc.                    103,600     597,772
Manhattan Associates, Inc.                18,700     601,392
Mercury Interactive Corporation           51,500   1,182,440
Netegrity, Inc.                          146,500     902,440
NetIQ Corporation                         37,500     848,625
Plumtree Software, Inc.                   15,300      76,194
Precise Software Solutions, Ltd.          50,600     483,230
Quest Software, Inc.                      42,400     616,072
Retek, Inc.                               68,800   1,671,840
SafeNet, Inc.                             43,600     607,784
Siebel Systems, Inc.                      51,200     728,064
SupportSoft, Inc.                        100,000     277,000
TTI Team Telecom International, Ltd.      65,000   1,040,650
VERITAS Software Corporation              36,700     726,293
webMethods, Inc.                          96,600     956,340
Websense, Inc.                             9,700     248,029
Zoran Corporation                         29,800     682,718
------------------------------------------------------------
                                                  22,858,329
COMPUTER TECHNOLOGY -- 1.9%
Lantronix, Inc.                          514,900     437,665
McDATA Corporation, Class A               79,600     701,276
------------------------------------------------------------
                                                   1,138,941
CONSUMER ELECTRONICS -- 7.1%
CNET Networks, Inc.                      159,800     318,002
DoubleClick, Inc.                        102,900     763,518
Electronic Arts, Inc.                     28,200   1,862,610
THQ, Inc.                                 17,400     518,868
Yahoo! Inc.                               58,300     860,508
------------------------------------------------------------
                                                   4,323,506


June 30, 2002 (unaudited)                 Shares       Value
------------------------------------------------------------
ELECTRICAL & ELECTRONICS -- 2.0%
Power Integrations, Inc.                  68,200 $ 1,220,712
------------------------------------------------------------
                                                   1,220,712
ELECTRONICS -- 0.6%
Kopin Corporation                         58,350     385,110
------------------------------------------------------------
                                                     385,110
ELECTRONICS -- SEMICONDUCTORS & COMPONENTS -- 13.0%
Cree, Inc.                                48,000     635,040
Marvell Technology Group, Ltd.           128,000   2,545,920
Multilink Technology Corporation         208,100     104,050
O2Micro International, Ltd.              157,500   1,630,125
OmniVision Technologies, Inc.             30,300     434,805
PLX Technology, Inc.                     115,600     491,300
Silicon Image, Inc.                       36,300     222,156
Silicon Laboratories, Inc.                15,000     405,900
SIPEX Corporation                        142,100     694,727
Xicor, Inc.                              179,500     725,180
------------------------------------------------------------
                                                   7,889,203
FINANCIAL DATA PROCESSING SERVICES -- 1.3%
Digital Insight Corporation               48,100     791,245
------------------------------------------------------------
                                                     791,245
MACHINERY -- SPECIALTY -- 0.7%
Helix Technology Corporation 1            19,350     398,610
------------------------------------------------------------
                                                     398,610
PRODUCTION TECHNOLOGY EQUIPMENT -- 4.0%
Electro Scientific Industries, Inc.       38,600     937,980
KLA-Tencor Corporation                    14,500     637,855
Photon Dynamics, Inc.                     28,800     864,000
------------------------------------------------------------
                                                   2,439,835
RETAIL -- 1.6%
FreeMarkets, Inc.                         42,900     606,177
Priceline.com, Inc.                      141,100     393,669
------------------------------------------------------------
                                                     999,846
SECURITIES BROKERS & SERVICES -- 0.4%
Investment Technology Group, Inc.          7,750     253,425
------------------------------------------------------------
                                                     253,425
SERVICES -- COMMERCIAL -- 9.1%
eBay Inc.                                 25,900   1,595,958
Expedia, Inc., Class A                    15,400     913,066
Hotels.com, Class A                       22,600     954,398
Overture Services, Inc.                   57,100   1,426,358
Pegasus Solutions, Inc.                   35,000     612,500
------------------------------------------------------------
                                                   5,502,280
TRUCKERS -- 1.7%
Landstar System, Inc.                      9,400   1,004,390
------------------------------------------------------------
                                                   1,004,390
------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $67,151,638)            52,959,223
------------------------------------------------------------



See notes to Schedule of Investments on page 77.
The accompanying notes are an integral part of these financial statements.

   |
64 |  CALL 1-800-766-FUND
   |

June 30, 2002 (unaudited)               Warrants       Value
------------------------------------------------------------
WARRANTS -- 0.6%
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 0.1%
Novatel Wireless, Inc., Strike 1.20,
  Expires 12/20/05 4,5,6                 498,701 $    41,140
------------------------------------------------------------
                                                      41,140
SERVICES -- COMMERCIAL -- 0.5%
Expedia, Inc., Strike 52.00,
  Expires 02/04/09 6                      11,232     325,728
------------------------------------------------------------
                                                     325,728
------------------------------------------------------------
TOTAL WARRANTS (Cost $322,507)                       366,868
------------------------------------------------------------


                                                       Value
------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 14.2%
PNC Bank Money Market Account                      2,556,687
Temporary Investment Cash Fund                     3,041,920
Temporary Investment Fund                          3,041,920
------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $8,640,527)     8,640,527
------------------------------------------------------------
TOTAL INVESTMENTS -- 102.0% (Cost $76,114,672)    61,966,618
------------------------------------------------------------
OTHER LIABILITIES, NET -- (2.0)%                 (1,206,029)
------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                       $60,760,589
------------------------------------------------------------



                                See notes to Schedule of Investments on page 77.
      The accompanying notes are an integral part of these financial statements.


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

SCHEDULE OF INVESTMENTS -- RS INTERNET AGE FUND(TM)


June 30, 2002 (unaudited)                Shares        Value
------------------------------------------------------------
COMMON STOCKS -- 96.8%
COMMERCIAL INFORMATION SERVICES -- 2.2%
LookSmart, Ltd.                          442,200 $   866,712
------------------------------------------------------------
                                                     866,712
COMMUNICATIONS TECHNOLOGY -- 6.0%
Alloy, Inc.                               40,000     577,600
Centillium Communications, Inc.           48,200     420,304
Network Associates, Inc.                  30,100     580,027
Novatel Wireless, Inc.                   310,472     102,456
Sirenza Microdevices, Inc.               126,500     255,530
WebEx Communications, Inc.                23,900     380,010
------------------------------------------------------------
                                                   2,315,927
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 34.2%
Actuate Corporation                       81,400     366,300
Agile Software Corporation                26,700     194,109
BEA Systems, Inc.                         39,600     376,596
Business Objects S.A., ADR 3              25,800     724,980
Chordiant Software, Inc.                  42,000      81,900
Cognos, Inc.                              17,400     386,106
Documentum, Inc.                          39,000     468,000
HPL Technologies, Inc.                    45,700     688,242
iManage, Inc.                             50,000     180,000
Informatica Corporation                  110,300     782,027
Internet Security Systems, Inc.           42,300     554,976
Interwoven, Inc.                         174,900     533,445
J.D. Edwards & Company                    41,300     501,795
Lawson Software, Inc.                     66,000     380,820
Manhattan Associates, Inc.                11,900     382,704
Mercury Interactive Corporation           32,800     753,088
Netegrity, Inc.                           71,800     442,288
NetIQ Corporation                         22,300     504,649
Plumtree Software, Inc.                    9,700      48,306
Precise Software Solutions, Ltd.          32,000     305,600
Quest Software, Inc.                      27,000     392,310
RealNetworks, Inc.                        28,800     117,216
Retek, Inc.                               40,700     989,010
SafeNet, Inc.                             27,600     384,744
Siebel Systems, Inc.                      31,200     443,664
SupportSoft, Inc.                         50,000     138,500
TTI Team Telecom International, Ltd.      35,000     560,350
VERITAS Software Corporation              20,800     411,632
webMethods, Inc.                          61,500     608,850
Websense, Inc.                             6,200     158,534
Zoran Corporation                         18,300     419,253
------------------------------------------------------------
                                                  13,279,994
COMPUTER TECHNOLOGY -- 2.8%
Lantronix, Inc.                          282,000     239,700
M-Systems Flash Disk Pioneers, Ltd.       53,200     441,714
McDATA Corporation, Class A               48,100     423,761
------------------------------------------------------------
                                                   1,105,175




June 30, 2002 (unaudited)                Shares        Value
------------------------------------------------------------
CONSUMER ELECTRONICS -- 8.9%
CNET Networks, Inc.                      100,000 $   199,000
DoubleClick, Inc.                         57,700     428,134
Electronic Arts, Inc.                     15,500   1,023,775
THQ, Inc.                                 10,200     304,164
Yahoo! Inc.                              101,800   1,502,568
------------------------------------------------------------
                                                   3,457,641
ELECTRICAL & ELECTRONICS -- 1.5%
Power Integrations, Inc.                  33,600     601,406
------------------------------------------------------------
                                                     601,406
ELECTRONICS -- 0.6%
Kopin Corporation                         32,800     216,480
------------------------------------------------------------
                                                     216,480
ELECTRONICS -- SEMICONDUCTORS & COMPONENTS -- 10.6%
Cree, Inc.                                28,900     382,347
Marvell Technology Group, Ltd.            60,900   1,211,301
Multilink Technology Corporation         105,800      52,900
O2Micro International, Ltd.               91,900     951,165
OmniVision Technologies, Inc.             18,500     265,475
PLX Technology, Inc.                      74,200     315,350
Silicon Image, Inc.                       21,300     130,356
SIPEX Corporation                         73,400     358,853
Xicor, Inc.                              114,300     461,772
------------------------------------------------------------
                                                   4,129,519
FINANCIAL DATA PROCESSING SERVICES -- 1.2%
Digital Insight Corporation               27,800     457,310
------------------------------------------------------------
                                                     457,310
HEALTH CARE MANAGEMENT SERVICES -- 1.1%
WebMD Corporation                         75,000     422,250
------------------------------------------------------------
                                                     422,250
MACHINERY -- SPECIALTY -- 0.6%
Helix Technology Corporation 1            11,600     238,960
------------------------------------------------------------
                                                     238,960
PRODUCTION TECHNOLOGY EQUIPMENT -- 2.9%
Electro Scientific Industries, Inc.       22,500     546,750
Photon Dynamics, Inc.                     20,000     600,000
------------------------------------------------------------
                                                   1,146,750
RADIO & TV BROADCASTERS -- 1.4%
USA Interactive                           23,400     548,730
------------------------------------------------------------
                                                     548,730
RETAIL -- 4.0%
dELiA*s Corporation, Class A              75,700     386,070
FreeMarkets, Inc.                         27,300     385,749
Priceline.com, Inc.                      111,700     311,643
Ticketmaster, Class B                     24,500     458,395
------------------------------------------------------------
                                                   1,541,857
SAVINGS & LOAN -- 0.6%
Net.B@nk, Inc.                            21,100     245,815
------------------------------------------------------------
                                                     245,815


See notes to Schedule of Investments on page 77.
The accompanying notes are an integral part of these financial statements.


   |
66 |  CALL 1-800-766-FUND
   |

June 30, 2002 (unaudited)                Shares        Value
------------------------------------------------------------
SECURITIES BROKERS & SERVICES -- 0.3%
Investment Technology Group, Inc.          3,300 $   107,910
------------------------------------------------------------
                                                     107,910
SERVICES -- COMMERCIAL -- 15.3%
eBay Inc.                                 26,600   1,639,092
Expedia, Inc., Class A                     8,100     480,249
Hotels.com, Class A                       20,000     844,600
Overture Services, Inc.                   54,800   1,368,904
Pegasus Solutions, Inc.                   50,000     875,000
TMP Worldwide, Inc.                       18,400     395,600
West Corporation                          15,600     344,136
------------------------------------------------------------
                                                   5,947,581
TRUCKERS -- 2.6%
Landstar System, Inc.                      9,400   1,004,390
------------------------------------------------------------
                                                   1,004,390
------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $42,817,737)            37,634,407
------------------------------------------------------------


                                        Warrants       Value
------------------------------------------------------------
WARRANTS -- 0.6%
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 0.1%
Novatel Wireless, Inc., Strike 1.20,
  Expires 12/20/05 4,5,6                 280,520      23,141
------------------------------------------------------------
                                                      23,141
SERVICES -- COMMERCIAL -- 0.5%
Expedia, Inc., Strike 52.00,
  Expires 02/04/09 6                       7,430     215,470
------------------------------------------------------------
                                                     215,470
------------------------------------------------------------
TOTAL WARRANTS (Cost $182,230)                       238,611
------------------------------------------------------------


                                                       Value
------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 26.8%
PNC Bank Money Market Account                        704,831
Short-Term Investments Held as Collateral
  for Loaned Securities 8                          5,378,300
Temporary Investment Cash Fund                     2,167,735
Temporary Investment Fund                          2,167,735
------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $10,418,601)   10,418,601
------------------------------------------------------------
TOTAL INVESTMENTS -- 124.2% (Cost $53,418,568)    48,291,619
------------------------------------------------------------
COLLATERAL ON SECURITIES LOANED,
  AT VALUE -- (13.8%)                            (5,378,300)
------------------------------------------------------------
OTHER LIABILITIES, NET -- (10.4)%                (4,041,455)
------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                       $38,871,864
------------------------------------------------------------



                                See notes to Schedule of Investments on page 77.
      The accompanying notes are an integral part of these financial statements.



                                                                            |
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

SCHEDULE OF INVESTMENTS -- MIDCAP OPPORTUNITIES FUND

June 30, 2002 (unaudited)                Shares        Value
------------------------------------------------------------
COMMON STOCKS -- 90.2%
AEROSPACE -- 4.8%
Alliant Techsystems, Inc.                30,000 $  1,914,000
Goodrich Corporation 1                   40,000    1,092,800
Lockheed Martin Corporation 1            33,000    2,293,500
------------------------------------------------------------
                                                   5,300,300
AIR TRANSPORTATION -- 0.8%
Continental Airlines, Inc., Class B      55,000      867,900
------------------------------------------------------------
                                                     867,900
BANKS -- 1.3%
Bank of Hawaii Corporation 1             50,000    1,400,000
------------------------------------------------------------
                                                   1,400,000
BEVERAGE -- BREWER & WINERY -- 0.9%
Constellation Brands, Inc., Class A      30,000      960,000
------------------------------------------------------------
                                                     960,000
BIOTECHNOLOGY RESEARCH & PRODUCTION -- 1.0%
Abgenix, Inc.                            55,000      539,000
Applera Corporation-Celera Genomics
  Group                                  51,000      612,000
------------------------------------------------------------
                                                   1,151,000
CASINOS & GAMBLING -- 1.6%
Mandalay Resort Group                    30,000      827,100
MGM Mirage, Inc.                         28,500      961,875
------------------------------------------------------------
                                                   1,788,975
CHEMICALS -- 1.6%
Lyondell Chemical Company 1             115,500    1,744,050
------------------------------------------------------------
                                                   1,744,050
COMMUNICATIONS TECHNOLOGY -- 1.0%
Secure Computing Corporation            150,000    1,132,500
------------------------------------------------------------
                                                   1,132,500
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 4.8%
BEA Systems, Inc.                       150,000    1,426,500
Cognos, Inc.                             39,000      865,410
iManage, Inc.                            44,500      160,200
Intuit, Inc.                             30,000    1,491,600
Siebel Systems, Inc.                     95,000    1,350,900
------------------------------------------------------------
                                                   5,294,610
COMPUTER TECHNOLOGY -- 2.6%
Auspex Systems, Inc.                    659,200      165,459
Intergraph Corporation                   80,000    1,395,216
Synopsys, Inc.                           25,000    1,370,250
------------------------------------------------------------
                                                   2,930,925
CONSUMER ELECTRONICS -- 1.3%
Electronic Arts, Inc.                    22,500    1,486,125
------------------------------------------------------------
                                                   1,486,125
DRUGS & PHARMACEUTICALS -- 1.2%
AmerisourceBergen Corporation 1          18,000    1,368,000
------------------------------------------------------------
                                                   1,368,000
ELECTRONICS -- MEDICAL SYSTEMS -- 0.9%
Varian Medical Systems, Inc.             25,000    1,013,750
------------------------------------------------------------
                                                   1,013,750


June 30, 2002 (unaudited)                Shares        Value
------------------------------------------------------------
ELECTRONICS -- SEMICONDUCTORS & COMPONENTS -- 1.5%
National Semiconductor Corporation       55,000 $  1,604,350
------------------------------------------------------------
                                                   1,604,350
ELECTRONICS -- TECHNOLOGY -- 1.6%
Raytheon Company 1                       42,500    1,731,875
------------------------------------------------------------
                                                   1,731,875
ENERGY -- MISCELLANEOUS -- 1.7%
Calpine Corporation                     265,200    1,864,356
------------------------------------------------------------
                                                   1,864,356
ENTERTAINMENT-- 1.1%
International Speedway Corporation,
  Class A 1                              30,000    1,203,000
------------------------------------------------------------
                                                   1,203,000
FINANCIAL -- MISCELLANEOUS -- 4.2%
Providian Financial Corporation 1       240,000    1,411,200
Willis Group Holdings Limited           100,000    3,291,000
------------------------------------------------------------
                                                   4,702,200
HEALTH CARE FACILITIES -- 2.5%
Manor Care, Inc.                         72,500    1,667,500
Triad Hospitals, Inc.                    25,000    1,059,500
------------------------------------------------------------
                                                   2,727,000
HEALTH CARE MANAGEMENT SERVICES -- 3.7%
Caremark Rx, Inc.                        75,000    1,237,500
Community Health Care                    40,000    1,072,000
Health Net, Inc.                         65,000    1,740,050
------------------------------------------------------------
                                                   4,049,550
HEALTH CARE SERVICES -- 2.3%
Express Scripts, Inc.                    21,000    1,052,310
Lincare Holdings, Inc.                   45,000    1,453,500
------------------------------------------------------------
                                                   2,505,810
HOMEBUILDING -- 2.9%
KB HOME 1                                31,500    1,622,565
Toll Brothers, Inc.                      55,000    1,611,500
------------------------------------------------------------
                                                   3,234,065
MACHINERY -- OIL/WELL EQUIPMENT & SERVICES -- 4.8%
BJ Services Company                      27,500      931,700
Cooper Cameron Corporation               16,500      798,930
Noble Corporation                        36,000    1,389,600
Smith International, Inc.                14,500      988,755
Weatherford International, Ltd.          28,800    1,244,160
------------------------------------------------------------
                                                   5,353,145
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES -- 2.5%
Biomet, Inc. 1                           55,000    1,491,600
St. Jude Medical, Inc.                   18,000    1,329,300
------------------------------------------------------------
                                                   2,820,900
MEDICAL SERVICES -- 1.3%
Coventry Health Care, Inc.               50,000    1,421,000
------------------------------------------------------------
                                                   1,421,000
METALS & MINERALS -- MISCELLANEOUS -- 1.1%
Inco, Ltd.                               55,000    1,245,200
------------------------------------------------------------
                                                   1,245,200


See notes to Schedule of Investments on page 77.
The accompanying notes are an integral part of these financial statements.


   |
68 |  CALL 1-800-766-FUND
   |

June 30, 2002 (unaudited)                Shares        Value
------------------------------------------------------------
MULTI-SECTOR COMPANIES -- 4.1%
Brunswick Corporation 1                  55,200 $  1,545,600
Honeywell International Inc. 1           35,000    1,233,050
SPX Corporation                          15,000    1,762,500
------------------------------------------------------------
                                                   4,541,150
OFFICE FURNITURE & BUSINESS EQUIPMENT -- 1.2%
Diebold, Inc. 1                          35,000    1,303,400
------------------------------------------------------------
                                                   1,303,400
OFFSHORE DRILLING -- 1.1%
ENSCO International, Inc. 1              45,000    1,226,700
------------------------------------------------------------
                                                   1,226,700
OIL -- CRUDE PRODUCERS -- 2.4%
Devon Energy Corporation 1               22,500    1,108,800
Ocean Energy, Inc. 1                     70,000    1,516,900
------------------------------------------------------------
                                                   2,625,700
PRODUCTION TECHNOLOGY EQUIPMENT -- 2.4%
KLA-Tencor Corporation                   28,500    1,253,715
Novellus Systems, Inc.                   40,000    1,360,000
------------------------------------------------------------
                                                   2,613,715
RADIO & TV BROADCASTERS -- 1.9%
Hispanic Broadcasting Corporation        40,000    1,044,000
USA Interactive                          47,500    1,113,875
------------------------------------------------------------
                                                   2,157,875
REAL ESTATE INVESTMENT TRUSTS -- 0.7%
Duke Realty Corporation 1                28,500      825,075
------------------------------------------------------------
                                                     825,075
RESTAURANTS -- 2.2%
Brinker International, Inc.              35,000    1,111,250
Darden Restaurants, Inc. 1               55,000    1,358,500
------------------------------------------------------------
                                                   2,469,750
RETAIL -- 6.7%
Abercrombie & Fitch Company,
  Class A                                60,000    1,447,200
AutoNation, Inc.                         70,000    1,015,000
Dollar Tree Stores, Inc.                 42,000    1,655,220
Limited Brands, Inc. 1                   80,000    1,704,000
The TJX Companies, Inc. 1                80,000    1,568,800
------------------------------------------------------------
                                                   7,390,220
SAVINGS & LOAN -- 4.0%
Charter One Financial, Inc. 1            43,500    1,495,530
GreenPoint Financial Corporation 1       28,500    1,399,350
Sovereign Bancorp, Inc. 1               100,000    1,495,000
------------------------------------------------------------
                                                   4,389,880
SERVICES -- COMMERCIAL -- 2.9%
eBay Inc.                                26,000    1,602,120
Hewitt Associates, Inc., Class A         13,000      302,900
Manpower, Inc. 1                         35,000    1,286,250
------------------------------------------------------------
                                                   3,191,270
TEXTILE -- APPAREL MANUFACTURES -- 1.0%
Coach, Inc.                              20,000    1,098,000
------------------------------------------------------------
                                                   1,098,000


June 30, 2002 (unaudited)                Shares        Value
------------------------------------------------------------
TOYS -- 1.3%
Mattel, Inc. 1                           70,000 $  1,475,600
------------------------------------------------------------
                                                   1,475,600
TRUCKERS -- 0.9%
Swift Transportation Company, Inc.       45,000    1,048,500
------------------------------------------------------------
                                                   1,048,500
UTILITIES -- ELECTRICAL -- 1.0%
ALLETE, Inc. 1                           40,000    1,084,000
------------------------------------------------------------
                                                   1,084,000
UTILITIES -- TELECOMMUNICATIONS -- 1.4%
Primus Telecommunications Group,
  Inc.                                2,200,000    1,540,000
WorldCom, Inc.- WorldCom Group          675,000       60,750
------------------------------------------------------------
                                                   1,600,750
------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $105,956,325)           99,942,171
------------------------------------------------------------


                                            Par        Value
------------------------------------------------------------
CORPORATE BONDS -- 0.6%
DRUGS & PHARMACEUTICALS -- 0.6%
Sepracor, Inc., 5.00%,
  Due 02/15/07 1                    $ 1,250,000      721,875
------------------------------------------------------------
                                                     721,875
------------------------------------------------------------
TOTAL CORPORATE BONDS (Cost $968,509)                721,875
------------------------------------------------------------


                                                       Value
------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 26.3%
Short-Term Investments Held as Collateral
  for Loaned Securities 8                         18,768,500
Temporary Investment Cash Fund                     5,185,090
Temporary Investment Fund                          5,185,089
------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $29,138,679)   29,138,679
------------------------------------------------------------
TOTAL INVESTMENTS -- 117.1% (Cost $136,063,513)  129,802,725
------------------------------------------------------------
OPTIONS WRITTEN -- 0.0% (Premiums $24,520)          (25,990)
------------------------------------------------------------
COLLATERAL ON SECURITIES LOANED, AT
  VALUE -- (16.9%)                              (18,768,500)
------------------------------------------------------------
OTHER LIABILITIES, NET -- (0.2)%                   (197,388)
------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                      $110,810,847
------------------------------------------------------------


OPTIONS WRITTEN
June 30, 2002 (unaudited)             Contracts        Value
------------------------------------------------------------
SHORT CALL OPTIONS -- 0.0%
CONSUMER ELECTRONICS -- 0.0%
Electronic Arts, Inc., Strike 70.00,
  Expires 08/17/02 6                        113       25,990
------------------------------------------------------------
                                                      25,990
------------------------------------------------------------
TOTAL SHORT CALL OPTIONS (Premiums $24,520)     $     25,990
------------------------------------------------------------



                                See notes to Schedule of Investments on page 77.
      The accompanying notes are an integral part of these financial statements.



                                                                            |
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

SCHEDULE OF INVESTMENTS -- SMALLER COMPANY GROWTH FUND

June 30, 2002 (unaudited)                Shares        Value
------------------------------------------------------------
COMMON STOCKS -- 95.1%
BIOTECHNOLOGY RESEARCH & PRODUCTION -- 5.0%
Embrex, Inc.                             71,300 $  1,491,596
Exact Sciences Corporation               64,200    1,025,274
Interpore International, Inc.            72,400      700,108
Nastech Pharmaceutical Company, Inc.     66,000    1,084,380
Titan Pharmaceuticals, Inc.             160,000      536,000
Versicor Inc.                            64,000      860,800
------------------------------------------------------------
                                                   5,698,158
CHEMICALS -- 2.0%
NuCo2, Inc.                             160,700    2,249,800
------------------------------------------------------------
                                                   2,249,800
COMMUNICATIONS TECHNOLOGY -- 2.9%
Act Teleconferencing Inc.               214,800      622,920
Alloy, Inc.                             100,000    1,444,000
TALX Corporation 1                       66,600    1,262,736
------------------------------------------------------------
                                                   3,329,656
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 10.4%
Computer Programs & Systems, Inc.        56,850    1,223,980
Embarcadero Technologies, Inc.           95,000      587,100
Interwoven, Inc.                        285,000      869,250
IONA Technologies PLC, ADR 3            100,000      529,920
NetScout Systems, Inc.                  193,300    1,318,306
OPNET Technologies, Inc.                160,000    1,433,600
Roxio Inc.                               86,700      624,240
SafeNet, Inc.                            70,000      975,800
SERENA Software, Inc.                    70,000      958,811
Tumbleweed Communications
  Corporation                           643,800    1,191,030
Websense, Inc.                           44,000    1,125,080
Zoran Corporation                        45,200    1,035,532
------------------------------------------------------------
                                                  11,872,649
CONSUMER ELECTRONICS -- 1.1%
Universal Electronics, Inc.              80,200    1,199,792
------------------------------------------------------------
                                                   1,199,792
DIVERSIFIED MATERIALS & PROCESSING -- 1.0%
Armor Holdings, Inc.                     47,000    1,198,500
------------------------------------------------------------
                                                   1,198,500
DRUGS & PHARMACEUTICALS -- 4.5%
AtheroGenics, Inc.                      125,000      896,250
Atrix Laboratories, Inc.                 40,000      890,000
Connetics Corporation                    57,500      742,842
La Jolla Pharmaceutical Company         165,000    1,031,250
POZEN, Inc.                             150,000      777,000
SangStat Medical Corporation             37,500      861,750
------------------------------------------------------------
                                                   5,199,092
EDUCATION SERVICES -- 3.1%
Bright Horizons Family Solutions, Inc.   65,000    2,152,150
Career Education Corporation             31,300    1,408,500
------------------------------------------------------------
                                                   3,560,650
ELECTRICAL & ELECTRONICS -- 0.7%
Power Integrations, Inc.                 46,900      839,463
------------------------------------------------------------
                                                     839,463


June 30, 2002 (unaudited)                Shares        Value
------------------------------------------------------------
ELECTRONICS -- 2.7%
California Micro Devices
  Corporation                           350,000 $  1,778,000
EMS Technologies, Inc.                   63,600    1,315,884
------------------------------------------------------------
                                                   3,093,884
ELECTRONICS -- MEDICAL SYSTEMS -- 0.7%
PracticeWorks, Inc.                      45,300      835,785
------------------------------------------------------------
                                                     835,785
ELECTRONICS -- SEMICONDUCTORS & COMPONENTS -- 6.0%
Artisan Components, Inc.                 78,700      708,300
AXT, Inc.                               119,500      953,610
Conductus, Inc.                         405,900      487,080
DuraSwitch Industries, Inc.             126,800      964,948
Merix Corporation                        64,800      555,984
Monolithic System Technology, Inc.       75,000      834,750
Oak Technology, Inc.                     54,400      246,432
SBS Technologies, Inc.                  103,900    1,272,671
Trikon Technologies, Inc.               100,000      899,000
------------------------------------------------------------
                                                   6,922,775
ELECTRONICS -- TECHNOLOGY -- 1.1%
Herley Industries, Inc.                  59,400    1,259,874
------------------------------------------------------------
                                                   1,259,874
FINANCIAL DATA PROCESSING SERVICES -- 1.7%
Carreker Corporation                    175,800    1,990,056
------------------------------------------------------------
                                                   1,990,056
FINANCIAL INFORMATION SERVICES -- 1.1%
S1 Corporation                          169,500    1,252,605
------------------------------------------------------------
                                                   1,252,605
FOODS -- 1.7%
Monterey Pasta Company                  201,800    1,902,974
------------------------------------------------------------
                                                   1,902,974
FOREST PRODUCTS -- 1.1%
Universal Forest Products, Inc. 1        55,000    1,288,100
------------------------------------------------------------
                                                   1,288,100
GLASS -- 1.1%
Applied Films Corporation               111,300    1,242,108
------------------------------------------------------------
                                                   1,242,108
HEALTH CARE MANAGEMENT SERVICES -- 3.6%
Horizon Health Corporation               52,000    1,024,400
Per-Se Technologies, Inc.               160,000    1,471,840
VitalWorks, Inc.                        200,000    1,640,000
------------------------------------------------------------
                                                   4,136,240
INSURANCE -- LIFE -- 3.2%
American Medical Security
  Group, Inc.                            74,550    1,785,473
Scottish Annuity & Life Holdings,
  Ltd. 1                                 99,500    1,898,460
------------------------------------------------------------
                                                   3,683,933
LEISURE TIME -- 0.6%
SCP Pool Corporation                     25,700      713,432
------------------------------------------------------------
                                                     713,432
MACHINERY -- OIL/WELL EQUIPMENT & SERVICES -- 2.3%
Cal Dive International, Inc.             47,500    1,045,000
Superior Energy Services, Inc.          151,800    1,540,770
------------------------------------------------------------
                                                   2,585,770


See notes to Schedule of Investments on page 77.
The accompanying notes are an integral part of these financial statements.


   |
70 |  CALL 1-800-766-FUND
   |

June 30, 2002 (unaudited)                Shares        Value
------------------------------------------------------------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES -- 6.0%
BriteSmile, Inc.                        164,900 $    390,813
Closure Medical Corporation              55,000      770,000
Conceptus, Inc.                          77,300    1,274,677
MedSource Technologies, Inc.            129,700    1,588,825
Ocular Sciences, Inc.                    31,900      845,350
OraSure Technologies, Inc.              140,000      910,000
Quinton Cardiology Systems, Inc.        125,800    1,139,748
------------------------------------------------------------
                                                   6,919,413
MEDICAL SERVICES -- 2.1%
Centene Corporation                      37,800    1,171,044
DIANON Systems, Inc.                     22,800    1,217,976
------------------------------------------------------------
                                                   2,389,020
METAL FABRICATING -- 0.8%
Maverick Tube Corporation                60,000      900,000
------------------------------------------------------------
                                                     900,000
OFFICE FURNITURE & BUSINESS EQUIPMENT -- 2.5%
Cantel Medical Corp.                    100,000    1,840,000
Insignia Systems, Inc.                  115,500    1,039,500
------------------------------------------------------------
                                                   2,879,500
POLLUTION CONTROL & ENVIRONMENTAL SERVICES -- 0.7%
TRC Companies, Inc.                      38,500      791,175
------------------------------------------------------------
                                                     791,175
PRODUCTION TECHNOLOGY EQUIPMENT -- 4.1%
Genus, Inc.                             246,700      476,131
Mykrolis Corporation                    120,000    1,417,200
Nanometrics, Inc.                        49,000      778,071
Ultratech Stepper, Inc.                  83,000    1,343,770
Zygo Corporation                         80,000      644,000
------------------------------------------------------------
                                                   4,659,172
RADIO & TV BROADCASTERS -- 1.2%
Regent Communications, Inc.             195,000    1,376,505
------------------------------------------------------------
                                                   1,376,505
REAL ESTATE INVESTMENT TRUSTS -- 0.8%
Annaly Mortgage Management, Inc. 1       49,000      950,600
------------------------------------------------------------
                                                     950,600
RENT & LEASING SERVICES -- CONSUMER -- 1.4%
Aaron Rents, Inc. 1                      65,650    1,572,318
------------------------------------------------------------
                                                   1,572,318
RESTAURANTS -- 2.3%
Champps Entertainment, Inc.             100,000    1,221,000
Famous Dave's of America, Inc.          183,300    1,438,905
------------------------------------------------------------
                                                   2,659,905
RETAIL -- 8.3%
dELiA*s Corporation, Class A            236,900    1,208,190
Guitar Center, Inc.                     100,000    1,855,000
Hibbett Sporting Goods, Inc.             50,800    1,290,320
Hot Topic, Inc.                          75,000    2,003,250
School Specialty, Inc.                   70,000    1,859,200
Tandy Brands Accessories, Inc.          110,000    1,281,610
------------------------------------------------------------
                                                   9,497,570


June 30, 2002 (unaudited)                Shares        Value
------------------------------------------------------------
SCIENTIFIC EQUIPMENT & SUPPLIES -- 0.8%
Newport Corporation 1                    60,000 $    939,600
------------------------------------------------------------
                                                     939,600
SERVICES -- COMMERCIAL -- 4.0%
Coinstar, Inc.                           72,000    1,760,400
LogicVision, Inc.                       291,700    1,560,595
Regis Corporation 1                      35,000      945,665
Student Advantage, Inc.               1,379,700      344,925
------------------------------------------------------------
                                                   4,611,585
SHOES -- 0.4%
GSI Commerce, Inc.                       56,100      417,945
------------------------------------------------------------
                                                     417,945
TEXTILE -- APPAREL MANUFACTURES -- 2.0%
Ashworth, Inc.                          162,100    1,460,521
Cherokee, Inc.                           40,000      830,800
------------------------------------------------------------
                                                   2,291,321
TEXTILE PRODUCTS -- 0.1%
Quaker Fabric Corporation                 7,000      108,493
------------------------------------------------------------
                                                     108,493
------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $108,471,608)          109,019,418
------------------------------------------------------------


                                                       Value
------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 21.7%
Short-Term Investments Held as Collateral
  for Loaned Securities 8                         18,197,600
Temporary Investment Cash Fund                     3,356,355
Temporary Investment Fund                          3,356,354
------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $24,910,309)   24,910,309
------------------------------------------------------------
TOTAL INVESTMENTS -- 116.8% (Cost $133,381,917)  133,929,727
------------------------------------------------------------
COLLATERAL ON SECURITIES LOANED, AT
  VALUE -- (15.9%)                              (18,197,600)
------------------------------------------------------------
OTHER LIABILITIES, NET -- (0.9)%                 (1,066,288)
------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                      $114,665,839
------------------------------------------------------------



                                See notes to Schedule of Investments on page 77.
      The accompanying notes are an integral part of these financial statements.



                                                                            |
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                                                                            |

SCHEDULE OF INVESTMENTS -- VALUE + GROWTH FUND

June 30, 2002 (unaudited)                Shares        Value
------------------------------------------------------------
COMMON STOCKS -- 98.7%
AEROSPACE -- 4.4%
Alliant Techsystems, Inc.                67,500 $  4,306,500
Goodrich Corporation 1                   86,500    2,363,180
Lockheed Martin Corporation 1            46,500    3,231,750
------------------------------------------------------------
                                                   9,901,430
AIR TRANSPORTATION -- 0.7%
Continental Airlines, Inc., Class B     105,000    1,656,900
------------------------------------------------------------
                                                   1,656,900
BANKS -- 1.9%
Wachovia Corporation 1                  110,000    4,199,800
------------------------------------------------------------
                                                   4,199,800
BEVERAGE -- BREWER & WINERY -- 0.9%
Constellation Brands, Inc., Class A      65,000    2,080,000
------------------------------------------------------------
                                                   2,080,000
BIOTECHNOLOGY RESEARCH & PRODUCTION -- 1.2%
Abgenix, Inc.                           130,000    1,274,000
Applera Corporation-Celera Genomics
  Group                                 110,000    1,320,000
------------------------------------------------------------
                                                   2,594,000
CASINOS & GAMBLING -- 1.6%
Mandalay Resort Group                    60,000    1,654,200
MGM Mirage, Inc.                         60,000    2,025,000
------------------------------------------------------------
                                                   3,679,200
CHEMICALS -- 2.8%
Lyondell Chemical Company 1             231,650    3,497,915
The Dow Chemical Company 1               80,000    2,750,400
------------------------------------------------------------
                                                   6,248,315
COMMUNICATIONS TECHNOLOGY -- 1.0%
Secure Computing Corporation            300,000    2,265,000
------------------------------------------------------------
                                                   2,265,000
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 4.3%
BEA Systems, Inc.                       260,000    2,472,600
Cognos, Inc.                             80,000    1,775,200
Intuit, Inc.                             60,000    2,983,200
Siebel Systems, Inc.                    170,000    2,417,400
------------------------------------------------------------
                                                   9,648,400
COMPUTER TECHNOLOGY -- 1.2%
Synopsys, Inc.                           50,000    2,740,500
------------------------------------------------------------
                                                   2,740,500
CONSUMER ELECTRONICS -- 1.3%
Electronic Arts, Inc.                    45,000    2,972,250
------------------------------------------------------------
                                                   2,972,250
DIVERSIFIED FINANCIAL SERVICES -- 2.6%
MetLife, Inc. 1                         200,000    5,760,000
------------------------------------------------------------
                                                   5,760,000
DRUG & GROCERY STORE CHAINS -- 1.7%
Walgreen Company 1                      100,000    3,863,000
------------------------------------------------------------
                                                   3,863,000
DRUGS & PHARMACEUTICALS -- 1.2%
AmerisourceBergen Corporation 1          37,000    2,812,000
------------------------------------------------------------
                                                   2,812,000


June 30, 2002 (unaudited)                Shares        Value
------------------------------------------------------------
ELECTRONICS -- MEDICAL SYSTEMS -- 1.0%
Varian Medical Systems, Inc.             55,000 $  2,230,250
------------------------------------------------------------
                                                   2,230,250
ELECTRONICS -- TECHNOLOGY -- 1.6%
Raytheon Company 1                       87,500    3,565,625
------------------------------------------------------------
                                                   3,565,625
ENERGY -- MISCELLANEOUS -- 1.4%
Calpine Corporation                     435,900    3,064,377
------------------------------------------------------------
                                                   3,064,377
ENTERTAINMENT -- 0.8%
The Walt Disney Company 1               100,000    1,890,000
------------------------------------------------------------
                                                   1,890,000
FINANCIAL -- MISCELLANEOUS -- 4.0%
Providian Financial Corporation 1       495,000    2,910,600
Willis Group Holdings Limited           185,000    6,088,350
------------------------------------------------------------
                                                   8,998,950
FOODS -- 1.8%
ConAgra Foods, Inc. 1                   150,000    4,147,500
------------------------------------------------------------
                                                   4,147,500
HEALTH CARE FACILITIES -- 2.5%
Manor Care, Inc.                        150,000    3,450,000
Triad Hospitals, Inc.                    50,000    2,119,000
------------------------------------------------------------
                                                   5,569,000
HEALTH CARE MANAGEMENT SERVICES -- 5.4%
Caremark Rx, Inc.                       150,000    2,475,000
Community Health Care                    82,500    2,211,000
Health Net, Inc.                        125,000    3,346,250
UnitedHealth Group, Inc. 1               45,000    4,119,750
------------------------------------------------------------
                                                  12,152,000
HEALTH CARE SERVICES -- 2.3%
Express Scripts, Inc.                    43,000    2,154,730
Lincare Holdings, Inc.                   95,000    3,068,500
------------------------------------------------------------
                                                   5,223,230
HOMEBUILDING -- 2.9%
KB HOME 1                                63,000    3,245,130
Toll Brothers, Inc.                     110,000    3,223,000
------------------------------------------------------------
                                                   6,468,130
MACHINERY -- OIL/WELL EQUIPMENT & SERVICES -- 5.0%
BJ Services Company                      67,500    2,286,900
Cooper Cameron Corporation               34,500    1,670,490
Noble Corporation                        72,000    2,779,200
Smith International, Inc.                32,000    2,182,080
Weatherford International, Ltd.          53,100    2,293,920
------------------------------------------------------------
                                                  11,212,590
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES -- 2.6%
Biomet, Inc. 1                          120,000    3,254,400
St. Jude Medical, Inc.                   35,000    2,584,750
------------------------------------------------------------
                                                   5,839,150
MEDICAL SERVICES -- 1.2%
Coventry Health Care, Inc.               95,000    2,699,900
------------------------------------------------------------
                                                   2,699,900



See notes to Schedule of Investments on page 77.
The accompanying notes are an integral part of these financial statements.



   |
72 |  CALL 1-800-766-FUND
   |

June 30, 2002 (unaudited)                Shares        Value
------------------------------------------------------------
METALS & MINERALS -- MISCELLANEOUS -- 1.1%
Inco, Ltd.                              112,500 $  2,547,000
------------------------------------------------------------
                                                   2,547,000
MULTI-SECTOR COMPANIES -- 4.1%
Brunswick Corporation 1                 112,800    3,158,400
Honeywell International Inc. 1           70,000    2,466,100
SPX Corporation                          30,000    3,525,000
------------------------------------------------------------
                                                   9,149,500
OFFICE FURNITURE & BUSINESS EQUIPMENT -- 1.7%
Diebold, Inc. 1                         100,000    3,724,000
------------------------------------------------------------
                                                   3,724,000
OFFSHORE DRILLING -- 1.1%
ENSCO International, Inc. 1              87,500    2,385,250
------------------------------------------------------------
                                                   2,385,250
OIL -- CRUDE PRODUCERS -- 2.5%
Devon Energy Corporation 1               47,500    2,340,800
Ocean Energy, Inc. 1                    150,000    3,250,500
------------------------------------------------------------
                                                   5,591,300
OIL -- INTEGRATED DOMESTIC -- 1.4%
Phillips Petroleum Company 1             55,000    3,238,400
------------------------------------------------------------
                                                   3,238,400
PRODUCTION TECHNOLOGY EQUIPMENT -- 2.4%
KLA-Tencor Corporation                   60,000    2,639,400
Novellus Systems, Inc.                   80,000    2,720,000
------------------------------------------------------------
                                                   5,359,400
RADIO & TV BROADCASTERS -- 1.9%
Clear Channel Communications, Inc.       70,000    2,241,400
USA Interactive                          90,000    2,110,500
------------------------------------------------------------
                                                   4,351,900
REAL ESTATE INVESTMENT TRUSTS -- 0.8%
Duke Realty Corporation 1                58,500    1,693,575
------------------------------------------------------------
                                                   1,693,575
RESTAURANTS -- 2.2%
Brinker International, Inc.              71,000    2,254,250
Darden Restaurants, Inc. 1              105,000    2,593,500
------------------------------------------------------------
                                                   4,847,750
RETAIL -- 7.6%
AutoNation, Inc.                        140,000    2,030,000
Costco Wholesale Corporation            135,000    5,213,700
Dollar Tree Stores, Inc.                 85,000    3,349,850
Limited Brands, Inc. 1                  160,000    3,408,000
The TJX Companies, Inc. 1               160,000    3,137,600
------------------------------------------------------------
                                                  17,139,150
SAVINGS & LOAN -- 2.6%
Charter One Financial, Inc. 1            85,000    2,922,300
GreenPoint Financial Corporation 1       60,000    2,946,000
------------------------------------------------------------
                                                   5,868,300
SERVICES -- COMMERCIAL -- 2.6%
eBay Inc.                                52,500    3,235,050
Manpower, Inc. 1                         70,000    2,572,500
------------------------------------------------------------
                                                  5,807,550


June 30, 2002 (unaudited)                Shares        Value
------------------------------------------------------------
SOAPS & HOUSEHOLD CHEMICALS -- 2.0%
The Procter & Gamble Company 1           50,000 $  4,465,000
------------------------------------------------------------
                                                   4,465,000
STEEL -- 1.4%
Nucor Corporation 1                      50,000    3,252,000
------------------------------------------------------------
                                                   3,252,000
TEXTILE -- APPAREL MANUFACTURES -- 1.0%
Coach, Inc.                              40,000    2,196,000
------------------------------------------------------------
                                                   2,196,000
TOYS -- 1.3%
Mattel, Inc. 1                          140,000    2,951,200
------------------------------------------------------------
                                                   2,951,200
TRUCKERS -- 0.9%
Swift Transportation Company, Inc.       85,000    1,980,500
------------------------------------------------------------
                                                   1,980,500
UTILITIES -- TELECOMMUNICATIONS -- 0.8%
AT&T Corporation 1                      175,000    1,872,500
WorldCom, Inc.- WorldCom Group          425,000       38,250
------------------------------------------------------------
                                                   1,910,750
------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $213,330,837)          221,940,022
------------------------------------------------------------


                                                       Value
------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.7%
Temporary Investment Cash Fund                     3,090,751
Temporary Investment Fund                          3,090,752
------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $6,181,503)     6,181,503
------------------------------------------------------------
TOTAL INVESTMENTS -- 101.4% (Cost $219,512,340)  228,121,525
------------------------------------------------------------
OPTIONS WRITTEN -- 0.0% (Premiums $48,424)          (51,750)
------------------------------------------------------------
OTHER LIABILITIES, NET -- (1.4)%                 (3,097,459)
------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                      $224,972,316
------------------------------------------------------------


OPTIONS WRITTEN
June 30, 2002 (unaudited)             Contracts        Value
------------------------------------------------------------
SHORT CALL OPTIONS -- 0.0%
CONSUMER ELECTRONICS -- 0.0%
Electronic Arts, Inc., Strike 70.00,
  Expires 08/17/02 6                        225       51,750
------------------------------------------------------------
TOTAL SHORT CALL OPTIONS (Premiums $48,424)     $     51,750
------------------------------------------------------------



                                See notes to Schedule of Investments on page 77.
      The accompanying notes are an integral part of these financial statements.


                                                                            |
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                                                                            |

SCHEDULE OF INVESTMENTS -- THE CONTRARIAN FUND(TM)

June 30, 2002 (unaudited)    Foreign Currency 2    Shares          Value
------------------------------------------------------------------------
COMMON STOCKS -- 88.7%
AGRICULTURAL PRODUCTS -- 5.2%
Bunge, Ltd. 1                                     169,000   $  3,565,900
------------------------------------------------------------------------
                                                               3,565,900
COAL -- 5.0%
CONSOL Energy, Inc. 1                              60,100      1,277,125
Peabody Energy Corporation 1                       75,000      2,122,500
------------------------------------------------------------------------
                                                               3,399,625
DIAMOND MINING -- 1.0%
Diamond Fields International, Ltd.          CAD 1,209,600        676,025
------------------------------------------------------------------------
                                                                 676,025
DIVERSIFIED OPERATIONS -- 4.6%
Berkshire Hathaway, Inc., Class B                   1,410      3,149,940
------------------------------------------------------------------------
                                                               3,149,940
DRUG & GROCERY STORE CHAINS -- 2.0%
Safeway, Inc.                                      47,000      1,371,930
------------------------------------------------------------------------
                                                               1,371,930
ENERGY -- 3.1%
Abacan Resource Corporation                       505,000            227
Anzoil N.L.                                 AUD 3,577,471         48,199
Ivanhoe Energy, Inc.                            1,643,880      2,071,289
------------------------------------------------------------------------
                                                               2,119,715
FOOD -- 12.2%
Archer-Daniels-Midland Company 1                  145,000      1,854,550
Dole Food Company, Inc. 1                          14,000        403,900
Fresh Del Monte Produce, Inc. 1                   243,700      6,092,500
------------------------------------------------------------------------
                                                               8,350,950
FOOD -- RETAIL/WHOLESALE -- 4.2%
SUPERVALU, Inc. 1                                  61,000      1,496,330
The Kroger Co.                                     69,000      1,373,100
------------------------------------------------------------------------
                                                               2,869,430
GOLD MINING -- 1.9%
Newmont Mining Corporation 1                       49,000      1,290,170
------------------------------------------------------------------------
                                                               1,290,170
HEALTHCARE SERVICES -- 12.6%
HCA, Inc. 1                                        73,500      3,491,250
HEALTHSOUTH Corporation                           212,000      2,711,480
Universal Health Services, Inc., Class B           49,000      2,401,000
------------------------------------------------------------------------
                                                               8,603,730
INSURANCE -- 10.0%
ACE Limited 1                                      47,000      1,485,200
Principal Financial Group, Inc.                   105,000      3,255,000
The Allstate Corporation 1                         56,000      2,070,880
------------------------------------------------------------------------
                                                               6,811,080
MEDIA -- 0.2%
Metromedia International Group, Inc.            1,550,800        108,556
------------------------------------------------------------------------
                                                                 108,556
NICKEL MINING -- 1.1%
Inco, Ltd.                                         32,000        724,480
------------------------------------------------------------------------
                                                                 724,480


June 30, 2002 (unaudited)    Foreign Currency 2    Shares          Value
------------------------------------------------------------------------
PAPER & FOREST PRODUCTS -- 7.2%
Abitibi-Consolidated, Inc. 1                CAD   200,000   $  1,843,657
Canfor Corporation 1                        CAD   240,800      1,765,361
Domtar, Inc. 1                                    112,000      1,319,360
------------------------------------------------------------------------
                                                               4,928,378
PHARMACEUTICALS -- 4.9%
Barr Laboratories, Inc.                            45,000      2,858,850
Biovail Corporation                                16,000        463,360
------------------------------------------------------------------------
                                                               3,322,210
PLATINUM GROUP METALS -- 4.5%
African Minerals, Ltd. 4,5                        698,422      3,073,057
------------------------------------------------------------------------
                                                               3,073,057
RADIO & TV BROADCASTERS -- 2.5%
Liberty Media Corporation, Class A                170,000      1,700,000
------------------------------------------------------------------------
                                                               1,700,000
REAL ESTATE -- 0.0%
Atlantic Gulf Communities Corporation             638,130          3,510
------------------------------------------------------------------------
                                                                   3,510
TRANSPORTATION SERVICES -- 6.5%
China Yuchai International, Ltd. 1              1,430,000      4,475,900
------------------------------------------------------------------------
                                                               4,475,900
------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $74,686,337)                        60,544,586
------------------------------------------------------------------------


                                                   Shares          Value
------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS -- 0.0%
REAL ESTATE -- 0.0%
Atlantic Gulf Communities Corporation,
  Series B 4                                      206,778          2,068
------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (Cost $2,042,967)                                                2,068
------------------------------------------------------------------------


                                                 Warrants          Value
------------------------------------------------------------------------
WARRANTS -- 0.0%
REAL ESTATE -- 0.0%
Atlantic Gulf Communities Corporation,
  Strike 5.75, Expire 06/23/04 4,6                413,556          6,548
------------------------------------------------------------------------
TOTAL WARRANTS (Cost $24,813)                                      6,548
------------------------------------------------------------------------


                                                                   Value
------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 13.4%
PNC Bank Money Market Account                                  2,134,313
Temporary Investment Cash Fund                                 3,510,576
Temporary Investment Fund                                      3,510,576
------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $9,155,465)                 9,155,465
------------------------------------------------------------------------
TOTAL INVESTMENTS -- 102.1% (Cost $85,909,582)                69,708,667
------------------------------------------------------------------------
OTHER LIABILITIES, NET -- (2.1)%                             (1,423,881)
------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                  $ 68,284,786
------------------------------------------------------------------------



See notes to Schedule of Investments on page 77.
The accompanying notes are an integral part of these financial statements.


   |
74 |  CALL 1-800-766-FUND
   |

SCHEDULE OF INVESTMENTS -- GLOBAL NATURAL RESOURCES FUND

June 30, 2002 (unaudited)    Foreign Currency 2    Shares          Value
------------------------------------------------------------------------
COMMON STOCKS -- 86.5%
AGRICULTURAL PRODUCTS -- 7.0%
Bunge, Ltd. 1                                      66,000   $  1,392,600
Cadiz, Inc.                                       112,900        959,537
------------------------------------------------------------------------
                                                               2,352,137
ALUMINUM -- 2.9%
Alcoa, Inc. 1                                      30,000        994,500
------------------------------------------------------------------------
                                                                 994,500
COAL -- 8.8%
CONSOL Energy, Inc. 1                              40,200        854,250
Peabody Energy Corporation 1                       46,000      1,301,800
Westmoreland Coal Company                          64,900        820,985
------------------------------------------------------------------------
                                                               2,977,035
COPPER/GOLD MINING -- 2.6%
TVX Gold, Inc.                              CAD   618,900        874,905
------------------------------------------------------------------------
                                                                 874,905
DIVERSIFIED OPERATIONS -- 4.9%
Dynatec Corporation                         CAD 1,000,000        512,858
Dynatec Corporation, Private
  Placement 4,5                             CAD 1,000,000        410,286
XTO Energy, Inc. 1                                 35,000        721,000
------------------------------------------------------------------------
                                                               1,644,144
ENERGY -- 19.8%
Cequel Energy, Inc.                         CAD   270,000        683,481
EOG Resources, Inc. 1                              18,000        714,600
Noble Energy, Inc. 1                               19,000        684,950
Oiltec Resources, Ltd., 144A 7              CAD 1,730,000      2,161,235
Petro-Canada 1                              CAD    36,000      1,011,907
Spinnaker Exploration Company                      26,000        936,520
Ultra Petroleum Corporation                        64,000        485,760
------------------------------------------------------------------------
                                                               6,678,453
ENERGY SERVICES -- 9.6%
Canadian Natural Resources, Ltd. 1          CAD    35,000      1,185,621
NQL Drilling Tools, Inc., Class A           CAD   105,300        643,893
Progress Energy, Ltd.                       CAD   239,200        825,701
Questar Corporation 1                              23,000        568,100
------------------------------------------------------------------------
                                                               3,223,315
FOOD -- 7.7%
Fresh Del Monte Produce, Inc. 1                   103,600      2,590,000
------------------------------------------------------------------------
                                                               2,590,000
GOLD MINING -- 4.5%
Kinross Gold Corporation                    CAD   204,000        456,049
Newmont Mining Corporation 1                       40,000      1,053,200
------------------------------------------------------------------------
                                                               1,509,249
MANUFACTURING -- 4.5%
NS Group, Inc.                                    160,000      1,528,000
------------------------------------------------------------------------
                                                               1,528,000
METAL FABRICATING -- 0.9%
Maverick Tube Corporation                          21,000        315,000
------------------------------------------------------------------------
                                                                 315,000
NICKEL MINING -- 2.9%
Inco, Ltd.                                         44,000        996,160
------------------------------------------------------------------------
                                                                 996,160



June 30, 2002 (unaudited)    Foreign Currency 2    Shares          Value
------------------------------------------------------------------------
PAPER & FOREST PRODUCTS -- 7.7%
Abitibi-Consolidated, Inc. 1                CAD   110,000   $  1,014,012
Canfor Corporation 1                        CAD   143,700      1,053,498
Domtar, Inc. 1                                     44,900        528,922
------------------------------------------------------------------------
                                                               2,596,432
PLATINUM GROUP METALS -- 2.7%
African Minerals, Ltd. 4,5                        203,624        895,946
------------------------------------------------------------------------
                                                                 895,946
------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $25,547,362)                        29,175,276
------------------------------------------------------------------------


                                                 Warrants          Value
------------------------------------------------------------------------
WARRANTS -- 0.0%
ENERGY -- 0.0%
PYR Energy Corporation, Strike 4.80,
  Expire 07/31/03 4,6                              40,000         10,038
------------------------------------------------------------------------
TOTAL WARRANTS (Cost $79,872)                                     10,038
------------------------------------------------------------------------


                                                                   Value
------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 26.9%
PNC Bank Money Market Account                                  5,699,810
Temporary Investment Cash Fund                                 1,684,369
Temporary Investment Fund                                      1,684,369
------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $9,068,548)                 9,068,548
------------------------------------------------------------------------
TOTAL INVESTMENTS -- 113.4% (Cost $34,695,782)                38,253,862
------------------------------------------------------------------------
OTHER LIABILITIES, NET -- (13.4)%                            (4,511,182)
------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                  $ 33,742,680
------------------------------------------------------------------------




                                See notes to Schedule of Investments on page 77.
      The accompanying notes are an integral part of these financial statements.


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                                                                            |

SCHEDULE OF INVESTMENTS -- PARTNERS FUND

June 30, 2002 (unaudited)    Foreign Currency 2    Shares          Value
------------------------------------------------------------------------
COMMON STOCKS -- 84.3%
AGRICULTURAL PRODUCTS -- 6.3%
Bunge, Ltd. 1                                     214,000   $  4,515,400
Cadiz, Inc.                                       234,700      1,994,715
------------------------------------------------------------------------
                                                               6,510,115
APPAREL -- 2.1%
The Timberland Company, Class A                    60,000      2,149,200
------------------------------------------------------------------------
                                                               2,149,200
CHEMICALS -- 1.9%
Crompton Corporation 1                            150,000      1,912,500
------------------------------------------------------------------------
                                                               1,912,500
CLOSED-END FUNDS -- 0.5%
The Cathay Investment Fund, Ltd. 4          HKD   525,000        470,330
------------------------------------------------------------------------
                                                                 470,330
COAL -- 7.1%
Peabody Energy Corporation 1                      128,300      3,630,890
Westmoreland Coal Company                         297,600      3,764,640
------------------------------------------------------------------------
                                                               7,395,530
CONSUMER & SPECIALTY RETAIL -- 3.5%
Asbury Automotive Group Inc.                      116,000      1,577,600
Gart Sports Company                                73,000      2,079,770
------------------------------------------------------------------------
                                                               3,657,370
COPPER/GOLD MINING -- 1.8%
TVX Gold, Inc.                              CAD 1,338,400      1,892,024
------------------------------------------------------------------------
                                                               1,892,024
DATA PROCESSING SOFTWARE & SERVICES-- 2.3%
eFunds Corporation                                167,000      1,584,663
Fargo Electronics                                 100,000        822,000
------------------------------------------------------------------------
                                                               2,406,663
ENERGY -- 3.0%
Best Pacific Resources, Ltd.                CAD 1,500,000      1,015,853
Oiltec Resources, Ltd., 144A 7              CAD 1,644,000      2,053,797
------------------------------------------------------------------------
                                                               3,069,650
ENERGY SERVICES -- 1.8%
Questar Corporation 1                              74,000      1,827,800
------------------------------------------------------------------------
                                                               1,827,800
ENTERTAINMENT -- 2.4%
Argosy Gaming Company                              87,600      2,487,840
------------------------------------------------------------------------
                                                               2,487,840
FINANCIAL -- MISCELLANEOUS -- 2.0%
Providian Financial Corporation 1                 350,000      2,058,000
------------------------------------------------------------------------
                                                               2,058,000
FOOD -- 14.2%
Dole Food Company, Inc. 1                          36,000      1,038,600
Fresh Del Monte Produce, Inc. 1                   348,600      8,715,000
Fyffes PLC 1                                EUR 3,380,500      4,974,613
------------------------------------------------------------------------
                                                              14,728,213
FOOD -- RETAIL/WHOLESALE -- 3.0%
Fleming Companies, Inc. 1                         170,000      3,085,500
------------------------------------------------------------------------
                                                               3,085,500


June 30, 2002 (unaudited)    Foreign Currency 2    Shares          Value
------------------------------------------------------------------------
GOLD MINING -- 0.9%
Kinross Gold Corporation                    CAD   438,400   $    980,058
------------------------------------------------------------------------
                                                                 980,058
HEALTH CARE MANAGEMENT SERVICES -- 2.4%
AMERIGROUP Corporation                             90,000      2,455,200
------------------------------------------------------------------------
                                                               2,455,200
INSURANCE -- 7.1%
Alleghany Corporation                              11,000      2,101,000
Allmerica Financial Corporation 1                  35,000      1,617,000
Arch Capital Group Ltd.                            81,000      2,280,150
Kingsway Financial Services Inc.            CAD   121,300      1,371,802
------------------------------------------------------------------------
                                                               7,369,952
MANUFACTURING -- 2.0%
Columbia Sportswear Company                        65,000      2,079,935
------------------------------------------------------------------------
                                                               2,079,935
MARKETING -- 2.0%
ValueClick, Inc.                                  651,852      2,112,000
------------------------------------------------------------------------
                                                               2,112,000
MEDICAL PRODUCTS & SERVICES -- 3.9%
Viasys Healthcare, Inc.                           230,000      4,013,500
------------------------------------------------------------------------
                                                               4,013,500
MEDICAL -- BIOMED/GENETICS -- 2.2%
Serologicals Corporation                          125,000      2,286,250
------------------------------------------------------------------------
                                                               2,286,250
PAPER & FOREST PRODUCTS -- 1.6%
Canfor Corporation 1                        CAD   232,400      1,703,779
------------------------------------------------------------------------
                                                               1,703,779
PHARMACEUTICALS -- 2.2%
ProMetic Life Sciences, Inc.                CAD 1,482,000      2,241,188
------------------------------------------------------------------------
                                                               2,241,188
REAL ESTATE INVESTMENT TRUSTS -- 0.3%
Universal Health Realty Income Trust 1             11,500        303,600
------------------------------------------------------------------------
                                                                 303,600
RESEARCH & DEVELOPMENT -- 1.5%
Discovery Partners International                  235,400      1,544,224
------------------------------------------------------------------------
                                                               1,544,224
RESTAURANTS -- 2.3%
Triarc Companies, Inc.                             85,200      2,351,520
------------------------------------------------------------------------
                                                               2,351,520
SHIPPING -- 0.4%
OMI Corporation                                   110,800        454,280
------------------------------------------------------------------------
                                                                 454,280
TELECOMMUNICATIONS SERVICES -- 0.7%
Cablevision Systems New York Group                 80,000        756,800
------------------------------------------------------------------------
                                                                 756,800
TRANSPORTATION SERVICES -- 2.9%
China Yuchai International, Ltd. 1                640,000      2,003,200
Teekay Shipping Corporation 1                      26,800        989,188
------------------------------------------------------------------------
                                                               2,992,388
------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $76,285,081)                        87,295,409
------------------------------------------------------------------------



See notes to Schedule of Investments on page 77.
The accompanying notes are an integral part of these financial statements.


   |
76 |  CALL 1-800-766-FUND
   |

June 30, 2002 (unaudited)                                          Value
------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 32.6%
PNC Bank Money Market Account                               $ 23,263,704
Temporary Investment Cash Fund                                 5,227,657
Temporary Investment Fund                                      5,227,657
------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $33,719,018)               33,719,018
------------------------------------------------------------------------
TOTAL INVESTMENTS -- 116.9% (Cost $110,004,099)              121,014,427
------------------------------------------------------------------------
OTHER LIABILITIES, NET -- (16.9)%                           (17,527,548)
------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                  $103,486,879
------------------------------------------------------------------------


1 Income-producing security.
2 Foreign-denominated security: AUD -- Australian Dollar, CAD -- Canadian
  Dollar, EUR -- Euro Dollar, HKD -- Hong Kong Dollar.
3 ADR -- American Depository Receipt.
4 Fair value security. See 1a in Notes to Financial Statements.
5 Restricted security. See 4e in Notes to Financial Statements.
6 See 4f in Notes to Financial Statements.
7 These securities may be resold in transactions under rule 144A of the
  Securities Act of 1933, normally to qualified institutional buyers.
8 See 5 in Notes to Financial Statements.




      The accompanying notes are an integral part of these financial statements.


                                                                            |
                                                     WWW.RSINVESTMENTS.COM  | 77
                                                                            |

FINANCIAL INFORMATION


STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2002 (unaudited)
All numbers in thousands except for Pricing of Shares section


                                                                                                             THE
                                                        AGGRESSIVE    DIVERSIFIED         EMERGING   INFORMATION   RS INTERNET
                                                            GROWTH         GROWTH           GROWTH   AGE FUND(R)  AGE FUND(TM)
ASSETS
Investments (including securities on loan), at value   $    81,487   $    789,118   $    1,806,320   $    61,967   $    48,292
Receivable for investments sold                              6,320          4,489           72,361         7,393         1,665
Receivable for fund shares subscribed                        1,095          4,944           21,744           518             2
Dividends/interest receivable                                   22            399              241             8             4
Prepaid expenses                                                 3             18               69             3             2
Other receivables                                                7            131              415            --             8
TOTAL ASSETS                                                88,934        799,099        1,901,150        69,889        49,973

-------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Written options                                                 --            114               --            --            --
Collateral on securities loaned, at value                   13,228        107,374          178,768            --         5,378
Payable for investments purchased                            7,966          8,997           26,391         8,806         5,521
Payable for fund shares redeemed                               678          5,106           14,092           132            64
Payable to adviser                                              58            568            1,420            53            42
Payable to distributor                                          15            142              355            13             8
Accrued expenses/other liabilities                             103            748            2,035           124            88
TOTAL LIABILITIES                                           22,048        123,049          223,061         9,128        11,101

-------------------------------------------------------------------------------------------------------------------------------

TOTAL NET ASSETS                                       $    66,886   $    676,050   $    1,678,089   $    60,761   $    38,872

-------------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Paid-in capital                                            182,344      1,053,641        3,535,321       123,356       204,237
Accumulated undistributed net investment income/(loss)       (546)        (4,776)         (13,489)         (733)         (540)
Accumulated net realized gain/(loss) from investments,
  securities sold short, options written and foreign
  currency transactions                                  (110,429)      (261,891)      (1,773,467)      (47,714)     (159,698)
Net unrealized appreciation/(depreciation) on
  investments, options written, and translation of
  assets and liabilities in foreign currencies             (4,483)      (110,924)         (70,276)      (14,148)       (5,127)
TOTAL NET ASSETS                                       $    66,886   $    676,050   $    1,678,089   $    60,761   $    38,872

-------------------------------------------------------------------------------------------------------------------------------

INVESTMENTS, AT COST                                   $    85,970   $    900,108   $    1,876,596   $    76,115   $    53,419

-------------------------------------------------------------------------------------------------------------------------------

PREMIUMS FROM OPTIONS WRITTEN                                   --            180               --            --            --

-------------------------------------------------------------------------------------------------------------------------------

PRICING OF SHARES
Net Asset Value, offering, and redemption price
  per share                                            $      4.76   $      17.17   $        22.87   $      8.44   $      3.62
Net Assets                                             $66,885,530   $676,049,546   $1,678,089,141   $60,760,589   $38,871,864
Shares of beneficial interest outstanding with no
  par value                                             14,040,899     39,372,153       73,376,730     7,195,087    10,751,495



                                                                             SMALLER                          THE        GLOBAL
                                                               MIDCAP        COMPANY        VALUE +    CONTRARIAN       NATURAL
                                                        OPPORTUNITIES         GROWTH         GROWTH      FUND(TM)     RESOURCES
ASSETS
Investments (including securities on loan), at value     $    129,803   $    133,930   $    228,122   $    69,709   $    38,254
Receivable for investments sold                                 2,998          1,284          6,366         1,633           192
Receivable for fund shares subscribed                           1,787            199             40            53           494
Dividends/interest receivable                                      54              9             87            54            16
Prepaid expenses                                                    4              3              9             2             1
Other receivables                                                   9             19             --         1,672            --
TOTAL ASSETS                                                  134,655        135,444        234,624        73,123        38,957

---------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Written options                                                    26             --             52            --            --
Collateral on securities loaned, at value                      18,768         18,198             --            --            --
Payable for investments purchased                               3,506          1,834          7,798         4,616         5,072
Payable for fund shares redeemed                                1,290            496          1,285            63            52
Payable to adviser                                                 96            119            196            57            26
Payable to distributor                                             24             24             49            14             7
Accrued expenses/other liabilities                                134            107            272            88            57
TOTAL LIABILITIES                                              23,844         20,778          9,652         4,838         5,214

---------------------------------------------------------------------------------------------------------------------------------

TOTAL NET ASSETS                                         $    110,811   $    114,666   $    224,972   $    68,285   $    33,743

---------------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Paid-in capital                                               167,656        112,922        209,332       212,365        45,594
Accumulated undistributed net investment income/(loss)          (434)          (936)        (1,372)         (209)          (94)
Accumulated net realized gain/(loss) from investments,
  securities sold short, options written and foreign
  currency transactions                                      (50,149)          2,132          8,406     (127,670)      (15,315)
Net unrealized appreciation/(depreciation) on
  investments, options written, and translation of
  assets and liabilities in foreign currencies                (6,262)            548          8,606      (16,201)         3,558
TOTAL NET ASSETS                                         $    110,811   $    114,666   $    224,972   $    68,285   $    33,743

---------------------------------------------------------------------------------------------------------------------------------

INVESTMENTS, AT COST                                     $    136,064   $    133,382   $    219,512   $    85,910   $    34,696

---------------------------------------------------------------------------------------------------------------------------------

PREMIUMS FROM OPTIONS WRITTEN                                      25             --             48            --            --

---------------------------------------------------------------------------------------------------------------------------------

PRICING OF SHARES
Net Asset Value, offering, and redemption price
  per share                                              $       8.11   $      17.11   $      14.24   $     10.92   $     13.91
Net Assets                                               $110,810,847   $114,665,839   $224,972,316   $68,284,786   $33,742,680
Shares of beneficial interest outstanding with no
  par value                                                13,663,976      6,700,852     15,794,056     6,251,787     2,425,188






                                                            PARTNERS
ASSETS
Investments (including securities on loan), at value    $    121,014
Receivable for investments sold                                1,446
Receivable for fund shares subscribed                            642
Dividends/interest receivable                                     36
Prepaid expenses                                                   2
Other receivables                                                 --
TOTAL ASSETS                                                 123,140

--------------------------------------------------------------------

LIABILITIES
Written options                                                   --
Collateral on securities loaned, at value                         --
Payable for investments purchased                             18,984
Payable for fund shares redeemed                                 439
Payable to adviser                                               108
Payable to distributor                                            21
Accrued expenses/other liabilities                               101
TOTAL LIABILITIES                                             19,653

--------------------------------------------------------------------

TOTAL NET ASSETS                                        $    103,487

--------------------------------------------------------------------

NET ASSETS CONSIST OF:
Paid-in capital                                               93,474
Accumulated undistributed net investment income/(loss)         (499)
Accumulated net realized gain/(loss) from investments,
  securities sold short, options written and foreign
  currency transactions                                        (498)
Net unrealized appreciation/(depreciation) on
  investments, options written, and translation of
  assets and liabilities in foreign currencies                11,010
TOTAL NET ASSETS                                        $    103,487

--------------------------------------------------------------------

INVESTMENTS, AT COST                                    $    110,004

--------------------------------------------------------------------

PREMIUMS FROM OPTIONS WRITTEN                                     --

--------------------------------------------------------------------

PRICING OF SHARES
Net Asset Value, offering, and redemption price
  per share                                             $      18.93
Net Assets                                              $103,486,879
Shares of beneficial interest outstanding with no
  par value                                                5,466,294


The accompanying notes are an integral part of these financial statements.


   |
78 |  CALL 1-800-766-FUND
   |


      The accompanying notes are an integral part of these financial statements.


                                                                            |
                                                     WWW.RSINVESTMENTS.COM  | 79
                                                                            |

FINANCIAL INFORMATION

STATEMENT OF OPERATIONS
For the six months ended June 30, 2002 (unaudited)
All numbers in thousands


                                                                                                             THE
                                                        AGGRESSIVE    DIVERSIFIED         EMERGING   INFORMATION   RS INTERNET
                                                            GROWTH         GROWTH           GROWTH   AGE FUND(R)  AGE FUND(TM)

INVESTMENT INCOME
Interest                                                  $    107      $     234        $   1,328      $     50      $     25
Dividends                                                       34            907              510             4             1
Other income                                                    --             75               --            28            16
Withholding taxes on foreign dividends                          --             --              (6)            --            --
TOTAL INVESTMENT INCOME                                        141          1,216            1,832            82            42

-------------------------------------------------------------------------------------------------------------------------------

EXPENSES
Investment advisory fees                                       430          3,995           10,607           472           345
Distribution fees                                              107            999            2,651           118            69
Transfer agent fees                                             82            758            2,129           100           110
Custodian fees                                                  12             65              103            11            11
Accounting/administrative service fees                          51            387              648            56            34
Shareholder reports                                             32            276              781            38            24
Professional fees                                               11             82              225            14             9
Registration fees                                               30             57               36            23            17
Interest expense                                                --             20                7            --            --
Trustees' fees and expenses                                      2             20               58             3             1
Other expense                                                    3             15               80             3             2
TOTAL EXPENSES                                                 760          6,674           17,325           838           622
Less: Expense waiver by adviser                                 --             --               --            --            --
Expense offsets and other waivers                             (73)          (682)          (2,004)          (23)          (51)

-------------------------------------------------------------------------------------------------------------------------------

TOTAL EXPENSES, NET                                            687          5,992           15,321           815           571

-------------------------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME/(LOSS)                                 (546)        (4,776)         (13,489)         (733)         (529)

-------------------------------------------------------------------------------------------------------------------------------

REALIZED GAIN/(LOSS) AND CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
  ON INVESTMENTS, SECURITIES SOLD SHORT, AND OPTIONS WRITTEN
Net realized gain/(loss) from investments and foreign
  currency transactions                                    (6,566)       (72,196)        (234,743)      (11,871)       (3,336)
Net realized gain/(loss) from securities sold short and
  options written                                               --            474               --            --         (384)
Net change in unrealized appreciation/depreciation on
  investments and on translation of assets and
  liabilities in foreign currency                         (13,982)      (164,933)        (435,403)      (35,710)      (20,346)
Net change in unrealized appreciation/depreciation on
  securities sold short and options written                     --             65               --            --            60
NET GAIN/(LOSS) ON INVESTMENTS AND SECURITIES SOLD
  SHORT AND OPTIONS WRITTEN                               (20,548)      (236,590)        (670,146)      (47,581)      (24,006)

-------------------------------------------------------------------------------------------------------------------------------

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                        $(21,094)     $(241,366)       $(683,635)     $(48,314)     $(24,535)



                                                                             SMALLER                          THE        GLOBAL
                                                               MIDCAP        COMPANY        VALUE +    CONTRARIAN       NATURAL
                                                        OPPORTUNITIES         GROWTH         GROWTH      FUND(TM)     RESOURCES

INVESTMENT INCOME
Interest                                                     $    324       $     91       $    134        $   55        $   35
Dividends                                                         263             55            669           521           121
Other income                                                       --             --             --            --            --
Withholding taxes on foreign dividends                            (1)             --             --          (10)           (4)
TOTAL INVESTMENT INCOME                                           586            146            803           566           152

---------------------------------------------------------------------------------------------------------------------------------

EXPENSES
Investment advisory fees                                          671            796          1,342           330           137
Distribution fees                                                 168            153            336            83            34
Transfer agent fees                                                85             71            217            66            35
Custodian fees                                                     18             17             20            11             7
Accounting/administrative service fees                             79             72            156            39            17
Shareholder reports                                                47             39             95            23             7
Professional fees                                                  18             15             30             9             6
Registration fees                                                  16             18             18            11            15
Interest expense                                                   --             --              6            --            --
Trustees' fees and expenses                                         4              3              7             2            --
Other expense                                                       4              2              8             2             1
TOTAL EXPENSES                                                  1,110          1,186          2,235           576           259
Less: Expense waiver by adviser                                    --             --             --            --            --
Expense offsets and other waivers                                (81)          (104)           (60)          (23)          (13)

---------------------------------------------------------------------------------------------------------------------------------

TOTAL EXPENSES, NET                                             1,029          1,082          2,175           553           246

---------------------------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME/(LOSS)                                    (443)          (936)        (1,372)            13          (94)

---------------------------------------------------------------------------------------------------------------------------------

REALIZED GAIN/(LOSS) AND CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
  ON INVESTMENTS, SECURITIES SOLD SHORT, AND OPTIONS WRITTEN
Net realized gain/(loss) from investments and foreign
  currency transactions                                      (13,664)        (1,179)         13,207         5,430         1,285
Net realized gain/(loss) from securities sold short and
  options written                                                 148             --            387            --            --
Net change in unrealized appreciation/depreciation on
  investments and on translation of assets and
  liabilities in foreign currency                            (12,556)       (27,254)       (59,831)         (448)         3,634
Net change in unrealized appreciation/depreciation on
  securities sold short and options written                      (15)             --            (3)            --            --
NET GAIN/(LOSS) ON INVESTMENTS AND SECURITIES SOLD
  SHORT AND OPTIONS WRITTEN                                  (26,087)       (28,433)       (46,240)         4,982         4,919

---------------------------------------------------------------------------------------------------------------------------------

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                           $(26,530)      $(29,369)      $(47,612)        $4,995        $4,825






                                                          PARTNERS

INVESTMENT INCOME
Interest                                                    $  101
Dividends                                                      389
Other income                                                    --
Withholding taxes on foreign dividends                        (10)
TOTAL INVESTMENT INCOME                                        480

---------------------------------------------------------------------

EXPENSES
Investment advisory fees                                       556
Distribution fees                                              109
Transfer agent fees                                             67
Custodian fees                                                  13
Accounting/administrative service fees                          52
Shareholder reports                                             25
Professional fees                                               12
Registration fees                                               22
Interest expense                                                --
Trustees' fees and expenses                                      2
Other expense                                                    2
TOTAL EXPENSES                                                 860
Less: Expense waiver by adviser                               (15)
Expense offsets and other waivers                             (21)

---------------------------------------------------------------------

TOTAL EXPENSES, NET                                            824

---------------------------------------------------------------------

NET INVESTMENT INCOME/(LOSS)                                 (344)

---------------------------------------------------------------------

REALIZED GAIN/(LOSS) AND CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
  ON INVESTMENTS, SECURITIES SOLD SHORT, AND OPTIONS WRITTEN
Net realized gain/(loss) from investments and foreign
  currency transactions                                        242
Net realized gain/(loss) from securities sold short and
  options written                                               --
Net change in unrealized appreciation/depreciation on
  investments and on translation of assets and
  liabilities in foreign currency                            4,820
Net change in unrealized appreciation/depreciation on
  securities sold short and options written                     --
NET GAIN/(LOSS) ON INVESTMENTS AND SECURITIES SOLD
  SHORT AND OPTIONS WRITTEN                                  5,062

---------------------------------------------------------------------

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                           $4,718



The accompanying notes are an integral part of these financial statements.


   |
80 |  CALL 1-800-766-FUND
   |



      The accompanying notes are an integral part of these financial statements.


                                                                            |
                                                      WWW.RSINVESTMENTS.COM | 81
                                                                            |

FINANCIAL INFORMATION


STATEMENT OF CHANGES IN NET ASSETS
All numbers in thousands, six-month-ended numbers are unaudited


                                                                     AGGRESSIVE GROWTH                DIVERSIFIED GROWTH
                                                             -----------------------------    ------------------------------
                                                               For the Six         For the      For the Six          For the
                                                              Months Ended      Year Ended     Months Ended       Year Ended
                                                             June 30, 2002   Dec. 31, 2001    June 30, 2002    Dec. 31, 2001


OPERATIONS
Net investment income/(loss)                                     $   (546)      $  (1,193)       $  (4,776)       $  (6,470)
Net realized gain/(loss) from investments and
  foreign currency transactions                                    (6,566)        (84,241)         (72,196)        (111,065)
Net realized gain/(loss) from securities sold
  short and options written                                             --              --              474               31
Net change in unrealized appreciation/depreciation
  on investments and on translation of assets and
  liabilities in foreign currency                                 (13,982)          34,194        (164,933)          152,056
Net change in unrealized appreciation/depreciation
  on securities sold short and options written                          --              --               65               --
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                       (21,094)        (51,240)        (241,366)           34,552

-----------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                                   --              --               --               --
Realized gain on investments and securities sold short                  --              --               --               --
TOTAL DISTRIBUTIONS                                                     --              --               --               --

-----------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Net proceeds from sales of shares                                   17,994         113,387          428,299          673,839
Reinvestment of distributions                                           --              --               --               --
Cost of shares redeemed                                           (28,365)       (144,947)        (364,192)        (422,970)
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE TRANSACTIONS                       (10,371)        (31,560)           64,107          250,869

-----------------------------------------------------------------------------------------------------------------------------

NET INCREASE/(DECREASE) IN NET ASSETS                             (31,465)        (82,800)        (177,259)          285,421

-----------------------------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of Period                                                 98,351         181,151          853,309          567,888
End of Period                                                     $ 66,886       $  98,351        $ 676,050        $ 853,309

-----------------------------------------------------------------------------------------------------------------------------

UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)
  INCLUDED IN NET ASSETS                                             (546)         (1,193)          (4,776)          (6,499)

OTHER INFORMATION:
SHARES
Sold                                                                 3,289          15,996           20,742           31,633
Reinvested                                                              --              --               --               --
Redeemed                                                           (5,155)        (22,118)         (18,057)         (19,823)
NET INCREASE/(DECREASE)                                            (1,866)         (6,122)            2,685           11,810


                                                                      EMERGING GROWTH         THE INFORMATION AGE FUND(R)
                                                             -----------------------------   -----------------------------
                                                               For the Six         For the     For the Six         For the
                                                              Months Ended      Year Ended    Months Ended      Year Ended
                                                             June 30, 2002   Dec. 31, 2001   June 30, 2002   Dec. 31, 2001


OPERATIONS
Net investment income/(loss)                                  $   (13,489)    $   (22,294)       $   (733)      $  (1,261)
Net realized gain/(loss) from investments and
  foreign currency transactions                                  (234,743)     (1,235,159)        (11,871)        (34,949)
Net realized gain/(loss) from securities sold
  short and options written                                             --              --              --              --
Net change in unrealized appreciation/depreciation
  on investments and on translation of assets and
  liabilities in foreign currency                                (435,403)         204,945        (35,710)         (8,866)
Net change in unrealized appreciation/depreciation
  on securities sold short and options written                          --              --              --              --
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                      (683,635)     (1,052,508)        (48,314)        (45,076)

-----------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                                   --              --              --              --
Realized gain on investments and securities sold short                  --              --              --         (2,588)
TOTAL DISTRIBUTIONS                                                     --              --              --         (2,588)

-----------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Net proceeds from sales of shares                                2,803,699       6,765,128          64,808         141,705
Reinvestment of distributions                                           --              --              --           2,548
Cost of shares redeemed                                        (2,915,758)     (7,105,865)        (80,832)       (173,310)
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE TRANSACTIONS                      (112,059)       (340,737)        (16,024)        (29,057)

-----------------------------------------------------------------------------------------------------------------------------

NET INCREASE/(DECREASE) IN NET ASSETS                            (795,694)     (1,393,245)        (64,338)        (76,721)

-----------------------------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of Period                                              2,473,783       3,867,028         125,099         201,820
End of Period                                                  $ 1,678,089     $ 2,473,783        $ 60,761       $ 125,099

-----------------------------------------------------------------------------------------------------------------------------

UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)
  INCLUDED IN NET ASSETS                                          (13,489)        (22,294)           (733)         (1,261)

OTHER INFORMATION:
SHARES
Sold                                                               100,805         210,402           5,132           9,197
Reinvested                                                              --              --              --             169
Redeemed                                                         (104,745)       (220,937)         (6,546)        (11,374)
NET INCREASE/(DECREASE)                                            (3,940)        (10,535)         (1,414)         (2,008)


                                                               RS INTERNET AGE FUND(TM)           MIDCAP OPPORTUNITIES
                                                             -----------------------------   ----------------------------
                                                               For the Six         For the     For the Six        For the
                                                              Months Ended      Year Ended    Months Ended     Year Ended
                                                             June 30, 2002   Dec. 31, 2001   June 30, 2002  Dec. 31, 2001


OPERATIONS
Net investment income/(loss)                                     $   (529)       $   (579)       $   (443)       $  1,506
Net realized gain/(loss) from investments and
  foreign currency transactions                                    (3,336)        (74,117)        (13,664)       (24,589)
Net realized gain/(loss) from securities sold
  short and options written                                          (384)           2,516             148          1,163
Net change in unrealized appreciation/depreciation
  on investments and on translation of assets and
  liabilities in foreign currency                                 (20,346)          58,774        (12,556)        (5,914)
Net change in unrealized appreciation/depreciation
  on securities sold short and options written                          60            (60)            (15)              5
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                       (24,535)        (13,466)        (26,530)       (27,829)

-------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                                   --              --              --        (1,497)
Realized gain on investments and securities sold short                  --              --              --             --
TOTAL DISTRIBUTIONS                                                     --              --              --        (1,497)

-------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Net proceeds from sales of shares                                   19,163          46,657          45,358         77,534
Reinvestment of distributions                                           --              --              --          1,452
Cost of shares redeemed                                           (24,825)        (64,403)        (64,343)       (91,249)
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE TRANSACTIONS                        (5,662)        (17,746)        (18,985)       (12,263)

-------------------------------------------------------------------------------------------------------------------------

NET INCREASE/(DECREASE) IN NET ASSETS                             (30,197)        (31,212)        (45,515)       (41,589)

-------------------------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of Period                                                 69,069         100,281         156,326        197,915
End of Period                                                     $ 38,872        $ 69,069        $110,811       $156,326

-------------------------------------------------------------------------------------------------------------------------

UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)
  INCLUDED IN NET ASSETS                                             (529)           (594)           (443)              9

OTHER INFORMATION:
SHARES
Sold                                                                 3,780           8,279           4,945          7,334
Reinvested                                                              --              --              --            145
Redeemed                                                           (5,010)        (11,655)         (7,033)        (8,710)
NET INCREASE/(DECREASE)                                            (1,230)         (3,376)         (2,088)        (1,231)


The accompanying notes are an integral part of these financial statements.


   |
82 |  CALL 1-800-766-FUND
   |


      The accompanying notes are an integral part of these financial statements.


                                                                            |
                                                     WWW.RSINVESTMENTS.COM  | 83
                                                                            |

FINANCIAL INFORMATION




STATEMENT OF CHANGES IN NET ASSETS (Continued)
All numbers in thousands, six-month-ended numbers are unaudited


                                                                                     SMALLER COMPANY GROWTH
                                                                                ------------------------------
                                                                                  For the Six          For the
                                                                                 Months Ended       Year Ended
                                                                                June 30, 2002    Dec. 31, 2001


OPERATIONS
Net investment income/(loss)                                                        $   (936)       $  (1,100)
Net realized gain/(loss) from investments and
  foreign currency transactions                                                       (1,179)            8,717
Net realized gain/(loss) from securities sold
  short and options written                                                                --               --
Net change in unrealized appreciation/depreciation
  on investments and on translation of assets and
  liabilities in foreign currency                                                    (27,254)            (890)
Net change in unrealized appreciation/depreciation
  on securities sold short and options written                                             --               --
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                                          (29,369)            6,727

--------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                                                      --               --
Realized gain on investments and securities sold short                                     --          (2,813)
TOTAL DISTRIBUTIONS                                                                        --          (2,813)

--------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Net proceeds from sales of shares                                                      66,708          110,176
Reinvestment of distributions                                                              --            2,746
Cost of shares redeemed                                                              (39,163)        (106,695)
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE TRANSACTIONS                                            27,545            6,227

--------------------------------------------------------------------------------------------------------------------

NET INCREASE/(DECREASE) IN NET ASSETS                                                 (1,824)           10,141

--------------------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of Period                                                                   116,490          106,349
End of Period                                                                        $114,666        $ 116,490

--------------------------------------------------------------------------------------------------------------------

UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)
  INCLUDED IN NET ASSETS                                                                (936)          (1,124)

OTHER INFORMATION:
SHARES
Sold                                                                                    3,383            5,521
Reinvested                                                                                 --              132
Redeemed                                                                              (2,030)          (5,445)
NET INCREASE/(DECREASE)                                                                 1,353            (208)


                                                                 VALUE + GROWTH              THE CONTRARIAN FUND(TM)
                                                         -----------------------------   -----------------------------
                                                           For the Six         For the     For the Six         For the
                                                          Months Ended      Year Ended    Months Ended      Year Ended
                                                         June 30, 2002   Dec. 31, 2001   June 30, 2002   Dec. 31, 2001


OPERATIONS
Net investment income/(loss)                                $  (1,372)      $  (3,630)       $      13       $   (468)
Net realized gain/(loss) from investments and
  foreign currency transactions                                 13,207          61,996           5,430            (48)
Net realized gain/(loss) from securities sold
  short and options written                                        387            (36)              --          11,660
Net change in unrealized appreciation/depreciation
  on investments and on translation of assets and
  liabilities in foreign currency                             (59,831)       (152,052)           (448)         (5,610)
Net change in unrealized appreciation/depreciation
  on securities sold short and options written                     (3)              --              --        (12,234)
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                   (47,612)        (93,722)           4,995         (6,700)

-------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                               --              --              --              --
Realized gain on investments and securities sold short              --        (41,009)              --              --
TOTAL DISTRIBUTIONS                                                 --        (41,009)              --              --

-------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Net proceeds from sales of shares                              182,221         445,486          18,739          31,869
Reinvestment of distributions                                       --          39,704              --              --
Cost of shares redeemed                                      (207,250)       (535,040)        (22,383)        (50,154)
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE TRANSACTIONS                   (25,029)        (49,850)         (3,644)        (18,285)

-------------------------------------------------------------------------------------------------------------------------

NET INCREASE/(DECREASE) IN NET ASSETS                         (72,641)       (184,581)           1,351        (24,985)

-------------------------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of Period                                            297,613         482,194          66,934          91,919
End of Period                                               $  224,972      $  297,613       $  68,285       $  66,934

-------------------------------------------------------------------------------------------------------------------------

UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)
  INCLUDED IN NET ASSETS                                       (1,372)         (3,630)              13           (468)

OTHER INFORMATION:
SHARES
Sold                                                            11,255          21,116           1,813           3,055
Reinvested                                                          --           2,306              --              --
Redeemed                                                      (12,898)        (25,573)         (2,176)         (4,774)
NET INCREASE/(DECREASE)                                        (1,643)         (2,151)           (363)         (1,719)


                                                            GLOBAL NATURAL RESOURCES               PARTNERS
                                                         -----------------------------   -----------------------------
                                                           For the Six         For the     For the Six         For the
                                                          Months Ended      Year Ended    Months Ended      Year Ended
                                                         June 30, 2002   Dec. 31, 2001   June 30, 2002   Dec. 31, 2001


OPERATIONS
Net investment income/(loss)                                 $    (94)       $   (178)       $   (344)      $     (52)
Net realized gain/(loss) from investments and
  foreign currency transactions                                  1,285           1,074             242             363
Net realized gain/(loss) from securities sold
  short and options written                                         --              --              --              --
Net change in unrealized appreciation/depreciation
  on investments and on translation of assets and
  liabilities in foreign currency                                3,634         (1,486)           4,820           3,580
Net change in unrealized appreciation/depreciation
  on securities sold short and options written                      --              --              --              --
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                      4,825           (590)           4,718           3,891

----------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                               --              --              --              --
Realized gain on investments and securities sold short              --              --              --         (2,607)
TOTAL DISTRIBUTIONS                                                 --              --              --         (2,607)

----------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Net proceeds from sales of shares                               18,533          44,078          72,941         178,996
Reinvestment of distributions                                       --              --              --           2,497
Cost of shares redeemed                                       (11,392)        (51,082)        (45,739)       (139,507)
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE TRANSACTIONS                      7,141         (7,004)          27,202          41,986

----------------------------------------------------------------------------------------------------------------------

NET INCREASE/(DECREASE) IN NET ASSETS                           11,966         (7,594)          31,920          43,270

----------------------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of Period                                             21,777          29,371          71,567          28,297
End of Period                                                $  33,743       $  21,777       $ 103,487      $   71,567

----------------------------------------------------------------------------------------------------------------------

UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)
  INCLUDED IN NET ASSETS                                          (94)           (178)           (344)           (209)

OTHER INFORMATION:
SHARES
Sold                                                             1,415           3,474           3,848          10,017
Reinvested                                                          --              --              --             145
Redeemed                                                         (874)         (4,146)         (2,433)         (7,911)
NET INCREASE/(DECREASE)                                            541           (672)           1,415           2,251




The accompanying notes are an integral part of these financial statements.


   |
84 |  CALL 1-800-766-FUND
   |




      The accompanying notes are an integral part of these financial statements.


                                                                            |
                                                     WWW.RSINVESTMENTS.COM  | 85
                                                                            |

FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS
Six-month-ended numbers are unaudited


                                                                                               Distributions   Distributions
                                                           Net   Net Realized                       From Net        From Net
                               Net Asset Value,     Investment and Unrealized          Total      Investment        Realized
                            Beginning of Period  Income/(Loss)    Gain/(Loss)     Operations          Income   Capital Gains


  AGGRESSIVE GROWTH
  Six Months Ended 6/30/02               $ 6.18        $(0.04)        $(1.38)        $(1.42)         $    --         $    --
  Year Ended 12/31/01                      8.22         (0.07)         (1.97)         (2.04)              --              --
  Period Ended 12/31/00 2                 10.00         (0.04)         (1.74)         (1.78)              --              --

------------------------------------------------------------------------------------------------------------------------------------

  DIVERSIFIED GROWTH
  Six Months Ended 6/30/02                23.26         (0.12)         (5.97)         (6.09)              --              --
  Year Ended 12/31/01                     22.83         (0.18)           0.61           0.43              --              --
  Year Ended 12/31/00                     32.99         (0.25)         (8.69)         (8.94)              --          (1.22)
  Year Ended 12/31/99                     15.89             --          22.58          22.58              --          (5.48)
  Year Ended 12/31/98 4                   14.04         (0.19)           2.43           2.24              --          (0.39)
  Year Ended 12/31/97 4                   12.42         (0.17)           3.72           3.55              --          (1.93)

------------------------------------------------------------------------------------------------------------------------------------

  EMERGING GROWTH
  Six Months Ended 6/30/02                32.00         (0.18)         (8.95)         (9.13)              --              --
  Year Ended 12/31/01                     44.02         (0.29)        (11.73)        (12.02)              --              --
  Year Ended 12/31/00                     60.67         (0.47)        (14.74)        (15.21)              --          (1.44)
  Year Ended 12/31/99                     22.95           0.14          40.89          41.03              --          (3.31)
  Year Ended 12/31/98 4                   18.71         (0.20)           5.32           5.12              --          (0.88)
  Year Ended 12/31/97 4                   20.07         (0.14)           3.80           3.66              --          (5.02)

------------------------------------------------------------------------------------------------------------------------------------

  THE INFORMATION AGE FUND(R)
  Six Months Ended 6/30/02                14.53         (0.10)         (5.99)         (6.09)              --              --
  Year Ended 12/31/01                     19.01         (0.14)         (4.05)         (4.19)              --          (0.29)
  Year Ended 12/31/00                     35.79         (0.40)        (12.05)        (12.45)              --          (4.33)
  Year Ended 12/31/99                     17.96             --          21.72          21.72              --          (3.89)
  Year Ended 12/31/98 4                   11.80         (0.20)           6.36           6.16              --              --
  Year Ended 12/31/97 4                   11.51         (0.22)           0.95           0.73              --          (0.44)

------------------------------------------------------------------------------------------------------------------------------------

  RS INTERNET AGE FUND(TM)
  Six Months Ended 6/30/02                 5.76         (0.05)         (2.09)         (2.14)              --              --
  Year Ended 12/31/01                      6.53         (0.05)         (0.72)         (0.77)              --              --
  Year Ended 12/31/00                     12.18         (0.20)         (5.45)         (5.65)              --              --
  Period Ended 12/31/99 3                 10.00             --           2.18           2.18              --              --

------------------------------------------------------------------------------------------------------------------------------------

  MIDCAP OPPORTUNITIES
  Six Months Ended 6/30/02                 9.92         (0.03)         (1.78)         (1.81)              --              --
  Year Ended 12/31/01                     11.65           0.10         (1.73)         (1.63)          (0.10)              --
  Year Ended 12/31/00                     15.92         (0.02)         (1.09)         (1.11)          (0.02)          (3.14)
  Year Ended 12/31/99                     14.04           0.04           6.95           6.99          (0.05)          (5.06)
  Year Ended 12/31/98 4                   13.52           0.14           1.34           1.48          (0.19)          (0.77)
  Year Ended 12/31/97 4                   13.62           0.07           2.90           2.97          (0.04)          (3.03)


                                                                         Net Ratio    Gross Ratio          Net Ratio of
                             Net Asset                    Net Assets   of Expenses    of Expenses        Net Investment
                            Value, End         Total          End of    to Average     to Average      Income/(Loss) to
                             of Period       Return1   Period (000s)   Net Assets1    Net Assets1   Average Net Assets1


  AGGRESSIVE GROWTH
  Six Months Ended 6/30/02      $ 4.76      (22.98)%        $ 66,886         1.60%          1.77%               (1.27)%
  Year Ended 12/31/01             6.18      (24.82)%          98,351         1.49%          1.68%               (0.89)%
  Period Ended 12/31/00 2         8.22      (17.80)%         181,151         1.46%          1.66%               (0.81)%

-------------------------------------------------------------------------------------------------------------------------

  DIVERSIFIED GROWTH
  Six Months Ended 6/30/02       17.17      (26.18)%         676,050         1.50%          1.67%               (1.20)%
  Year Ended 12/31/01            23.26         1.88%         853,309         1.52%          1.71%               (1.03)%
  Year Ended 12/31/00            22.83      (26.91)%         567,888         1.51%          1.66%               (1.01)%
  Year Ended 12/31/99            32.99       150.21%         304,746         1.84%          1.89%               (1.40)%
  Year Ended 12/31/98 4          15.89        16.28%          69,031         1.89%          1.95%               (1.29)%
  Year Ended 12/31/97 4          14.04        29.45%          80,278         1.94%          2.14%               (1.20)%

-------------------------------------------------------------------------------------------------------------------------

  EMERGING GROWTH
  Six Months Ended 6/30/02       22.87      (28.53)%       1,678,089         1.44%          1.63%               (1.27)%
  Year Ended 12/31/01            32.00      (27.31)%       2,473,783         1.37%          1.59%               (0.79)%
  Year Ended 12/31/00            44.02      (25.04)%       3,867,028         1.29%          1.50%               (0.82)%
  Year Ended 12/31/99            60.67       182.56%       3,579,620         1.51%          1.51%               (1.19)%
  Year Ended 12/31/98 4          22.95        28.02%         403,330         1.47%          1.47%               (1.03)%
  Year Ended 12/31/97 4          18.71        18.54%         248,730         1.50%          1.50%               (0.68)%

-------------------------------------------------------------------------------------------------------------------------

  THE INFORMATION AGE FUND(R)
  Six Months Ended 6/30/02        8.44      (41.91)%          60,761         1.73%          1.78%               (1.55)%
  Year Ended 12/31/01            14.53      (22.11)%         125,099         1.67%          1.70%               (0.87)%
  Year Ended 12/31/00            19.01      (35.09)%         201,820         1.54%          1.54%               (1.22)%
  Year Ended 12/31/99            35.79       126.22%         354,636         1.68%          1.69%               (1.54)%
  Year Ended 12/31/98 4          17.96        52.20%         159,604         1.74%          1.74%               (1.55)%
  Year Ended 12/31/97 4          11.80         6.15%         118,832         1.82%          1.82%               (1.71)%

-------------------------------------------------------------------------------------------------------------------------

  RS INTERNET AGE FUND(TM)
  Six Months Ended 6/30/02        3.62      (37.15)%          38,872         2.07%          2.26%               (1.92)%
  Year Ended 12/31/01             5.76      (11.79)%          69,069         1.85%          2.16%               (0.81)%
  Year Ended 12/31/00             6.53      (46.39)%         100,281         1.78%          2.00%               (1.52)%
  Period Ended 12/31/99 3        12.18        21.80%         103,585         1.76%          1.82%               (1.34)%

-------------------------------------------------------------------------------------------------------------------------

  MIDCAP OPPORTUNITIES
  Six Months Ended 6/30/02        8.11      (18.25)%         110,811         1.53%          1.65%               (0.66)%
  Year Ended 12/31/01             9.92      (14.01)%         156,326         1.47%          1.67%                 0.87%
  Year Ended 12/31/00            11.65       (6.28)%         197,915         1.39%          1.58%               (0.14)%
  Year Ended 12/31/99            15.92        56.12%         226,529         1.59%          1.67%                 0.31%
  Year Ended 12/31/98 4          14.04        11.65%         183,910         1.30%          1.64%                 1.00%
  Year Ended 12/31/97 4          13.52        22.40%         298,669         1.30%          1.72%                 0.45%


                                 Gross Ratio of
                                 Net Investment   Portfolio
                               Income/(Loss) to    Turnover
                           Average Net Assets 1      Rate 1


  AGGRESSIVE GROWTH
  Six Months Ended 6/30/02              (1.44)%        125%
  Year Ended 12/31/01                   (1.08)%        198%
  Period Ended 12/31/00 2               (1.01)%        167%

-----------------------------------------------------------

  DIVERSIFIED GROWTH
  Six Months Ended 6/30/02              (1.37)%        111%
  Year Ended 12/31/01                   (1.22)%        255%
  Year Ended 12/31/00                   (1.16)%        383%
  Year Ended 12/31/99                   (1.44)%        473%
  Year Ended 12/31/98 4                 (1.35)%        403%
  Year Ended 12/31/97 4                 (1.40)%        370%

-----------------------------------------------------------

  EMERGING GROWTH
  Six Months Ended 6/30/02              (1.46)%         72%
  Year Ended 12/31/01                   (1.01)%        148%
  Year Ended 12/31/00                   (1.03)%        157%
  Year Ended 12/31/99                   (1.19)%        177%
  Year Ended 12/31/98 4                 (1.03)%        291%
  Year Ended 12/31/97 4                 (0.68)%        462%

-----------------------------------------------------------

  THE INFORMATION AGE FUND(R)
  Six Months Ended 6/30/02              (1.60)%         90%
  Year Ended 12/31/01                   (0.90)%        318%
  Year Ended 12/31/00                   (1.22)%        185%
  Year Ended 12/31/99                   (1.55)%        182%
  Year Ended 12/31/98 4                 (1.55)%        224%
  Year Ended 12/31/97 4                 (1.71)%        369%

-----------------------------------------------------------

  RS INTERNET AGE FUND(TM)
  Six Months Ended 6/30/02              (2.11)%         86%
  Year Ended 12/31/01                   (1.12)%        315%
  Year Ended 12/31/00                   (1.74)%        238%
  Period Ended 12/31/99 3               (1.40)%          2%

-----------------------------------------------------------

  MIDCAP OPPORTUNITIES
  Six Months Ended 6/30/02              (0.78)%        190%
  Year Ended 12/31/01                     0.67%        409%
  Year Ended 12/31/00                   (0.33)%        542%
  Year Ended 12/31/99                     0.23%        408%
  Year Ended 12/31/98 4                   0.65%        212%
  Year Ended 12/31/97 4                   0.03%        236%



See notes to Financial Highlights on page 89.
The accompanying notes are an integral part of these financial statements.


   |
86 |  CALL 1-800-766-FUND
   |


                                   See notes to Financial Highlights on page 89.
      The accompanying notes are an integral part of these financial statements.


                                                                            |
                                                     WWW.RSINVESTMENTS.COM  | 87
                                                                            |

FINANCIAL INFORMATION




FINANCIAL HIGHLIGHTS (Continued)
Six-month-ended numbers are unaudited


                                                                                               Distributions   Distributions
                                                           Net   Net Realized                       From Net       From Net
                               Net Asset Value,     Investment and Unrealized          Total      Investment        Realized
                            Beginning of Period  Income/(Loss)    Gain/(Loss)     Operations          Income   Capital Gains


  SMALLER COMPANY GROWTH
  Six Months Ended 6/30/02              $ 21.78        $(0.14)        $(4.53)        $(4.67)         $    --         $    --
  Year Ended 12/31/01                     20.69         (0.21)           1.90           1.69              --          (0.60)
  Year Ended 12/31/00                     22.34         (0.33)           1.24           0.91              --          (2.56)
  Year Ended 12/31/99                     14.26             --           8.08           8.08              --              --
  Year Ended 12/31/98 4                   14.35         (0.21)           0.12         (0.09)              --              --
  Year Ended 12/31/97 4                   11.00         (0.19)           3.54           3.35              --              --

------------------------------------------------------------------------------------------------------------------------------

  VALUE + GROWTH
  Six Months Ended 6/30/02                17.07         (0.09)         (2.74)         (2.83)              --              --
  Year Ended 12/31/01                     24.62         (0.21)         (4.80)         (5.01)              --          (2.54)
  Year Ended 12/31/00                     30.43         (0.33)         (3.14)         (3.47)              --          (2.34)
  Year Ended 12/31/99                     25.92             --           7.16           7.16              --          (2.65)
  Year Ended 12/31/98 4                   23.18         (0.25)           6.33           6.08              --          (3.34)
  Year Ended 12/31/97 4                   24.16         (0.26)           3.71           3.45              --          (4.43)

------------------------------------------------------------------------------------------------------------------------------

  THE CONTRARIAN FUND(TM)
  Six Months Ended 6/30/02                10.12             --           0.80           0.80              --              --
  Year Ended 12/31/01                     11.03         (0.07)         (0.84)         (0.91)              --              --
  Year Ended 12/31/00                     10.00           0.02           1.01           1.03              --              --
  Year Ended 12/31/99                      7.23           0.20           2.57           2.77              --              --
  Year Ended 12/31/98 4                   11.61         (0.08)         (3.72)         (3.80)              --          (0.58)
  Year Ended 12/31/97 4                   16.57             --         (4.88)         (4.88)              --          (0.08)

------------------------------------------------------------------------------------------------------------------------------

  GLOBAL NATURAL RESOURCES
  Six Months Ended 6/30/02                11.56         (0.04)           2.39           2.35              --              --
  Year Ended 12/31/01                     11.49         (0.09)           0.16           0.07              --              --
  Year Ended 12/31/00                      9.13         (0.06)           2.42           2.36              --              --
  Year Ended 12/31/99                      7.46         (0.01)           1.68           1.67              --              --
  Year Ended 12/31/98 4                   11.67         (0.07)         (3.95)         (4.02)              --          (0.19)
  Year Ended 12/31/97 4                   14.29         (0.05)         (2.39)         (2.44)              --          (0.18)

------------------------------------------------------------------------------------------------------------------------------

  PARTNERS
  Six Months Ended 6/30/02                17.67         (0.05)           1.31           1.26              --              --
  Year Ended 12/31/01                     15.72           0.04           2.57           2.61              --          (0.66)
  Year Ended 12/31/00                     11.96           0.09           3.67           3.76              --              --
  Year Ended 12/31/99                     11.53         (0.04)           0.47           0.43              --              --
  Year Ended 12/31/98 4                   16.49         (0.04)         (4.31)         (4.35)          (0.38)          (0.23)
  Year Ended 12/31/97 4                   14.60           0.13           2.52           2.65          (0.12)          (0.64)


                                                                         Net Ratio    Gross Ratio          Net Ratio of
                             Net Asset                    Net Assets   of Expenses    of Expenses        Net Investment
                            Value, End         Total          End of    to Average     to Average      Income/(Loss) to
                             of Period      Return 1   Period (000s)  Net Assets 1   Net Assets 1  Average Net Assets 1


  SMALLER COMPANY GROWTH
  Six Months Ended 6/30/02      $17.11      (21.44)%       $ 114,666         1.77%          1.94%               (1.54)%
  Year Ended 12/31/01            21.78         8.31%         116,490         1.66%          1.97%               (1.10)%
  Year Ended 12/31/00            20.69         4.44%         106,349         1.67%          1.93%               (1.41)%
  Year Ended 12/31/99            22.34        56.66%         103,312         1.92%          1.97%               (1.67)%
  Year Ended 12/31/98 4           14.26       (0.63)%          94,723         1.91%          2.01%               (1.46)%
  Year Ended 12/31/97 4          14.35        30.45%         104,858         1.95%          2.60%               (1.35)%

-------------------------------------------------------------------------------------------------------------------------

  VALUE + GROWTH
  Six Months Ended 6/30/02       14.24      (16.58)%         224,972         1.62%          1.67%               (1.02)%
  Year Ended 12/31/01            17.07      (20.43)%         297,613         1.60%          1.61%               (0.96)%
  Year Ended 12/31/00            24.62      (11.09)%         482,194         1.53%          1.53%               (1.05)%
  Year Ended 12/31/99            30.43        28.43%         673,900         1.59%          1.59%               (1.20)%
  Year Ended 12/31/98 4          25.92        27.44%         677,505         1.46%          1.46%               (0.96)%
  Year Ended 12/31/97 4          23.18        13.81%         752,994         1.44%          1.44%               (0.96)%

-------------------------------------------------------------------------------------------------------------------------

  THE CONTRARIAN FUND(TM)
  Six Months Ended 6/30/02       10.92         7.91%          68,285         1.68%          1.75%                 0.04%
  Year Ended 12/31/01            10.12       (8.25)%          66,934         2.22%          2.26%               (0.59)%
  Year Ended 12/31/00            11.03        10.30%          91,919         2.22%          2.25%                 0.19%
  Year Ended 12/31/99            10.00        38.31%         115,911         2.17%          2.43%               (1.17)%
  Year Ended 12/31/98 4           7.23      (32.69)%         124,666         2.83%          2.83%               (0.80)%
  Year Ended 12/31/97 4          11.61      (29.51)%         398,242         2.48%          2.48%                 0.01%

-------------------------------------------------------------------------------------------------------------------------

  GLOBAL NATURAL RESOURCES
  Six Months Ended 6/30/02       13.91        20.33%          33,743         1.80%          1.89%               (0.69)%
  Year Ended 12/31/01            11.56         0.61%          21,777         1.86%          1.97%               (0.58)%
  Year Ended 12/31/00            11.49        25.85%          29,371         1.98%          2.10%               (0.53)%
  Year Ended 12/31/99             9.13        22.39%          22,818         2.09%          2.42%               (1.72)%
  Year Ended 12/31/98 4           7.46      (34.45)%          23,467         1.95%          2.21%               (0.69)%
  Year Ended 12/31/97 4          11.67      (17.14)%          78,371         1.81%          1.82%               (0.38)%

-------------------------------------------------------------------------------------------------------------------------

  PARTNERS
  Six Months Ended 6/30/02       18.93         7.13%         103,487         1.88%          1.96%               (0.79)%
  Year Ended 12/31/01            17.67        16.72%          71,567         1.88%          2.04%               (0.07)%
  Year Ended 12/31/00            15.72        31.44%          28,297         1.90%          2.22%                 0.73%
  Year Ended 12/31/99            11.96         3.73%          22,374         2.13%          2.79%               (1.24)%
  Year Ended 12/31/98 4          11.53      (27.38)%          47,936         1.88%          2.07%               (0.26)%
  Year Ended 12/31/97 4          16.49        18.08%         194,133         1.78%          1.78%                 0.82%


                                 Gross Ratio of
                                 Net Investment   Portfolio
                               Income/(Loss) to    Turnover
                           Average Net Assets 1      Rate 1


  SMALLER COMPANY GROWTH
  Six Months Ended 6/30/02              (1.71)%         62%
  Year Ended 12/31/01                   (1.41)%        167%
  Year Ended 12/31/00                   (1.67)%        126%
  Year Ended 12/31/99                   (1.72)%         90%
  Year Ended 12/31/98 4                 (1.56)%        108%
  Year Ended 12/31/97 4                 (2.00)%        170%

-----------------------------------------------------------

  VALUE + GROWTH
  Six Months Ended 6/30/02              (1.07)%        156%
  Year Ended 12/31/01                   (0.97)%        172%
  Year Ended 12/31/00                   (1.05)%         71%
  Year Ended 12/31/99                   (1.20)%         80%
  Year Ended 12/31/98 4                 (0.96)%        190%
  Year Ended 12/31/97 4                 (0.96)%        228%

-----------------------------------------------------------

  THE CONTRARIAN FUND(TM)
  Six Months Ended 6/30/02              (0.03)%         75%
  Year Ended 12/31/01                   (0.63)%        131%
  Year Ended 12/31/00                     0.16%        117%
  Year Ended 12/31/99                   (1.43)%         86%
  Year Ended 12/31/98 4                 (0.80)%         39%
  Year Ended 12/31/97 4                   0.01%         36%

-----------------------------------------------------------

  GLOBAL NATURAL RESOURCES
  Six Months Ended 6/30/02              (0.78)%         70%
  Year Ended 12/31/01                   (0.69)%        167%
  Year Ended 12/31/00                   (0.65)%        159%
  Year Ended 12/31/99                   (2.05)%        140%
  Year Ended 12/31/98 4                 (0.96)%         63%
  Year Ended 12/31/97 4                 (0.38)%         97%

-----------------------------------------------------------

  PARTNERS
  Six Months Ended 6/30/02              (0.87)%         84%
  Year Ended 12/31/01                   (0.23)%        198%
  Year Ended 12/31/00                     0.41%        134%
  Year Ended 12/31/99                   (1.90)%         84%
  Year Ended 12/31/98 4                 (0.46)%         73%
  Year Ended 12/31/97 4                   0.82%         78%


Distributions reflect actual per-share amounts distributed for the period.
1 Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.
2 RS Aggressive Growth Fund shares were first issued on May 1, 2000.
3 RS Internet Age Fund(TM) shares were first issued on December 1, 1999.
4 Per-share data has been determined by using the average number of shares outstanding throughout the period.


See notes to Financial Highlights on page 89.
The accompanying notes are an integral part of these financial statements.


   |
88 |  CALL 1-800-766-FUND
   |


      The accompanying notes are an integral part of these financial statements.


                                                                            |
                                                     WWW.RSINVESTMENTS.COM  | 89
                                                                            |

NOTES TO FINANCIAL STATEMENTS


The RS Mutual Funds (a "Fund," the "Funds") are series of RS Investment Trust (the "Trust"), a Massachusetts business trust organized on May 11, 1987. The Funds are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as open-end management investment companies. The Trust currently offers 12 portfolios. The RS Aggressive Growth Fund, the RS Diversified Growth Fund, the RS Emerging Growth Fund, The Information Age Fund(R), the RS Internet Age Fund(TM), the RS MidCap Opportunities Fund, the RS Smaller Company Growth Fund, the RS Value + Growth Fund, the RS Global Natural Resources Fund, and the RS Money Market Fund are registered as diversified funds. The Contrarian Fund(TM) and the RS Partners Fund are registered as nondiversified funds. Each Fund consists of a single class of shares.

Financial statements for the RS Money Market Fund for the period ended June 30, 2002, are being issued separately.


NOTE 1   SIGNIFICANT ACCOUNTING POLICIES


The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. INVESTMENT VALUATIONS Marketable securities are valued at the last sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. Foreign securities are generally denominated in foreign currencies. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when each Fund's net asset value is next determined.

Securities for which market quotations are not readily available are valued at their fair value as determined in accordance with the guidelines and procedures adopted by the Funds' Board of Trustees. The guidelines and procedures use fundamental valuation methods that include, but are not limited to, the analysis of: the effect of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, and any other event that could have a significant impact on the value of the security. The approximate percentages of the Funds' investments valued using these guidelines and procedures at June 30, 2002, were as follows:

--------------------------------------------------------------------------------
     Fund                   Percentage         Fund                Percentage

     Aggressive Growth              --         Smaller Company Growth      --
     Diversified Growth           0.6%         Value + Growth              --
     Emerging Growth                --         The Contrarian Fund(TM)   4.4%
     The Information Age Fund(R)  0.1%         Global Natural Resources  3.4%
     RS Internet Age Fund(TM)       --         Partners                  0.4%
     MidCap Opportunities           --
--------------------------------------------------------------------------------


In their normal course of business, some of the Funds may invest a significant portion of their assets in companies concentrated within a number of industries. Accordingly, the performance of these Funds may be subject to a greater risk of market fluctuation than that of a fund invested in a wider spectrum of market or industrial sectors.

Options and warrants for which market quotations are not readily available are priced using the modified Black-Scholes Valuation Formula. The Black-Scholes Valuation Formula values an option or warrant by determining the differential between the exercise price of the option or warrant and the current price of the underlying stock, based on a number of factors. These factors include, but are not limited to, the current price of the underlying stock, the exercise price of the option or warrant, the time to expiration, the assumed riskless rate of interest, the compounded rate of return on the stock, and the standard deviation of the return on the stock. This valuation method is in accordance with the guidelines and procedures adopted by the Funds' Board of Trustees.


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

B. FEDERAL INCOME TAXES The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies, and to distribute all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

C. SECURITIES TRANSACTIONS Securities transactions are accounted for on the date securities are purchased, sold, or sold short (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

D. FOREIGN CURRENCY TRANSLATION The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at the exchange rate each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rate in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

E. INVESTMENT INCOME Dividend income is recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Funds are informed of the ex-dividend date. Interest income, which includes accretion, is accrued and recorded daily.

F. EXPENSES Most expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are apportioned among all the Funds in the Trust, based on relative net assets.

Expense offsets and other waivers represent expense offsets due to securities lending and the waiver of fees by the Funds' accounting agent/administrator and custodian. (See Note 5.)

G. DISTRIBUTIONS TO SHAREHOLDERS Dividends to shareholders are recorded on the ex-dividend date. See charts below for the tax character of distributions from realized gains during the period ended June 30, 2002.

--------------------------------------------------------------
                                  Ordinary         Ordinary
                                    Income           Income
  Fund                               Total        per Share

  Aggressive Growth            $        --         $     --
  Diversified Growth                    --               --
  Emerging Growth                       --               --
  The Information Age Fund(R)           --               --
  RS Internet Age Fund(TM)              --               --
  MidCap Opportunities                  --               --
  Smaller Company Growth                --               --
  Value + Growth                        --               --
  The Contrarian Fund(TM)               --               --
  Global Natural Resources              --               --
  Partners                              --               --
--------------------------------------------------------------

--------------------------------------------------------------
                                 Long-Term        Long-Term
                              Capital Gain     Capital Gain
  Fund                               Total        per Share

  Aggressive Growth            $        --         $     --
  Diversified Growth                    --               --
  Emerging Growth                       --               --
  The Information Age Fund(R)           --               --
  RS Internet Age Fund(TM)              --               --
  MidCap Opportunities                  --               --
  Smaller Company Growth                --               --
  Value + Growth                        --               --
  The Contrarian Fund(TM)               --               --
  Global Natural Resources              --               --
  Partners                              --               --
--------------------------------------------------------------

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Undistributed net investment income and accumulated undistributed net realized gain/(loss)


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

NOTES TO FINANCIAL STATEMENTS

on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period. See chart below for tax basis of accumulated realized gains as of December 31, 2001, which is the most recently completed tax year.

--------------------------------------------------------------
                              Undistributed   Undistributed
                                   Ordinary       Long-Term
  Fund                               Income           Gains

  Aggressive Growth              $       --       $      --
  Diversified Growth                     --              --
  Emerging Growth                        --              --
  The Information Age Fund(R)            --              --
  RS Internet Age Fund(TM)               --              --
  MidCap Opportunities                   --              --
  Smaller Company Growth          4,028,215         110,220
  Value + Growth                         --              --
  The Contrarian Fund(TM)                --              --
  Global Natural Resources               --              --
  Partners                               --         410,066
--------------------------------------------------------------

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, would be distributed to shareholders annually.

See chart below for capital loss carryovers available for the Funds at December 31, 2001, which is the most recently completed tax year.

Under the current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2001, the Funds elected to defer net capital and currency losses as follows:

--------------------------------------------------------------
  Fund

  Aggressive Growth                           $   5,152,704
  Diversified Growth                                  8,562
  Emerging Growth                                44,536,394
  The Information Age Fund(R)                            --
  RS Internet Age Fund(TM)                          748,965
  MidCap Opportunities                                3,382
  Smaller Company Growth                                 --
  Value + Growth                                  4,055,217
  The Contrarian Fund(TM)                            15,879
  Global Natural Resources                           19,615
  Partners                                           23,141
--------------------------------------------------------------

H. CAPITAL ACCOUNTS Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

I. TEMPORARY BORROWINGS All Funds within the Trust, excluding the RS Money Market Fund, share in a $25 million committed revolving credit/overdraft protection facility from PNC Bank for temporary purposes, including the meeting of redemption requests that otherwise might


----------------------------------------------------------------------------------------------------------------------------
  CAPITAL LOSS CARRYOVERS
  (see Note 1g)                                                         Expiring
                                -------------------------------------------------------------------------------------------
  Fund                              2005            2006            2007             2008             2009            Total

  Aggressive Growth             $     --     $        --     $        --      $ 2,526,668   $   93,361,295   $   95,887,963
  Diversified Growth                  --              --              --       16,606,435      147,329,667      163,936,102
  Emerging Growth                     --              --              --               --    1,375,277,306    1,375,277,306
  The Information Age Fund(R)         --              --              --               --       33,466,951       33,466,951
  RS Internet Age Fund(TM)            --              --              --       38,065,629      113,383,070      151,448,699
  MidCap Opportunities                --              --              --               --       33,719,894       33,719,894
  The Contrarian Fund(TM)             --      48,582,052      67,677,287        9,344,761        7,442,541      133,046,641
  Global Natural Resources            --       5,999,026      10,576,876               --               --       16,575,902
  Partners                       956,999              --              --               --               --          956,999
----------------------------------------------------------------------------------------------------------------------------


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

require the untimely disposition of securities. In addition, the RS Emerging Growth Fund has sole access to a separate $25 million facility from PNC Bank, with the same terms. Interest is calculated based on the market rates at the time of borrowing. Each Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower leverage limit defined in the Fund's Statement of Additional Information or the Prospectus.


--------------------------------------------------------------------------------
                                             Amount                   Average
                                        Outstanding        Average   Interest
  Fund                                   at 6/30/02     Borrowing*   Rate (%)

  Aggressive Growth                      $       --     $       --         --
  Diversified Growth                             --      1,552,148       2.17
  Emerging Growth                                --        533,955       2.61
  The Information Age Fund(R)                    --            386       2.71
  RS Internet Age Fund(TM)                       --         24,061       2.58
  MidCap Opportunities                           --             --         --
  Smaller Company Growth                         --             --         --
  Value + Growth                                 --        451,938       2.63
  The Contrarian Fund(TM)                        --             --         --
  Global Natural Resources                       --             --         --
  Partners                                       --             --         --
--------------------------------------------------------------------------------

* For the six months ended June 30, 2002.

NOTE 2   CAPITAL SHARES

A. TRANSACTIONS The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the Funds are shown in detail in the STATEMENT OF CHANGES IN NET ASSETS (see pages 82-85).


NOTE 3   TRANSACTIONS WITH AFFILIATES

A. ADVISORY FEES AND EXPENSE LIMITATION Under the terms of advisory agreements, which are generally reviewed and approved annually by the Board of Trustees, the Funds pay RS Investment Management, L.P. or RS Investment Management, Inc. (collectively, "RS Investments"), an investment advisory fee calculated at an annual rate of the average daily net assets of the Funds as disclosed below:


-------------------------------------------------------------------
                                                     Investment
  Fund                                            Advisory Fees

  Aggressive Growth                                       1.00%
  Diversified Growth                                      1.00%
  Emerging Growth                                         1.00%
  The Information Age Fund(R)                             1.00%
  RS Internet Age Fund(TM)                                1.25%
  MidCap Opportunities                                    1.00%
  Smaller Company Growth                                  1.25%
  Value + Growth                                          1.00%
  The Contrarian Fund(TM)                                 1.00%
  Global Natural Resources                                1.00%
  Partners                                                1.25%
-------------------------------------------------------------------


RS Investments may voluntarily agree to bear operating expenses of a Fund (excluding interest, taxes, extraordinary expenses, and dividend expenses related to short sales) to the extent they exceed a stated limit, either by reimbursement of expenses to the Fund or by means of an advisory fee waiver.

RS Investments may recoup waived or reimbursed operating expenses over the succeeding two years, subject to expense limitations then applicable to the Funds. Such recoupments are included in investment advisory fees on the STATEMENT OF OPERATIONS (see pages 80-81).

During the period ended June 30, 2002, RS Investments recouped the following amounts:


--------------------------------------------------------------
  Fund

  Aggressive Growth                               $      --
  Diversified Growth                                     --
  Emerging Growth                                        --
  The Information Age Fund(R)                            --
  RS Internet Age Fund(TM)                               --
  MidCap Opportunities                                   --
  Smaller Company Growth                             33,933
  Value + Growth                                         --
  The Contrarian Fund(TM)                                --
  Global Natural Resources                               --
  Partners                                            8,071
--------------------------------------------------------------


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

NOTES TO FINANCIAL STATEMENTS


------------------------------------------------------------------------------------------------------------------------------------
  TAX COST OF INVESTMENTS AND PROCEEDS FROM SECURITIES SOLD SHORT
  (see Note 4a below)

                               Cost of Investments/   Net Unrealized Appreciation/
                                        Proceeds of  (Depreciation) on Investments       Gross Unrealized        Gross Unrealized
                              Securities Sold Short      and Securities Sold Short           Appreciation            Depreciation
  Aggressive Growth                   $  85,970,337                 $  (4,482,973)           $  4,560,294            $  9,043,267
  Diversified Growth                    899,927,572                  (110,923,712)             71,627,091             182,550,803
  Emerging Growth                     1,876,595,850                   (70,275,539)            166,328,943             236,604,482
  The Information Age Fund(R)            76,114,672                   (14,148,054)              2,403,978              16,552,032
  RS Internet Age Fund(TM)               53,418,568                    (5,126,949)              3,053,433               8,180,382
  MidCap Opportunities                  136,038,993                    (6,262,258)              6,055,058              12,317,316
  Smaller Company Growth                133,381,917                        547,810             16,197,309              15,649,499
  Value + Growth                        219,463,916                      8,605,859             21,923,313              13,317,454
  The Contrarian Fund(TM)                85,909,582                   (16,200,915)              9,448,539              25,649,454
  Global Natural Resources               34,695,782                      3,558,080              4,303,509                 745,429
  Partners                              110,004,099                     11,010,328             14,033,037               3,022,709
------------------------------------------------------------------------------------------------------------------------------------


At June 30, 2002, the balance of recoupable expenses for each Fund was:

---------------------------------------------------------------------
  Fund                            2000      2001     2002     Total

  Aggressive Growth            $    --  $     --  $    --  $     --
  Diversified Growth                --        --       --        --
  Emerging Growth                   --        --       --        --
  The Information Age Fund(R)       --        --       --        --
  RS Internet Age Fund(TM)          --        --       --        --
  MidCap Opportunities              --        --       --        --
  Smaller Company Growth            --        --       --        --
  Value + Growth                    --        --       --        --
  The Contrarian Fund(TM)           --        --       --        --
  Global Natural Resources          --        --       --        --
  Partners                      41,544    81,277   15,176   137,997
---------------------------------------------------------------------

B. COMPENSATION OF TRUSTEES AND OFFICERS Trustees and officers of the Funds who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Funds. Trustees of the Funds who are not interested persons of RS Investments, as defined in the 1940 Act, received compensation and reimbursement of expenses for the period ended June 30, 2002. Each of the disinterested Trustees received compensation from the Trust for the period ended June 30, 2002 in the amount of $30,000.

Under a Deferred Compensation Plan (the Plan) adopted May 6, 2002, disinterested Trustees may elect to defer receipt of all, or a portion of, their annual compensation. Each Fund's liability for deferred compensation to a Trustee is adjusted periodically to reflect notional investment of the deferred amount in one or more RS Funds designated by the Trustee. Deferred amounts remain in a Fund until distributed in accordance with the Plan.

C. DISTRIBUTION FEES PFPC Distributors, Inc. ("PFPC"), a nonaffiliate of RS Investments, is the Funds' distributor. The Funds have entered into agreements with PFPC for distribution services with respect to their shares and have adopted Plans of Distribution pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Funds' Board of Trustees. Under these Plans, PFPC is compensated for services in such capacity including its expenses in connection with the promotion and distribution of each Fund at an annual rate of 0.25% of the Fund's average daily net assets. RS Investments or its affiliates provide certain services to PFPC in respect of the promotion of the Funds' shares and are compensated by PFPC for those services.


NOTE 4   INVESTMENTS


A. TAX BASIS OF INVESTMENTS The cost of investments purchased and the proceeds of securities sold short for federal income tax purposes at June 30, 2002, for each Fund is listed above. The net unrealized appreciation/(depreciation) on investments and securities sold short, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart above.


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

B. INVESTMENT PURCHASES AND SALES The cost of investments purchased and the proceeds from investments sold (excluding options, securities sold short, and short-term investments) for the period ended June 30, 2002, were as follows:


-------------------------------------------------------------------------
                                Cost of Investments      Proceeds from
  Fund                                    Purchased   Investments Sold

  Aggressive Growth                  $   91,721,320     $  100,177,433
  Diversified Growth                    980,407,022        875,916,150
  Emerging Growth                     1,428,381,020      1,852,656,715
  The Information Age Fund(R)            78,718,065         99,260,739
  RS Internet Age Fund(TM)               45,658,828         53,620,545
  MidCap Opportunities                  233,087,395        250,506,824
  Smaller Company Growth                103,129,473         69,143,062
  Value + Growth                        395,526,239        428,997,905
  The Contrarian Fund(TM)                43,347,431         44,681,945
  Global Natural Resources               20,947,181         16,013,630
  Partners                               83,426,091         63,183,167
-------------------------------------------------------------------------


C. FOREIGN SECURITIES Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, revaluation of currencies; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of many foreign companies and markets may be less liquid and their prices more volatile than those of U.S. companies and markets.

D. SHORT SALES The following Funds may currently sell securities short: RS Aggressive Growth Fund, RS Internet Age Fund(TM), RS Smaller Company Growth Fund, RS Value + Growth Fund, The Contrarian Fund(TM), and RS Global Natural Resources Fund. Short sales are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will typically realize a gain if the security declines in value between those dates. All short sales must be collateralized as required by law or agreement with the Fund's broker. The Fund maintains its collateral in a segregated account consisting of cash, equities, and/or U.S. government securities sufficient to collateralize the obligation on the short positions. The Fund may also sell short "against the box" (i.e., the Fund enters into a short sale as described above while holding an offsetting long position in the security). Each Fund limits the value of short sale positions to 25% (The Contrarian Fund(TM) is allowed up to 40%) of that Fund's total assets. For the period ended June 30, 2002, the cost of investments purchased to cover short sales and the proceeds from investments sold short were as follows:


-------------------------------------------------------------------------
                                Cost of Investments     Proceeds from
                                       Purchased to       Investments
  Fund                            Cover Short Sells        Sold Short

  Aggressive Growth                   $          --      $         --
  Diversified Growth                             --                --
  Emerging Growth                                --                --
  The Information Age Fund(R)                    --                --
  RS Internet Age Fund(TM)                2,355,299                --
  MidCap Opportunities                           --                --
  Smaller Company Growth                         --                --
  Value + Growth                                 --                --
  The Contrarian Fund(TM)                        --                --
  Global Natural Resources                       --                --
  Partners                                       --                --
-------------------------------------------------------------------------


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

NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------------------------------------------------------
  RESTRICTED SECURITIES
  (see Note 4e below)

                                                                                                    Acquisition  % of Funds'
  Fund                      Security                     Shares           Cost             Value           Date   Net Assets
-------------------------------------------------------------------------------------------------------------------------------
  Diversified Growth        Molecular Diagnostics,
                              Inc. (Conv. Pfd.)         730,000     $2,190,000       $ 3,175,500       10/26/01
                            Startec Global                                                            11/24/00-
                              Communications Corp.      275,000        968,750                 0        3/26/01
                                                                     3,158,750         3,175,500                       0.47%
  The Information           Novatel Wireless, Inc.
  Age Fund(R)                 (Warrant)                 498,701        156,260            41,140       12/20/01
                                                                       152,260            41,140                       0.07%
  RS Internet Age Fund(TM)  Novatel Wireless, Inc.
                              (Warrant)                 280,520         87,896            23,141       12/20/01
                                                                        87,896            23,141                       0.06%
  The Contrarian Fund(TM)   African Minerals, Ltd.                                                     4/25/97-
                                                        698,422      2,837,501         3,073,057         5/7/98
                                                                     2,837,501         3,073,057                       4.50%
  Global Natural
  Resources                 African Minerals, Ltd.                                                     4/25/97-
                                                        203,624        784,997           895,948         5/7/98
                            Dynatec Corporation       1,000,000        455,566           410,286         6/6/02
                                                                     1,240,563         1,306,234                       3.87%
-------------------------------------------------------------------------------------------------------------------------------


E. RESTRICTED SECURITIES A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is sub-sequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds' Board of Trustees as outlined in Note 1a, paragraph 2. See table above for restricted securities held at June 30, 2002.


F. OPTIONS AND WARRANTS Options and warrants normally entitle the holder to purchase specified securities at a predetermined price during a specific period. The writer of an option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument or, in the case of an index option, a notional index amount at a specified price within a specified period of time. Certain options, including options on indexes, will require cash settlement by the Fund if the option is exercised.


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

Transactions in written options for the period ended June 30, 2002, were as follows:


--------------------------------------------------------------
  DIVERSIFIED GROWTH: WRITTEN OPTIONS

                                 Amount of        Number of
                                  Premiums        Contracts
  Outstanding at 12/31/01        $      --               --
  Options written                  998,062            7,890
  Options expired                 (310,480)         (1,896)
  Options exercised                (90,945)         (1,196)
  Options closed                  (416,645)         (3,684)
  OUTSTANDING AT 6/30/02         $ 179,992            1,114
--------------------------------------------------------------


--------------------------------------------------------------
  MIDCAP OPPORTUNITIES: WRITTEN OPTIONS

                                   Amount of      Number of
                                    Premiums      Contracts
  Outstanding at 12/31/01        $   303,990          2,000
  Options written                    697,896          4,407
  Options expired                   (165,811)        (1,516)

  Options exercised                 (382,087)        (2,600)
  Options closed                    (429,468)        (2,178)
  OUTSTANDING AT 6/30/02         $    24,520            113
--------------------------------------------------------------


--------------------------------------------------------------
  VALUE + GROWTH: WRITTEN OPTIONS

                                   Amount of      Number of
                                    Premiums      Contracts
  Outstanding at 12/31/01        $        --             --
  Options written                    902,778          5,299
  Options expired                   (180,829)          (807)
  Options exercised                 (148,575)        (1,182)
  Options closed                    (524,950)        (3,085)
  OUTSTANDING AT 6/30/02         $    48,424            225
--------------------------------------------------------------


NOTE 5   SECURITIES LENDING


Certain Funds lend their portfolio securities. The borrower pays fees, at the Funds' direction, to service providers of those Funds, including RS Investments. Those payments are applied to offset amounts owed to the service providers by the Funds. Such amounts are shown as offsets in the STATEMENT OF OPERATIONS (see pages 80-81). During the period ended June 30, 2002, the following Funds had securities lending fees as described below:


--------------------------------------------------------------
  Fund                                                 Fees

  Aggressive Growth                              $   41,097
  Diversified Growth                                577,766
  Emerging Growth                                 1,900,875
  RS Internet Age Fund(TM)                           30,844
  MidCap Opportunities                               50,423
  Smaller Company Growth                             76,437
--------------------------------------------------------------


Funds that lend securities receive cash as collateral in an amount at least equal to 102% of the current market value of the loaned securities. The cash collateral is substantially invested in institutional money market pooled accounts. The market value of the loaned securities is determined at the close of business of the Funds, and any additional required collateral is delivered to the Funds on the next business day. The value of loaned securities and the value of collateral at June 30, 2002, were as follows:


--------------------------------------------------------------
                       Valued of Loaned            Value of
 Fund                        Securities          Collateral

 Aggressive Growth         $ 12,960,803        $ 13,228,100
 Diversified Growth          96,698,048         107,374,280
 Emerging Growth            171,959,445         178,768,000
 RS Internet Age Fund(TM)     5,113,568           5,378,300
 MidCap Opportunities        18,245,813          18,768,500
 Smaller Company Growth      16,160,506          18,197,600
--------------------------------------------------------------


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

SUPPLEMENTAL INFORMATION - UNAUDITED


  TRUSTEES INFORMATION TABLE


                                                                                              Number of
                                                                                              Portfolios
                                          Term of Office*                                     in Fund complex
  Name, Address      Position(s) Held     and Length of         Principal Occupations         Overseen by       Other Directorships
  and Age            with Trust           Time Served           During Past 5 Years           Trustee           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
                                            INTERESTED TRUSTEES & PRINCIPAL OFFICERS:**


  G. Randall Hecht   Trustee, President,  Served as Trustee:    CEO, RS Investments;          11                N/A
  RS Investments     Principal Executive  June 2001 - present;  CEO, Member, RS
  388 Market Street  Officer              May 1999 - February   Investment Management
  San Francisco,                          2001; June 1987 -     Co., LLC; Formerly, COO,
  CA 94111                                December 1997         Member of the Management
  51 years old                                                  and Executive Committees,
                                                                Robertson, Stephens
                                                                & Company, Inc, an
                                                                investment banking firm; CFO,
                                                                Limited Partner, Robertson,
                                                                Stephens & Company, LLC



  Michael McCaffery  Trustee              Since May 2002        President and CEO             11                Western Technology
  RS Investments                                                Stanford Management                             Ventures, Stadium
  388 Market Street                                             Company; Formerly,                              Capital Partners,
  San Francisco,                                                Chairman, President & CEO,                      Molokai Partners,
  CA 94111                                                      Robertson, Stephens,                            SKOLAR MD, TIFF,
  48 years old                                                  & Company, Inc., an                             Accel Partners,
                                                                investment banking firm.                        Finanical Technology
                                                                                                                Ventures.


  Steven M. Cohen    Treasurer            Since April 1999      CFO, RS Investments;          N/A               N/A
  RS Investments                                                Formerly, Trading
  388 Market Street                                             Operations Manager,
  San Francisco,                                                Ziff Brothers Investments.
  CA 94111
  35 years old

  Suzanne M. DuFrane Secretary            Since May 1999        V.P., RS Investments;         N/A               N/A
  RS Investments                                                Formerly, V.P., Credit
  388 Market Street                                             Suisse First Boston;
  San Francisco,                                                Controller, Robertson
  CA 94111                                                      Stephens Investment
  34 years old                                                  Management.


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

  TRUSTEES INFORMATION TABLE (Continued)


                                                                                              Number of
                                                                                              Portfolios
                                          Term of Office*                                     in Fund complex
  Name, Address        Position(s) Held   and Length of         Principal Occupations         Overseen by       Other Directorships
  and Age              with Trust         Time Served           During Past 5 Years           Trustee           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
                                            DISINTERESTED TRUSTEES & PRINCIPAL OFFICERS:
  Leonard B. Auerbach  Trustee            Since June 1987       Managing Director (formerly   11                Sequoia
  RS Investments                                                CEO), Centre Capital                            National Bank
  388 Market Street                                             Group, Inc., a member
  San Francisco,                                                company of American
  CA 94111                                                      International Group, Inc.;
  55 years old                                                  Formerly, General Partner,
                                                                Tuttle & Company, a
                                                                financial services company.

  Jerome S. Contro     Trustee            Since June 2001       Partner, Tango Group,         11                N/A
  RS Investments                                                an investment company;
  388 Market Street                                             Formerly, Managing Director,
  San Francisco,                                                Nuveen, an investment
  CA 94111                                                      company.
  45 years old

  John W. Glynn, Jr.   Trustee            Since July 1997       President, Glynn Capital      11                Sterling Payot
  RS Investments                                                Management.                                     Company
  388 Market Street
  San Francisco,
  CA 94111
  61 years old


* Each  Trustee  shall serve  during the  continued  lifetime of the Trust until he or she dies,  resigns,  is declared  bankrupt or incompetent by a court of appropriate  jurisdiction,  or is removed,  or, if sooner, until the next meeting of Shareholders called for the purpose of electing  Trustees and until the election  and  qualification  of his  successor.  Officers  hold office at the pleasure of the Trustees.

**Interested persons as defined by the 1940 Act.

  The Statement of Additional  Information  relating to the Fund includes  additional  information  about Trustees and is available, without charge, upon request, by writing to the Fund or calling 1-800-766-FUND (3863).



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

ADMINISTRATION


OFFICERS AND TRUSTEES

   G. RANDALL HECHT, TRUSTEE, PRESIDENT
   AND PRINCIPAL EXECUTIVE OFFICER

   LEONARD B. AUERBACH, TRUSTEE
   Managing Director (formerly CEO),
   Centre Capital Group, Inc.
   (an AIG, Inc. member company)

   JEROME S. CONTRO, TRUSTEE
   Partner, Tango Group

   JOHN W. GLYNN JR., TRUSTEE
   President, Glynn Capital
   Management

   MICHAEL MCCAFFREY, TRUSTEE
   President and CEO of Stanford
   Management Company

   STEVEN M. COHEN, TREASURER

   SUZANNE M. DUFRANE, SECRETARY

INVESTMENT ADVISER
   RS INVESTMENT MANAGEMENT, L.P.
   388 Market Street, Suite 1700
   San Francisco, CA 94111

DISTRIBUTOR
   PFPC DISTRIBUTORS, INC.
   3200 Horizon Drive
   King of Prussia, PA 19406

TRANSFER AGENT AND DISBURSING AGENT
   NATIONAL FINANCIAL DATA SERVICES
   Kansas City, MO
   1-800-624-8025

CUSTODIAN
   PFPC TRUST COMPANY
   Philadelphia, PA

INDEPENDENT ACCOUNTANTS
   PRICEWATERHOUSECOOPERS LLP
   San Francisco, CA

LEGAL COUNSEL
   ROPES & GRAY
   Boston, MA




The views expressed in this report were those of the Funds' portfolio managers as of the date specified and may not reflect the views of the portfolio managers on the date they are first published or at any other time thereafter. RS Investments and its affiliates may buy or sell investments at any time for the Funds, for their other clients, or for their own accounts and may not necessarily do so in a manner consistent with the views expressed in this report. The prices at which they buy or sell investments may be affected favorably by the contents of this report or the timing of its publication. THE VIEWS EXPRESSED IN THIS REPORT ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUNDS IN UNDERSTANDING THEIR INVESTMENT IN THE FUNDS AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS CONCERNING THEIR INDIVIDUAL INVESTMENT PROGRAMS.

This report is submitted for the information of shareholders of the RS Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.


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100 |  CALL 1-800-766-FUND
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

RS FUNDS

RS GROWTH FUNDS

RS AGGRESSIVE GROWTH FUND
Investing in small-, mid-, and large-cap growth companies. Managed by Jim Callinan. RSAGX

RS DIVERSIFIED GROWTH FUND
Focusing on small-cap growth companies. Managed by John Wallace and John Seabern. RSDGX

RS EMERGING GROWTH FUND
Seeking to invest in America's most dynamic, growth-oriented companies. Managed by Jim Callinan. RSEGX

THE INFORMATION AGE FUND(R)
Targeting investments in the information technology sector. Managed by Jim Callinan, Steve Bishop, and Wendell Laidley. RSIFX

RS INTERNET AGE FUND(TM)
Investing in companies likely to benefit from the development of the Internet. Managed by Jim Callinan, Steve Bishop, and Wendell Laidley. RIAFX

RS MIDCAP OPPORTUNITIES FUND
Seeking growth in mid-cap companies while attempting to moderate risk. Managed by John Wallace. RSMOX

RS SMALLER COMPANY GROWTH FUND
Focusing on companies with market caps of $750 million or less. Managed by Bill Wolfenden. RSSGX

RS VALUE + GROWTH FUND
Seeking capital appreciation for the long-term investor. Managed by John Wallace. RSVPX


RS VALUE FUNDS

THE CONTRARIAN FUND(TM)
Seeking  out-of-favor  and  new-discovery  investments.  Managed by Andy Pilara.
RSCOX

RS GLOBAL NATURAL RESOURCES FUND
Focusing primarily on hard-asset companies. Managed by Andy Pilara. RSNRX

RS PARTNERS FUND
A small-cap fund using a cash flow value meth-odology. Managed by Andy Pilara. RSPFX

FUND LISTINGS Our Funds are listed in THE WALL STREET JOURNAL, USA TODAY, INVESTOR'S BUSINESS DAILY, and most local newspapers under the heading RS Funds.

   Please read the Prospectus to learn about the Funds' objectives and investment policies and the special risks associated with the RS Funds, including investing in smaller companies; investing in the technology sector; investing internationally; investing in a more limited number of issuers or sectors; short selling; and using options and futures. SR231

                                                              PRESORTED STANDARD
                                                                 U.S. POSTAGE
                                                                     PAID
                                                                    PERMIT
                                                                    #4118
                                                              SAN FRANCISCO, CA


       388 MARKET STREET SAN FRANCISCO CA 94111 | WWW.RSINVESTMENTS.COM |
                              CALL 1-800-766-FUND


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                                                                RS | investments
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